Exhibit 10.37

Execution Copy

LOAN AGREEMENT
between
DIRECTOR OF DEVELOPMENT SERVICES AGENCY
OF THE STATE OF OHIO
and
CLINTON COUNTY PORT AUTHORITY

Dated as of
December 1, 2012

(OHIO ENTERPRISE BOND FUND PROGRAM)
(CHAPTER 166, OHIO REVISED CODE, LOAN PROGRAM)
(LOGISTICS & DISTRIBUTION INFRASTRUCTURE FUND PROGRAM)

BROUSE-#836255-V21-AMES_OEBF_166_LOAN_AGREEMENT.DOCBROUSE-#836255-V21-AMES_OEBF_166_LOAN_AGREEMENT.DOCBROUSE-#836255-V21-AMES_OEBF_166_LOAN_AGREEMENT.DOC{BROUSE-#836255-V21-AMES_OEBF_166_LOAN_AGREEMENT.DOC;1}

INDEX
(The Index is not a part of this Loan Agreement
and is only for convenience of reference).
Page
ARTICLE I    DEFINITIONS    2

Section 1.1.	Use of Defined Terms 2

Section 1.2.	Definitions 2

Section 1.3.	Certain Words and References 14
ARTICLE II    DETERMINATION AND REPRESENTATIONS    15

Section 2.1.	Determinations of the Director; Eligible Project 15

Section 2.2.	Representations and Warranties of the Borrower 15
ARTICLE III    COMMENCEMENT AND COMPLETION OF THE PROJECT    19

Section 3.1.	Provision of the Project 19

Section 3.2.	Deposits to the Project Funds; the Issuance Expense Account and the Capitalized Interest Account; Advances of the LDI Loan 19

Section 3.3.	Disbursement from the Project Funds 19

Section 3.4	Conditions to Disbursement of the State Assistance and the State Loan 20

Section 3.5.	Establishment of Completion Date 25

Section 3.6.	Borrower to Pay, or Cause Lessee to Pay, Costs in Event Project Funds Insufficient 26

Section 3.7.	Plans and Specifications; Inspections 26

Section 3.8	Remedies to be Pursued Against Contractors and Subcontractors and
Their Sureties    27

Section 3.9.	Investment of Project Funds, Primary Reserve Account or Collateral Proceeds Account 27
ARTICLE IV    STATE ASSISTANCE AND LOAN REPAYMENTS    28

Section 4.1.	State Assistance 28

Section 4.2.	State Loan 28

Section 4.3.	LDI Loan 28

Section 4.4.	Borrower Payments for State Assistance 29

Section 4.5.	Place of Payments 30

Section 4.6.	Primary Reserve Account 30

Section 4.7.	Extent of the Covenants of the Borrower; No Personal Liability or
Pledge of General Credit    31
ARTICLE V    MAINTENANCE, TAXES AND INSURANCE    33

Section 5.1.	Maintenance and Modifications of Project 33

Section 5.2	Removal of Project 33

i

Section 5.3.	Taxes, Other Governmental Charges and Utility Charges 33

Section 5.4.	Insurance Required 34

Section 5.5.	Additional Provisions Respecting Insurance 34

Section 5.6.	Application of Net Proceeds of Insurance 35

Section 5.7.	Public Liability Insurance 35

Section 5.8.	Advances 35

Section 5.9	Environmental Matters 35
ARTICLE VI    DAMAGE, DESTRUCTION AND CONDEMNATION    38

Section 6.1.	Damage and Destruction 38

Section 6.2.	Eminent Domain 39
ARTICLE VII    SPECIAL COVENANTS AND AGREEMENTS    40

Section 7.1.	No Warranty of Condition or Suitability 40

Section 7.2.	Right of Access to the Project 40

Section 7.3.	[Intentionally Omitted] 40

Section 7.4.	Information Concerning Operations 40

Section 7.5.	Affirmative Covenants of the Borrower 40

Section 7.6.	Negative Covenants of the Borrower 44

Section 7.7	Ownership of ATSG 45

Section 7.8.	Mechanics' and Other Liens 45

Section 7.9.	Borrower Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds 45

Section 7.10	Minority Hiring 46

Section 7.11	Equal Employment Opportunities 46
ARTICLE VIII    ASSIGNMENT, SELLING AND LEASING    47

Section 8.1.	Assignment, Sale or Lease by the Borrower 47

Section 8.2.	Pledge by the Director 47

ARTICLE IX    EVENTS OF DEFAULT AND REMEDIES    48

Section 9.1.	Events of Default 48

Section 9.2.	Remedies 49

Section 9.3.	No Remedy Exclusive 50

Section 9.4.	Agreement to Pay Attorneys’ Fees and Expenses 50

Section 9.5.	No Additional Waiver Implied by One Waiver 51

Section 9.6.	Waiver of Appraisement, Valuation, Etc. 51
ARTICLE X    REDEMPTION OF BONDS; PREPAYMENT OF LOANS    52

Section 10.1	Redemption of Bonds 52

Section 10.2	Optional Prepayment of State Loan, State Assistance and LDI Loan 52

Section 10.3	Mandatory Redemption in Event of a Determination of Taxability 53

Section 10.4	Mandatory Redemption 53

ii

Section 10.5	Mandatory Prepayment of State Loan, State Assistance and LDI Loan 53

Section 10.6	Option to Defease Bonds 54
ARTICLE XI    MISCELLANEOUS    55

Section 11.1.	Termination of Agreement 55

Section 11.2.	Amounts Remaining in Collateral Proceeds Account and Primary Reserve Account 55

Section 11.3.	Notices 55

Section 11.4.	Binding Effect 55

Section 11.5.	Extent of Covenants of the Director; No Personal Liability 55

Section 11.6.	Amendments, Changes and Modifications 56

Section 11.7.	Execution Counterparts 56

Section 11.8.	Severability 56

Section 11.9.	Captions 56

Section 11.10.	Governing Law 56

Section 11.11	Actions by Borrower 56

EXHIBIT A-1 – Form of State Loan Note    A1-1
EXHIBIT A-2 – Form of State Assistance Note    A2-1
EXHIBIT A-3 – Form of LDI Loan Note     A3-1
EXHIBIT B – Description of Project Facilities     B-1
EXHIBIT C – Disbursement Request Form and Cost Certification     C-1
EXHIBIT D – Terms and Conditions to Disbursement    D-1
EXHIBIT E – Adjacent Hangar Demolition    E-1
EXHIBIT F – Related Area Improvements    F-1

Schedule 1 – State Loan Payment Schedule
Schedule 2 – State Assistance Payment Schedule

iii

LOAN AGREEMENT
THIS LOAN AGREEMENT made and entered into as of December1, 2012 between the Director of Development Services Agency (the “Director”) of the State of Ohio (the “State”), acting on behalf of the State, and the Clinton County Port Authority, a body corporate and politic and a port authority duly organized and validly existing under the laws of the State (the “Borrower”), under the circumstances summarized in the following recitals (the capitalized terms used in the recitals being used therein as defined in Article I hereof):
A.    After making certain determinations pursuant to the Act, the Director is authorized, among other things, to lend money in the Facilities Establishment Fund to persons for the purpose of paying allowable costs of an Eligible Project.
B.    The Borrower has requested that the Director provide financial assistance for the Provision of the Project, the Adjacent Hangar Demolition and the Related Area Improvements by providing the State Assistance, the State Loan and the LDI Loan to the Borrower subject to and in accordance with the terms of this Loan Agreement.
C.    The Director has determined that the Project, the Adjacent Hangar Demolition and the Related Area Improvements constitute an Eligible Project and that the State Assistance, the State Loan and the LDI Loan to be provided pursuant to this Loan Agreement are appropriate under the Act and will be in furtherance and in implementation of the public policy set forth in the Act.
D.    The State Assistance and the State Loan and the LDI Loan to be provided pursuant to this Loan Agreement have been reviewed and approved by the Development Financing Advisory Council and the Controlling Board, pursuant to the Act.
E.    As a material inducement to Borrower and the Director entering into this Loan Agreement and to Borrower obtaining financial assistance for the Provision of the Project, the Adjacent Hangar Demolition and the Related Area Improvements, ATSG, Lessee, and Operating Company have executed the Guaranty Agreement pursuant to which ATSG, Lessee, and Operating Company have among other obligations set forth therein, agreed to guarantee all obligations of Borrower under this Loan Agreement.
NOW, THEREFORE, in consideration of the premises and the representations and agreements hereinafter contained, the Director and the Borrower agree as follows (provided, that any obligation of the Director created by or arising out of this Loan Agreement shall not be a general debt on the part of the Director or the State but shall be payable solely out of the loan payments, bond proceeds, revenues and other income, charges and moneys realized from this Loan Agreement and provided, further, that any obligation, liability or duty of the Borrower created by or arising out of this Loan Agreement shall not be a general debt on the part of the Borrower but shall be payable solely out of the rentals, revenues and other income, charges and money realized from the use, lease, sale or other disposition of the Project, any insurance and condemnation awards as provided in the Lease, and any payments by ATSG, Lessee, or the Operating Company pursuant to the Guaranty Agreement):

ARTICLE I•
DEFINITIONS

Section 1.1.    Use of Defined Terms. In addition to the words and terms elsewhere defined in this Loan Agreement or other instruments, the words and terms set forth in Section 1.2 hereof shall have the meanings therein set forth unless the context or use expressly indicates a different meaning or intent. Such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms therein defined.
Section 1.2.    Definitions. As used herein:
“Act” means Chapter 166, Ohio Revised Code, as from time to time amended.
“Additional Payments” means the (i) Director’s Administrative Fee and the Trustee’s Annual Administrative Fee, which are payable in accordance with Section 4.4 of this Loan Agreement, (ii) amounts payable in accordance with Subsections 4.4(f) and (g) of this Loan Agreement and (iii) amounts payable in accordance with Section 7.5(b)(vi) of this Loan Agreement.
“Adjacent Hangar Demolition” means the demolition, rehabilitation and restoration of the hangar located at the Air Park and commonly referred to as Building No. 207, in accordance with the Plans and Specifications and for purposes of the Provision of the Project, constituting an Eligible Project, as described and illustrated in Exhibit E attached hereto.
“Affiliate” means, with respect to any Person, any other Person which (a) directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person (“control” meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise), (b) which beneficially owns or holds with power to vote ten percent (10%) or more of any class of voting stock or similar interest of such Person, (c) ten percent (10%) or more of the voting stock or similar interest of such other Person is beneficially held by such Person or (d) who is an executive officer, director or manager of such Person or such other Person.
“Agreement” or “Loan Agreement” means this Loan Agreement, as from time to time amended or supplemented in accordance with its terms.
“Air Park” means the Wilmington Air Park located in the City, within which the Project Site is located.
“Allowable Costs” means “allowable costs” of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements within the meaning of the Act.
“Application” means the Application of the Operating Company submitted to the Director requesting assistance under the Act.

“Assignment” means the Assignment of Landlord’s Interest in Rent and Other Rights dated as of the date hereof from the Borrower to the Director and the Consent and Acknowledgement of the Lessee, as the same may be amended or supplemented from time to time in accordance with its terms.
“ATSG” means Air Transport Services Group, Inc., a corporation organized under the laws of the State of Delaware and authorized to do business in the State, and any successor thereto.
“Authorized Borrower Representative” means the person(s) at the time designated to act on behalf of the Borrower by written certificate furnished to the Director and the Trustee, containing the specimen signature(s) of such person(s) and signed on behalf of the Borrower by the Executive Director of the Borrower. Such certificate may designate an alternate or alternates. In the event that all such incumbents become unavailable or unable to act, and the Borrower fails to designate at least one replacement within ten Business Days after notice to the Borrower from the Director of such unavailability or inability to act, the Director may appoint a successor.
“Authorized Lessee Representative” means the person at the time designated to act on behalf of the Lessee by written certificate furnished to the Borrower, the Director and the Trustee containing the specimen signature of such person and signed on behalf of the Lessee by an authorized officer of the Lessee. Such certificate may designate an alternate or alternates. In the event that all such incumbents become unavailable or unable to act, and the Lessee fails to designate at least one replacement within ten Business Days after notice to the Lessee from the Director of such unavailability or inability to act, the Director may appoint a successor.
“Bonds” means the State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund), Series 2012-9 (Clinton County Port Authority – AMES Project) (Tax-Exempt Bonds) in the principal amount of $9,055,000 authorized by the General Bond Order and the Series Bond Order.
“Borrower” means the Clinton County Port Authority, a body corporate and politic and a port authority duly organized and validly existing under the laws of the State of Ohio.
“Business Day” means a day other than a Saturday, Sunday, scheduled federal holiday or other day on which commercial banks in Columbus, Ohio, or the City are authorized or required by law to close.
“Capitalized Interest Account” means the Series 2012-9 Capitalized Interest Account created in the Series Bond Order.
“City” means the City of Wilmington, Clinton County, Ohio, a municipality validly existing under the laws of the State.
“Closing Date” means date of the delivery of the Bonds to the original purchasers thereof.
“Code” means the Internal Revenue Code of 1986, as amended, including, when appropriate, the statutory predecessor of the Code, and all applicable regulations (whether proposed, temporary or final) under that Code and the statutory predecessor of the Code, and any official rulings and judicial determinations under the foregoing applicable to the Bonds.
“Collateral Proceeds Account” means the Series 2012-9 Collateral Proceeds Account, established pursuant to the General Bond Order and the Series Bond Order, in the Economic Development Bond Service Fund.
“Commitment” means the Loan Approval and Commitment dated June 19, 2012 between the Borrower and the Director and acknowledged and accepted by the Lessee.
“Completion Date” means such term as defined in the Lease.
“Construction Agent” means the Lessee, in its capacity as Construction Agent under Section 2.2 of Exhibit E to the Lease.
“Construction Hours Commitment” means 165,000 construction person hours expended in the Provision of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements.
“Construction Period” means Construction Period as defined in the Lease.
“Controlling Board” means the Controlling Board of the State.
“Cost Certification” means a certification of, or provided by the Construction Agent on behalf of, the Borrower, as of a specified date, setting forth in reasonable detail the costs incurred and, if appropriate, to be incurred, by the Borrower in completing the Provision of the Project, the Adjacent Hangar Demolition and the Related Area Improvements, including a detail by category of all Allowable Costs, in the form of Exhibit C.
“Debt Service Account” means the Debt Service Account, established pursuant to the General Bond Order, in the Economic Development Bond Service Fund.
“Determination of Taxability” shall have the meaning set forth in the Series Bond Order.
“Development Financing Advisory Council” means the Development Financing Advisory Council of the State.
“Director” means the officer of the State, appointed pursuant to Section 121.03 of the Ohio Revised Code, who administers and is the executive head of the Development Services Agency, the officer who by law performs the functions of that office, and any individual acting on behalf of the Director of Development Services Agency pursuant to any delegation permitted by law.
“Director’s Administrative Fee” means, collectively, the Director’s State Assistance Administrative Fee and the Director’s State Loan Administrative Fee. The Director’s Administrative Fee shall be paid by the Borrower until all amounts due and owing on the Notes are paid in full.
“Director’s State Assistance Administrative Fee” means the monthly administrative fee paid by the Borrower to the Director pursuant to this Agreement, commencing on November 15,

2015, which amount shall be 1/12th of an amount calculated at a rate equal to 0.125% of the then-outstanding principal amount of the Bonds.
“Director’s State Loan Administrative Fee” means the administrative fee paid by the Borrower to the Director pursuant to this Agreement, on each May 15 and November 15, commencing on May 15, 2016, which amount shall be 1/2 of an amount calculated at a rate equal to 0.25% of the then-outstanding principal amount of the State Loan Amount.
“Disbursement Date” means the date the proceeds of the State Assistance and the State Loan are disbursed by the Director to the Trustee for the account of the Project Fund pursuant to Section 3.3 and 3.4 hereof.
“Economic Development Bond Service Fund” means the Economic Development Bond Service Fund created by Section 166.08(S) of the Ohio Revised Code.
“Eligible Investments” means Eligible Investments as defined in the Trust Agreement.
“Eligible Project” means an “eligible project” within the meaning of the Act and, with respect to the State Loan, the State Assistance and the LDI Loan, means the Project, the Adjacent Hangar Demolition and the Related Area Improvements.
“Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters and ocean waters), groundwater, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.
“Environmental Complaint” has the meaning set forth in Section 5.9(c) hereof.
“Environmental Laws” means any applicable federal, state, local, municipal, foreign, international, multinational or other applicable constitutions, laws, ordinances, principles of common law, regulations, statutes or treaties designed to minimize, prevent, punish or remedy the consequences of actions that damage or threaten the Environment or public health and safety.
“Environmental Report” means, collectively, that certain Phase I Environmental Site Assessment, Future Hangar Wilmington Airpark, dated September 24, 2012, prepared by URS and all reports referred to and summarized therein and that certain Limited Phase II Environmental Site Investigation, Wilmington Air Park, dated November 30, 2012, prepared by URS and all reports referred to and summarized therein.
“ERISA” means the Employee Retirement Income Security Act of 1974, as from time to time amended.

“Event of Default” means any of the events described as an Event of Default in Section 9.1 hereof.
“Facilities Establishment Fund” means the Facilities Establishment Fund created by Section 166.03 of the Ohio Revised Code.

“Federal Income Tax Compliance Agreement” means the Federal Income Tax Compliance Agreement by and among the Treasurer, the Trustee, the Borrower, the Lessee and Operating Company relating to the Bonds.
“Final Cost Certification” means the Cost Certification dated as of the Completion Date.
“Financing Approval Documents” means, with respect to this Loan Agreement, the Resolution of the Development Financing Advisory Council dated April 25, 2012, the Approval of the Controlling Board dated June 11, 2012 and the Commitment.
“First Half Account” shall have the meaning set forth in the General Bond Order.
“Force Majeure” means, without limitation:
(i)    acts of God; strikes, lockouts, or other industrial disturbances; acts of public enemies; acts of terrorism; orders or restraints of any kind of the government of the United States or of the State or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; insurrections; civil disturbances; riots; epidemics; landslides; nuclear accidents; lightning; earthquakes; fires; hurricanes; tornadoes; storms; droughts; floods; arrests; restraint of government and people; explosions, breakage, malfunction or accident to facilities, machinery, transmission pipes or canals; partial or entire failure of utilities; shortages of labor, materials, supplies, or transportation; or
(ii)    any other cause, circumstance or event not reasonably within the control of the Borrower, ATSG, the Operating Company or the Lessee.
“General Bond Order” means the General Bond Order of the Treasurer, dated April 11, 1988, as the same may be amended from time to time in accordance with its provisions or the provisions of the Trust Agreement.
“Governing Instruments” means, with respect to the Borrower, the ordinances, resolutions and agreements pursuant to which the Borrower was created, with respect to the Lessee, the articles of organization, operating agreement and other governing documents of the Lessee, and with respect to the Operating Company and ATSG, means the respective certificates of incorporation, bylaws and other governing documents of the Operating Company and ATSG.
“Governmental Authority” means, collectively, the United States of America, the State, any political subdivision thereof, any municipality, and any agency, department, commission, board or bureau of any of the foregoing having jurisdiction over the Project, the Adjacent Hangar Demolition and the Related Area Improvements.
“Guarantor” means the Lessee, the Operating Company or ATSG, and “Guarantors” means the Lessee, the Operating Company and ATSG.

“Guaranty” means the Guaranty Agreement dated as of the date hereof, among the Lessee, the Operating Company and ATSG, as guarantors, the Borrower, the Director and the Trustee, as the same may be amended or supplemented from time to time in accordance with its terms.
“Hazardous Discharge” has the meaning set forth in Section 5.9(c) hereof.
“Hazardous Substance” means a hazardous substance as defined under the Comprehensive Emergency Response Compensation and Liability Act of 1980, 42 U.S.C. §§9601,et seq., as from time to time amended.
“Hazardous Waste” means a hazardous waste as defined under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§6901, et seq., as from time to time amended.
“Indebtedness” means all obligations for money borrowed and obligations for the payment of money in respect of purchase contracts or capitalized leases (but not including trade accounts payable and accrued expenses incurred in the ordinary course of business) and any other obligation for payment of principal and interest with respect to money borrowed, incurred or assumed by the Borrower, ATSG, the Operating Company or the Lessee, as the case may be.
“Independent Consultant” means an environmental consultant or consulting firm qualified to practice the profession of environmental consulting under the laws of the State and who or which is not a member, officer or employee of the Borrower, the Guarantors (or any Affiliates of any of the Guarantors) or any lessee of the Project.
“Independent Engineer” means an engineer or engineering firm or an architect or architectural firm qualified to practice the profession of engineering or architecture under the laws of the State and who or which is not an officer or employee of the Borrower, the Guarantors (or any Affiliates of any of the Guarantors) or any lessee of the Project.
“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, between the Director and the Trustee, as the same may be amended or supplemented from time to time in accordance with its terms.
“Interest Rate for Advances” means a rate which is three (3) percent above the interest rate borne by the Bonds.
“Issuance Expense Account” means the Series 2012-9 Issuance Expense Account created in the Series Bond Order.
“LDI Loan” means the loan from the Director to the Borrower pursuant to Section 166.25 of the Act in the total sum of the LDI Loan Amount.
“LDI Loan Amount” is the amount advanced on the LDI Loan pursuant to Section 3.2 of this Agreement, provided that the amount of the LDI Loan shall not exceed the lesser of (a) 15% of Allowable Costs as determined by the Director in the Director’s sole discretion or (b) $1,595,000.

“LDI Loan Note” means the Taxable LDI Loan Revenue Bond, issued by the Borrower in the principal amount of the LDI Loan Amount in the Form of Exhibit A-3 and dated the Closing Date, evidencing the obligation of the Borrower to repay the LDI Loan.
“Lease” means the Lease Agreement, dated as of the date hereof, between the Borrower and the Lessee, as the same may be amended from time to time in accordance with its terms.
“Lessee” means Air Transport International Limited Liability Company, a limited liability company organized under the laws of the State of Nevada and authorized to do business in the State, and any successor thereto or assignee under the Lease.
“Loan Documents” means, collectively, this Agreement, the Notes, and the Security Documents and any other documents delivered pursuant to this Agreement to evidence the State Assistance, the State Loan and the LDI Loan, or any of them.
“Loan Term” or “Term” means the period commencing upon the date of this Loan Agreement and ending on the date on which all obligations of the Borrower hereunder have been paid or deemed paid.
“Market Conditions” means those conditions determined by the Director, with advice from the Federal Reserve Bank of Cleveland, provided that the Director shall consider the following:

(i)
Two consecutive quarters of decline in manufacturing employment in the State of Ohio as a whole or when possible by relevant manufacturing sector (employment figures will be those reported by the Department of Job and Family Services of the State);

(ii)	A decline, as a whole or by relevant sector, in 12 of the last 36 months as detailed in the Federal Reserve Board’s national industrial production index; or

(iii)    A decline within the relevant sector of Standard & Poor’s “Industry Surveys.”
“Mortgage” means the Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of the date hereof, from Lessee in favor of the Director, as amended and supplemented from time to time in accordance with its terms, encumbering the Lessee’s leasehold interest in the Premises.
“Net Proceeds” means, when used with respect to any insurance or condemnation award, the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses incurred in the collection of such gross proceeds.
“Notes” means, collectively, the State Assistance Note, the State Loan Note and the LDI Loan Note.
“Notice Address” means:

(a)	as to the Director:	Director of Development Services Agency Ohio Development Services Agency Loans & Servicing Office 77 South High Street, 28th Floor Columbus, OH 43215-6130 Phone No: (614) 466-5420 Fax: (614) 644-1789
	with a copy to:	Brouse McDowell, LPA 388 S. Main St., Suite 500 Akron, Ohio 44311 Attn: James S. Hogg, Esq. Phone No: (330) 535-5711 Fax: (330) 253-8601
(b)	as to the Trustee:	The Huntington National Bank Corporate Trust Services 7 Easton Oval EA4E63 Columbus, Ohio 43219 Attn: Michelle Harmon Phone No: (614) 331-9803 Fax: (614) 331-5862
(c)	as to the Borrower:	Clinton County Port Authority Wilmington Air Park 1113 Airport Road Wilmington, Ohio 45177 Attn: Kevin Carver, Executive Director Phone No: (937) 536-1783 Fax: 937-366-5005
	With a copy to:	Vorys, Sater, Seymour and Pease LLP 52 East Gay Street Columbus, Ohio 43215 Attn: D. Scott Powell Phone No: (614) 464-5619 Fax: (614) 719-4912
(d)	as to the Lessee, ATSG and the Operating Company:	Air Transport International Limited Liability Company 145 Hunter Drive Wilmington, Ohio 45177 Attn: Russ Smethwick, Director, Strategic Planning Phone No: (937) 366-3314 Fax: (937) 382-2452

With a copy to:
W. Joseph Payne, Esq., General Counsel
Air Transport Services Group, Inc.
145 Hunter Drive
Wilmington, OH 45177
Phone No.: (513) 583-5258
Fax: (937) 382-2452

and

Vorys, Sater, Seymour and Pease LLP
52 East Gay Street
Columbus, Ohio 43215
Attn: Scott J. Ziance
Phone No.: (614) 464-8287
Fax: (614) 719-5053

or such additional or different address, notice of which is given under Section 11.3 hereof.

“Operating Company” shall mean Airborne Maintenance and Engineering Services, Inc., a corporation organized under the laws of the State of Delaware and authorized to do business in the State, and any successor thereto or assignee under the Operating Sublease.
“Operating Sublease” means the Sublease Agreement, dated as of the date hereof, between the Lessee and the Operating Company relating to the Premises and the Project.
“Operative Documents” means the Lease, the Operating Sublease, the Guaranty, the Assignment, the RNDA and the Supplement.
“Original Deposit” means $909,000, which amount is to be provided by Lessee in cash, or by the Primary Reserve Letter of Credit, deposited with the Trustee to the credit of the Primary Reserve Account upon delivery of this Loan Agreement, in accordance with Section 4.6 hereof.
“Permitted Encumbrances” means the Lease, the TIF Cooperative Agreement, the Security Documents and any items defined as Permitted Encumbrances in the Mortgage.
“Person” or words importing persons means firms, associations, partnerships (including, without limitation, general, limited and limited liability partnerships), joint ventures, societies, estates, trusts, corporations, limited liability companies, public or governmental bodies, other legal entities and natural persons.
“Petroleum” means petroleum as defined under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§6901, et seq., as from time to time amended.
“Plan” is defined in Section 7.5(a)(iv)(C) hereof.
“Plans and Specifications” means the plans and specifications or other appropriate documents describing the Project, the Adjacent Hangar Demolition, and the Related Area

Improvements prepared by or at the direction of the Lessee as provided in accordance with the Lease.
“Premises” means the “Premises” as defined in the Lease.
“Primary Reserve Account” means the Series 2012-9 Primary Reserve Account, established pursuant to the General Bond Order and the Series Bond Order, in the Economic Development Bond Service Fund.
“Primary Reserve Letter of Credit” means an irrevocable Approved Letter of Credit (as defined in the Trust Agreement) in the stated amount of the Original Deposit (or, if an amount of cash is to remain in the Primary Reserve Account after delivery of the Primary Reserve Letter of Credit, the difference between the amount of the Original Deposit and the aggregate amount of such cash), in form satisfactory to the Director and the Trustee, issued by the Primary Reserve Letter of Credit Issuer for the account of the Lessee, which letter of credit may be drawn upon by the Trustee to provide funds for the Primary Reserve Account pursuant to Section 4.6 hereof. The Primary Reserve Letter of Credit must permit drawings thereunder for a period of not less than one year or until 15 days after the final maturity of the Bonds, whichever occurs first.
“Primary Reserve Letter of Credit Issuer” means a commercial bank organized under the laws of the United States of America or of any state thereof and acceptable to the Trustee, which is the issuer of the Primary Reserve Letter of Credit.
“Project” means the Provision of the Project Site and the Project Facilities, constituting an Eligible Project.
“Project Debt” means the Bonds and the obligations of the Borrower to the Trustee and the Director pursuant to this Agreement.
“Project Facilities” means building and other improvements on the Project Site, and all fixtures thereto, more particularly described on Exhibit B attached hereto.

“Project Funds” means, for the purpose of this Loan Agreement, the State Assistance Project Fund and the State Loan Proceeds Fund, established pursuant to Section 8 of the Series Bond Order.
“Project Purposes” means the Provision of the Project for use by the Lessee and/or its permitted sublessees as an aircraft maintenance and/or painting hangar.
“Project Site” means the real property located at the Air Park that is legally described in the Lease and the Mortgage.
“Provision” means, as applicable, the acquisition, construction, renovation, related demolition and restoration, improvement, installation, equipping and furnishing of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements.
“Qualified Business” means the Operating Company’s aircraft maintenance operations at the Project Site, no part of which business shall include the following: (a) residential rental property;

or (b) private or commercial golf course, country club, massage parlor, hot tub facility, suntan facility, racetrack, gambling facility or liquor store for off-premises consumption.
“Related Area Improvements” means the improvements to be made to the areas and facilities surrounding the Premises in accordance with the Plans and Specification and which are directly related to the Provision of the Project pursuant to the Lease, constituting an Eligible Project, as described and illustrated in Exhibit F attached hereto.
“Rent” means “Rent” as defined in the Lease.
“Required Property Insurance Coverage” means the insurance required to be maintained pursuant to Sections 5.4 and 5.5 hereof.
“Required Public Liability Insurance Coverage” means the insurance required to be maintained pursuant to Sections 5.5 and 5.7 hereof.
“RNDA” means the Recognition, Non-Disturbance and Attornment Agreement, dated as of the date hereof, between the Director and the Borrower, as the same may be amended or supplemented from time to time.
“School District” means the Wilmington City School District, a public school district established under the laws of the State.
“Second Half Account” shall have the meaning set forth in the General Bond Order.
“Senior Loan Agreement” means the Credit Agreement, dated as of May 9, 2011, between ATSG, Cargo Aircraft Management, Inc., the "Lenders" from time to time a party thereto, Suntrust Bank, as Administrative Agent, Regions Bank and JPMorgan Chase Bank, N.A., as Syndication Agents, and Bank of America, N.A., as Documentation Agent, as the same has been heretofore amended and as the same may be hereafter amended, and, following termination or expiration of such agreement, any loan agreement with a commercial bank which (i) provides a senior security interest in the assets of ATSG or (ii) permits borrowings in a stated principal amount of $25,000,000 or more.
“Security Documents” means the Mortgage, the Guaranty, the Intercreditor Agreement, the RNDA, the Assignment, and any other documents delivered pursuant to this Agreement to secure the State Assistance, the State Loan or the LDI Loan or any or all of the foregoing.
“Series Bond Order” means Series Bond Order R9-12 of the Treasurer dated December 13, 2012, as the same may be amended from time to time in accordance with its provisions or the provisions of the Trust Agreement.
“State” means the State of Ohio.
“State Assistance” means the loan by the Director to the Borrower under the Ohio Enterprise Bond Program established pursuant to Section 166.08 of the Act in the total sum of the State Assistance Amount.

“State Assistance Amount” means $9,055,000; provided that in no event shall the sum of the State Assistance Amount and the State Loan Amount, less the cash amount of the Original Deposit, exceed 90% of the Allowable Costs, as determined by the Director in the Director’s sole discretion pursuant to this Loan Agreement.
“State Assistance Note” means the Taxable State Assistance Revenue Bond, issued by the Borrower in the principal amount of the State Assistance Amount in the Form of Exhibit A-2 and dated the Closing Date, evidencing the obligation of the Borrower to repay the State Assistance.
“State Assistance Project Fund” means the Series 2012-9 Project Fund established in Section 8 of the Series Bond Order.
“State Loan” means the loan by the Director to the Borrower pursuant to Section 166.07 of the Act in the total sum of the State Loan Amount.
“State Loan Amount” means $4,000,000, provided that in no event shall the sum of the State Assistance Amount and the State Loan Amount, less the cash amount of the Original Deposit, exceed 90% of the Allowable Costs, as determined by the Director in the Director’s sole discretion pursuant to this Loan Agreement.
“State Loan Note” means the Taxable State Loan Revenue Bond, issued by the Borrower in the principal amount of the State Loan Amount in the Form of Exhibit A-1 and dated the Closing Date, evidencing the obligation of the Borrower to repay the State Loan.
“State Loan Proceeds Fund” means the State Loan Proceeds Fund established in Section 8 of the Series Bond Order.
“Supplement” means the One Hundred Twenty-Eighth Supplemental Trust Agreement, dated as of the date hereof, between the Treasurer and the Trustee, of which the Series Bond Order is a part.
“Terms and Conditions to Disbursement” means the terms and conditions which must be satisfied by the Borrower with respect to each request for disbursement of moneys from the Project Funds, which terms and conditions are set forth on Exhibit D attached hereto.
“TIF Cooperative Agreement” means the TIF Cooperative Agreement dated as of December 1, 2012 among the Borrower, the Director, the City, the School District, the Operating Company, and the Lessee relating to the tax increment financing payments to be paid by Lessee and distributed in accordance with such TIF Cooperative Agreement.
“Toxic Chemical” means and includes any material which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. §§2601, et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances or that constitutes “toxic chemicals” as defined under Title III of the Superfund Amendments and Reauthorization Act of 1986 (also cited as the Emergency Planning and Community Right-to-Know Act) 42 U.S.C.

§§11001, et seq.,as from time to time amended. Toxic substance includes, but is not limited to, asbestos, polychlorinated biphenyls (PCBs) and lead based paints.
“Treasurer” means the Treasurer of State of the State, or the officer who by law performs the functions of that office.
“Trust Agreement” means the Trust Agreement, dated as of April 1, 1988, between the Treasurer and the Trustee, of which the General Bond Order is a part, as the same may be amended, modified or supplemented by any amendments or modifications thereof and any supplements thereto (including, but not limited to, the Supplement) entered into in accordance with the provisions thereof.
“Trustee” means The Huntington National Bank, Columbus, Ohio, or the trustee at the time serving as such under the Trust Agreement.
“Trustee’s Annual Administrative Fee” means the annual administrative fee paid by the Borrower to the Trustee pursuant to this Agreement and which shall be calculated at a rate equal to 0.12% of the first $5,000,000 of the outstanding principal amount of Bonds and 0.07% of the outstanding principal amount of the Bonds in excess of $5,000,000, and constituting the fee of the Trustee in connection with its administration of the Project Funds, the Primary Reserve Account and the Collateral Proceeds Account. The Trustee’s Annual Administrative Fee shall be paid by the Borrower until all amounts due and owing on the State Assistance Note are paid in full.
“UCC” means the Uniform Commercial Code as adopted and in effect in the State, from time to time.
Section 1.3.    Certain Words and References. Any reference herein to the Director shall include those succeeding to the Director’s functions, duties or responsibilities pursuant to or by operation of law or lawfully performing such functions. Any reference to a section or provision of the Constitution of the State or to the Act or to a section, provision or chapter of the Ohio Revised Code shall include such section, provision or chapter as from time to time amended, modified, revised, supplemented or superseded, provided that no such amendment, modification, supplementation, revision or supersession shall alter the obligation of the Borrower to pay all the amounts payable hereunder on the terms provided herein.
The terms “hereof,” “hereby,” “herein,” “hereto,” “hereunder” and similar terms refer to this Loan Agreement; and the term “heretofore” means before, and the term “hereafter” means after, the date of delivery of this Loan Agreement. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender.
[End of Article I]

ARTICLE II•
DETERMINATION AND REPRESENTATIONS
Section 2.1.    Determinations of the Director; Eligible Project. Pursuant to the Act and on the basis of the representations and other information provided by the Operating Company, the Director has heretofore made certain determinations, including without limitation those set forth in the Financing Approval Documents, which are hereby confirmed and the Director hereby determines that the financial assistance to be provided by the State pursuant to this Loan Agreement, including the State Assistance, the State Loan and the LDI Loan, will conform to the requirements of the Act, including Section 166.07, Section 166.08 and 166.25 thereof, and will further implement the purposes of the Act by creating new jobs and preserving existing jobs and employment opportunities and improving the economic welfare of the people of the State. The Director further determines and confirms that the Project, the Adjacent Hangar Demolition, and the Related Area Improvements constitute an Eligible Project.
Section 2.2.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that:
(a)    The Borrower is a port authority organized, validly existing and in good standing under Sections 4582.21 through 4582.71, Ohio Revised Code, and has all requisite power, corporate or otherwise, to conduct the Borrower’s business, as presently conducted, and to own, or hold under lease, the Borrower’s assets and properties.
(a)    The Borrower has full power and authority to execute, deliver and perform the Loan Documents and the Operative Documents to which the Borrower is a party and to enter into and carry out the transactions contemplated thereby. Such execution, delivery and performance do not, and will not, violate any provision of law applicable to the Borrower or the Governing Instruments of the Borrower and do not, and will not, conflict with or result in a default under any agreement or instrument to which the Borrower is a party or by which it or any property or assets of the Borrower is or may be bound. The Loan Documents and the Operative Documents to which the Borrower is a party have, by proper action, been duly authorized, executed and delivered and all necessary actions have been taken in order for the Loan Documents and the Operative Documents to constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except to the extent limited by bankruptcy, reorganization, moratorium, or laws of general application relating to or effecting the enforcement of creditors’ rights or by the exercise of judicial discretion or the application of principles of equity.
(b)    Without independent investigation and solely based on the representations and warranties made by the Lessee, the provision of financial assistance pursuant to the Financing Approval Documents and this Loan Agreement induced the Lessee to retain in Ohio and expand that business of the Lessee to be conducted by the use of the Project for the Project Purposes in the City, thereby creating new jobs and preserving existing jobs and employment opportunities and improving the economic welfare of the people of the State. The Borrower would not be in a position to undertake the Provision of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements without the financial assistance under the Act afforded by the State Loan, the State Assistance and the LDI Loan. The provision of financial assistance pursuant to the Financing

Approval Documents and this Loan Agreement induced the Borrower and, to its knowledge, without independent investigation and based solely on the representations and warranties of the Lessee, the Lessee and the Operating Company, to undertake the Project without having an adverse effect on other enterprises providing jobs for people of the State, thereby preserving existing jobs and improving the economic welfare of the people of the State. The Project is to be acquired, established, expanded, remodeled, rehabilitated, or modernized for industry, commerce, distribution or research, or a combination thereof, and based solely on the representations and warranties of the Lessee, the operation of the Project, alone or in conjunction with other facilities, will preserve existing and create additional jobs and employment opportunities and improve the economic welfare of the people of the State.
(c)    The Provision of the Project, the Adjacent Hangar Demolition and the Related Area Improvements, will be completed by the Construction Agent, and the Project will be operated and maintained by the Borrower in the City, in such manner as to conform, in all material respects, with all applicable Environmental Laws and applicable zoning, planning, building and other governmental regulations or variances therefrom imposed by any Governmental Authority and as to be consistent with the purposes of the Act.
(d)    The Borrower presently intends that the Project will be used and operated in the active conduct of a Qualified Business and in a manner consistent with the Project Purposes at the Project Site until the end of the Loan Term, and the Borrower knows of no reason why the Project will not be so operated. If, in the future, there is a cessation of that use or operation, the Borrower will use its commercially reasonable (provided that nothing herein shall require the Borrower to expend its own funds) efforts to cause the Lessee, the Operating Company or another lessee of the Project and the Project Site to resume that use or operation or accomplish an alternate use or operation by the Borrower or others which will be consistent with the Code, the Act and this Loan Agreement.
(e)    There are no actions, suits or proceedings pending or, to the knowledge of the Borrower threatened, against or affecting the Borrower or the Project which, if adversely determined, would, individually or in the aggregate, materially impair the ability of the Borrower to perform any of the Borrower’s obligations under the Loan Documents or the Operative Documents or adversely affect the financial condition of the Borrower.
(f)    There does not exist a default by the Borrower under the provisions of any law, ordinance, regulation, decree, order, agreement or instrument of any nature whatsoever to which the Borrower is a party or by which it is bound or to which it or any of its property is subject that would materially impair the ability of the Borrower to perform any of the Borrower’s obligations under the Loan Documents or the Operative Documents (provided that no representation or warranty is made with respect to any obligations with respect to which the Borrower has no liability other than from revenues provided by or performance by a third party or reserves heretofore pledged to secure any such liability), nor is it in default under any of the Loan Documents or the Operative Documents, or in the payment of any indebtedness for borrowed money (but no representation or warranty is made with respect to any obligations with respect to which the Borrower has no obligation other than from revenues provided by a third party or reserves heretofore pledged to secure any such liability) or under any agreement or instrument evidencing any such indebtedness as to which the foregoing representation is made, and no event has occurred which, by notice, the passage of time or both, would constitute such a default that would materially impair the ability of the Borrower to perform any of the Borrower’s obligations under the Loan Documents or the Operative Documents.
(g)    Based solely on the representations and warranties made by the Lessee, the zoning ordinances applicable to the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, permit the Provision of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, on the Project Site and areas adjacent to the Project Site in accordance with the Plans and Specifications and the operation of the Lessee’s business at the Project Site; and, based solely on assurances provided by the Lessee, all utilities, including water, storm and sanitary sewer, gas, electric and telephone, and rights of access to public ways are available or will be provided to the Project Site in sufficient locations and capacities to meet the requirements of operating the Project and of any applicable Governmental Authority.
(h)    The Borrower has made no contract or arrangement of any kind, other than the Loan Documents and the Operative Documents, which has given rise to, or the performance of which by the other party thereto would give rise to, a lien or claim of lien on the Project on or after the Closing Date other than liens granted by the Loan Documents, except Permitted Encumbrances.
(i)    To the knowledge of the Borrower and based, without independent investigation, solely on representations and warranties made by the Lessee, no representation or warranty made by the Borrower and contained in any of the Financing Approval Documents, the Loan Documents or the Operative Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to the Director by or on behalf of the Borrower, including, without limitation, the Application, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.
(j)    All proceeds of the State Assistance, the State Loan and the LDI Loan shall be used for the payment of, or reimbursement to the Borrower or the Construction Agent for, Allowable Costs. No part of any such proceeds shall be knowingly paid to or retained by the Borrower or, to Borrower’s knowledge, the Construction Agent, or any officer, agent or employee of the Borrower or any member of its Board of Directors, or, to Borrower’s knowledge, any officer, director, shareholder or employee of the Construction Agent, as a fee, kick-back or consideration of any type. Neither the Borrower nor, to Borrower’s knowledge, the Construction Agent, has any identity of interest with any supplier, contractor, architect, subcontractor, laborer or materialman performing work or services or supplying materials in connection with the Provision of the Project, the Adjacent Hangar Demolition, or the Related Area Improvements.
(k)    Based on the representations of the Lessee, and to the Borrower’s knowledge without independent investigation, the Borrower represents as follows: except as disclosed in the Environmental Report, (1) no Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum has been discharged, dispersed, released, stored or treated at the Project Site, except in material compliance with Environmental Laws; (2) no Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum will be discharged, dispersed, released, stored or treated at the Project Site, except in compliance with Environmental Laws; (3) no asbestos or asbestos-containing materials have been or will be installed, used or incorporated into any buildings, structures, additions, improvements, facilities, fixtures or installations at the Project Site, or disposed of on or otherwise released at or from the Project Site, except in compliance with Environmental Laws; (4) no underground storage tanks are located at the Project Site; (5) no investigation, administrative order, consent order and agreement, litigation or settlement under any Environmental Law with respect to any Hazardous Substance, Hazardous Waste, Toxic Chemical, Petroleum, asbestos or asbestos containing material is proposed, in existence, or threatened or anticipated with respect to the Project or the Project Site; and (6) the Project and the Project Site are in compliance with all applicable Environmental Laws and the Borrower has not received any notice from any entity, Governmental Authority, or individual claiming any violation of, or requiring compliance with any Environmental Law. Based on the representations of the Lessee, and to the Borrower’s knowledge without independent investigation, except as disclosed in the Environmental Report, no “clean up” of the Project or the Project Site has occurred pursuant to any applicable Environmental Laws which would give rise to (i) liability on the part of any person, entity or association to reimburse any Governmental Authority for the costs of any such “clean up,” or (ii) a lien or encumbrance on the Project.
(a)    Upon completion of the Provision of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, the Borrower will have good and marketable title to the Project, subject in all cases to no lien, charge, condition, restriction, encumbrance, easement or agreement, except as created by or otherwise permitted by the Loan Documents and the Operative Documents.
All representations and warranties contained in, or made in connection with, this Loan Agreement and the other Loan Documents shall survive the Closing Date and the disbursement of the State Loan, the State Assistance and the LDI Loan by the Director and, with respect to the State Loan and the State Assistance, the proceeds thereof by the Trustee, and shall not be limited or otherwise affected by any and all inspections, investigations, reviews or other inquiries made or other actions taken by the Director or any of his agents, representatives and designees or any other Person or board assisting any of the foregoing or acting for or on behalf of the State in connection with the Application, the Financing Approval Documents, the Loan Documents or the consummation of the State Loan, the State Assistance and the LDI Loan.
[End of Article II]

ARTICLE I
COMMENCEMENT AND COMPLETION OF THE PROJECT
Section 1.1.    Provision of the Project. The Borrower (a) has commenced or shall promptly hereafter cause the Provision of the Project in accordance with the Operative Documents and the Financing Approval Documents; (b) shall pay all expenses incurred in the Provision of the Project from funds made available therefor in accordance with this Loan Agreement or otherwise; and (c) shall demand, sue for, levy and recover all sums of money and debts which may be due and payable under the terms of any contract, order, receipt, guaranty, warranty, writing or instruction in connection with the Provision of the Project and will enforce the terms of any contract, agreement, obligation, bond or other performance security with respect thereto.
Section 1.2.    Deposits to the Project Funds; the Issuance Expense Account and the Capitalized Interest Account; Advances of the LDI Loan. In order to provide funds for payment of a portion of the Allowable Costs, subject to the satisfaction of the conditions set forth in Section 3.4 hereof, the Director, on the Closing Date, shall cause to be deposited in the Issuance Expense Account $117,715.00 from the proceeds of the Bonds, to be deposited in the Capitalized Interest Account $323,202.69 from the proceeds of the Bonds and to be deposited in the State Assistance Project Fund, the balance of the proceeds of the Bonds. The LDI Loan will be advanced in the amount of 15% of amounts disbursed for Allowable Costs pursuant to Section 3.3, which shall be made against draw requests from the Construction Agent on behalf of the Borrower upon the same terms and conditions as payments from the Project Funds.
Section 1.3.    Disbursement from the Project Funds. The Treasurer has, in the Supplement, authorized and directed the Trustee to disburse the moneys in the Project Funds for Allowable Costs. Each payment from the Project Funds shall be made only upon (a) the written direction of an Authorized Lessee Representative, acting on behalf of the Lessee as Construction Agent on behalf of the Borrower (in the form of Exhibit C attached hereto), who shall certify with respect to each such payment (i) on behalf of the Borrower that: (A) the Borrower’s representations and warranties made in the Loan Documents remain true, accurate and complete as of the date thereof in all material respects, (B) no Event of Default or event which, by notice, the passage of time or otherwise, would constitute an Event of Default, exists under the Loan Documents, (C) each item for which disbursement is requested is an Allowable Cost and is necessary for the Project, the Adjacent Hangar Demolition, or the Related Area Improvements, (D) no item for which disbursement is requested is the subject of duplicative disbursement request, and (E) the Allowable Costs to be paid from the requested disbursement are capitalized under general accepted accounting principles and will be so capitalized and (ii) on behalf of the Lessee that (A) the Lessee’s representations and warranties made in the Operative Documents remain true, accurate and complete as of the date thereof in all material respects and (B) no Event of Default or event which, by notice, the passage of time or otherwise, would constitute an Event of Default exists under any of the Operative Documents, (b) satisfaction of the provisions of the Terms and Conditions to Disbursement and (c) the written approval of the Director. The Trustee shall be allowed a reasonable time, not to exceed 15 days, in view of the character of any investments required to be liquidated for the purpose, for the making of any disbursement from the Project Funds authorized by this Section. Disbursements from the Project Funds shall be made first from the State Assistance Project Fund and, after all amounts from the State Assistance Project Fund have been disbursed, from the State Loan Proceeds Fund; provided however, that amounts in respect of costs of issuance of the Series 2012-9 Bonds in excess of amounts deposited in the Issuance Expense Account may be disbursed from the State Loan Proceeds Fund prior to disbursement of all amounts from the State Assistance Project Fund.
Section 1.4.    Conditions to Disbursement of the State Assistance and the State Loan. The Director shall deliver the State Assistance Amount and the State Loan Amount to the Trustee on the Closing Date, to be thereafter disbursed by the Trustee pursuant to Section 3.3 of this Agreement, provided the Director shall have received the following on or before the Closing Date:
(a)    this Agreement and other Loan Documents, duly executed;
(b)    the Lease and the other Operative Documents, duly executed;
(c)    the Federal Income Tax Compliance Agreement, duly executed;
(a)    [Intentionally omitted];
(b)    a duly executed power of attorney to effect wire transfers, if applicable;
(c)    evidence satisfactory to the Director of the deposit of cash in the amount of the Original Deposit with, or the delivery of the Primary Reserve Letter of Credit with, the Trustee;
(d)    certification by (i) the Borrower that (A) the Borrower’s representations and warranties made in the Loan Documents remain true, accurate and complete as of the Disbursement Date in all material respects, (B) no default or event which, by notice, the passage of time or otherwise, would constitute a default, exists under the Loan Documents, (ii) the Lessee that (A) the Lessee’s representations and warranties made in the Operative Documents remain true, accurate and complete as of the Disbursement Date in all material respects, (B) no default or event which, by notice, the passage of time or otherwise, would constitute a default by the Lessee, exists under the Loan Documents or any of the Operative Documents; (C) that the value of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements is, or upon completion will be, equal to or greater than the total amount of the State Assistance Amount, the State Loan Amount and the LDI Loan Amount, and (D) the aggregate amount of the State Assistance and the State Loan, less the cash amount of the Original Deposit, will not exceed 90% of the total Allowable Costs; and (iii) the Operating Company that the Operating Company’s representations and warranties made in the Application remain true, accurate and complete as of the Disbursement Date in all material respects;
(e)    evidence of the liability and property insurance required by the Loan Documents;
(f)    evidence of availability and adequacy of utilities for the Project;
(g)    a Certificate of Good Standing from the Secretary of State of the State of Delaware and the State, each dated within 10 days prior to the Disbursement Date, with respect to each of

ATSG and the Operating Company and a certificate of Good Standing from the Secretary of State of Nevada and the State, each dated within 10 days prior to the Disbursement Date, with respect to the Lessee;
(h)    certified copies of the resolutions of the Borrower authorizing execution and delivery of the Loan Documents to which it is a party, and any other document, certificate or instrument to be executed and delivered thereunder, and performance of each obligation thereunder, as applicable;
(i)    certified copies of the resolutions or written actions of the Lessee authorizing execution and delivery of the Loan Documents and Operative Documents to which it is a party and any other document, certificate or instrument to be executed and delivered thereunder, and performance of each obligation thereunder, as applicable;
(j)    certified copies of the resolutions or written actions of the Operating Company authorizing execution and delivery of the Operating Sublease and any other document, certificate or instrument to be executed and delivered thereunder, and performance of each obligation thereunder, as applicable;
(k)    certified copies of the resolutions or written actions of ATSG authorizing execution and delivery of the Guaranty and any other document, certificate or instrument to be executed and delivered thereunder, and performance of each obligation thereunder, as applicable;
(l)    copies, certified by the Borrower to be true, correct and complete, of the Governing Instruments of the Borrower;
(m)    copies, certified by the Lessee to be true, correct and complete, of the Governing Instruments of the Lessee;
(n)    copies, certified by the Operating Company to be true, correct and complete, of the Governing Instruments of the Operating Company;
(o)    copies, certified by ATSG to be true, correct and complete, of the Governing Instruments of ATSG;
(p)    a certificate of incumbency as to the officer(s) executing the Loan Documents on behalf of the Borrower;
(q)    a certificate of incumbency as to the officer(s) executing the Loan Documents and the Operative Documents on behalf of the Lessee;
(r)    a certificate of incumbency as to the officer(s) executing the Operating Sublease on behalf of the Operating Company;
(s)    a certificate of incumbency as to the officer(s) executing the Guaranty on behalf of ATSG;
(t)    copies of all lien and litigation searches of Lessee, Operating Company and ATSG;

(u)    copies of all Plans and Specifications;
(v)    all licenses and permits required by any Governmental Authority;
(w)    an environmental assessment or assessments of the Project Site and the improvements thereon, in form satisfactory to the Director;
(x)    copy of the Operating Sublease;
(y)    copy of the ALTA survey of the Project Site;
(z)    a copy of the ALTA Loan Policy of Title Insurance for the Project Site;
(aa)    an opinion of the Borrower’s counsel, which sets forth substantially the following:
(i)    the Borrower is a body corporate and politic of the State, duly organized and existing under Sections 4582.21 through 4582.71, Ohio Revised Code;
(ii)    the Borrower has full power and authority to lease the Premises and the Project to the Lessee and to enter into, execute, deliver and perform the Loan Documents and the Operative Documents to which Borrower is a party;
(iii)    the Loan Documents and the Operative Documents to which the Borrower is a party, have been duly authorized, executed and delivered by the Borrower and are valid and binding instruments, enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by the application of bankruptcy, insolvency, reorganization, moratorium and other similar laws or equitable principles affecting creditors’ rights generally; and the Borrower has taken all actions necessary to carry out and give effect to the transactions contemplated to be performed on the part of the Borrower under the Loan Documents and the Operative Documents to which it is a party;
(iv)    the execution and delivery of each of the Loan Documents and the Operative Documents to which the Borrower is a party and the performance by the Borrower of the actions required of the Borrower thereby and the consummation of the transactions contemplated therein do not and will not conflict with or violate any provisions of the Borrower’s Governing Instruments, or to the knowledge of such counsel constitute a default under, conflict with or violate of any judgment, decree, indenture, mortgage, deed of trust, lease, guaranty, agreement or other instrument to which the Borrower is a party or by which the Borrower is bound, or conflict with or violate any provisions of law, administrative regulation, or court order or consent decree;
(v)    there is no action, temporary restraining order, injunction, suit, proceeding or inquiry before or by any judicial or administrative court or agency, pending or to the knowledge of such counsel threatened against or affecting, or involving the properties, securities or businesses of the Borrower;

(vi)    the Borrower has obtained any and all requisite governmental consents, permits, licenses and approvals necessary for the Borrower to enter into, execute and deliver the Loan Documents and the Operative Documents to which the Borrower is a party and to perform the Borrower’s obligations thereunder, provided that no opinion is being rendered with respect to the Provision of the Project, Adjacent Hangar Demolition or the Related Area Improvements; and
(i)    Such assumptions and qualifications as may be agreed by Borrower’s counsel and the Director.
(bb)    an opinion of the Lessee’s counsel, which sets forth substantially the following:
(i)    The Lessee has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Nevada, is qualified to do business in the State, and has all requisite power to conduct the Lessee’s business and to own, or hold under lease, the Lessee’s property;
(ii)    The Lessee has full power and authority to execute and deliver the Loan Documents and Operative Documents to which it is a party;
(iii)    The Lessee has duly authorized the taking of any and all actions necessary to carry out and give effect to the transactions contemplated to be performed on the part of the Lessee under the Loan Documents and the Operative Documents;
(iv)    Each of the Loan Documents and the Operative Documents to which the Lessee is a party has been duly authorized, executed and delivered by the Lessee, and is a legal, valid and binding obligation of the Lessee, enforceable in accordance with its terms, except as such enforcement may be limited by the application of bankruptcy, insolvency, reorganization, moratorium and other similar laws or equitable principles affecting creditors’ rights generally;
(v)    The execution and delivery of each of the Loan Documents and the Operative Documents to which the Lessee is a party and the performance by the Lessee of the actions required of the Lessee thereby and the consummation of the transactions contemplated therein do not and will not (A) conflict with or violate any provisions of the Lessee’s Governing Instruments, or (B) constitute a default under or conflict with any resolution of the shareholders or directors of the Lessee, or (C) conflict with or violate any provisions of applicable law, or (D) to the knowledge of such counsel, conflict with or violate any judgment, decree, indenture, mortgage, deed of trust, lease, guaranty, agreement or other instrument to which the Lessee is a party or by which the Lessee, or any of Lessee’s property, is bound;
(vi)    There is no action, temporary restraining order, injunction, suit, proceeding, inquiry or investigation at law or in equity, before or by any judicial or administrative court or agency, pending or, to the best knowledge of such counsel, threatened against or affecting, or involving the properties, securities or businesses of the Lessee;

(vii)    The Lessee has obtained any and all requisite governmental consents, permits, licenses and approvals necessary for the Lessee to enter into, execute and deliver the Loan Documents and Operative Documents to which the Lessee is a party and to perform the Lessee’s obligations thereunder;
(viii)    Upon the recording of the Mortgage in the office of the Recorder of Clinton County, Ohio, the Mortgage will have been duly recorded in all public offices in which it is required to be so recorded by Ohio law to publish notice thereof; and
(i)    Such assumptions and qualifications as may be agreed by Lessee’s counsel and the Director;
(a)    an opinion of Operating Company’s counsel, which sets forth substantially the following:
(i)    The Operating Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite power to conduct the Operating Company’s business and to own, or hold under lease, the Operating Company’s property;
(ii)    The Operating Company has full power and authority to execute and deliver the Operating Sublease;
(iii)    The Operating Company has duly authorized the taking of any and all actions necessary to carry out and give effect to the transactions contemplated to be performed on the part of Operating Company under the Operating Sublease;
(iv)    The Operating Sublease has been duly authorized, executed and delivered by the Operating Company, and is a legal, valid and binding obligation of the Operating Company, enforceable in accordance with its terms, except as such enforcement may be limited by the application of bankruptcy, insolvency, reorganization, moratorium and other similar laws or equitable principles affecting creditors’ rights generally;
(v)    The execution and delivery of the Operating Sublease and the performance by the Operating Company of its obligations thereunder do not and will not conflict with or violate any provisions of the Operating Company’s Governing Instruments, or constitute a default under, conflict with or violation of any judgment, decree, indenture, mortgage, deed of trust, lease, guaranty, agreement or other instrument to which the Operating Company is a party or by which the Operating Company is bound, or conflict with or violate any provisions of law, administrative regulation, or court order or consent decree; and
(vi)    Such assumptions and qualifications as may be agreed by Operating Company’s counsel and the Director.
(b)    an opinion of ATSG’s counsel, which sets forth substantially the following:

(i)    ATSG has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite power to conduct ATSG’s business and to own, or hold under lease, ATSG’s property;
(ii)    ATSG has full power and authority to execute and deliver the Guaranty;
(iii)    ATSG has duly authorized the taking of any and all actions necessary to carry out and give effect to the transactions contemplated to be performed on the part of ATSG under the Guaranty;
(iv)    The Guaranty has been duly authorized, executed and delivered by ATSG, and is a legal, valid and binding obligation of ATSG, enforceable in accordance with its terms, except as such enforcement may be limited by the application of bankruptcy, insolvency, reorganization, moratorium and other similar laws or equitable principles affecting creditors’ rights generally;
(v)    The execution and delivery of the Guaranty and the performance by ATSG thereunder do not and will not conflict with or violate any provisions of ATSG’s Governing Instruments, or constitute a default under, conflict with or constitute a violation of any judgment, decree, indenture, mortgage, deed of trust, lease, guaranty, agreement or other instrument to which ATSG is a party or by which ATSG is bound, or conflict with or violate any provisions of law, administrative regulation, or court order or consent decree; and
(vi)    Such assumptions and qualifications as may be agreed by ATSG’s counsel and the Director.
(c)    evidence that the Borrower has satisfied the terms and conditions set forth on Exhibit D attached hereto, with respect to any disbursement request for Allowable Costs expected to be fulfulled on the Disbursement Date, and such other documents, instruments or certificates as the Director shall reasonably require.
The Trustee shall deposit the State Assistance in the State Assistance Project Fund; the Issuance Expense Account and the Capitalized Interest Account, as provided in the Series Bond Order, and the State Loan Amount in the State Loan Proceeds Fund upon receipt. Moneys deposited to the Project Funds pursuant to this Section 3.4 shall be disbursed for Allowable Costs in the manner provided by Section 3.3 hereof.
Section 1.5.    Establishment of Completion Date. The Borrower, based on the representations of the Lessee and Operating Company, covenants that the Completion Date shall occur not later than June 30, 2014. The Completion Date shall be evidenced to the Director by a certificate signed by the Authorized Lessee Representative, as Construction Agent for the Borrower, as provided in Section 2.2(i) of the Lease. Upon receipt of such certificate the Trustee shall retain in the Project Funds amounts specified in such certificate as not yet being due, being contested or otherwise required to be retained in the Project Funds, and all other amounts remaining in the State Assistance Project Fund shall be transferred to the Collateral Proceeds Account and all other amounts remaining in the State Loan Proceeds Fund shall be paid to the Director and applied to prepayment of the State Loan Note in accordance with its terms. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.
Section 1.6.    Borrower to Pay, or Cause Lessee to Pay, Costs in Event Project Funds Insufficient. In the event the moneys from the State Assistance, moneys from the State Loan in the Project Funds and available for payment of costs of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, and moneys advanced from the LDI Loan and available for payment of costs of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, should not be sufficient to pay the Allowable Costs or, if any other costs of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements remain unpaid, the Borrower agrees, for the benefit of the Director to complete, or to cause the Lessee to complete, the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, and to and to pay, or cause to the Lessee to pay, all costs of such completion in full in excess of the moneys so available. The Director does not make any warranty, either express or implied, that the moneys which will be paid into the Project Funds or made available from the State Assistance, the State Loan or the LDI Loan, and which under the provisions of this Loan Agreement will be available for payment of the Allowable Costs, will be sufficient to pay the Allowable Costs. The Borrower agrees that if after exhaustion of the moneys from the State Assistance, the moneys from the State Loan and the moneys from the LDI Loan, the Borrower shall pay, or shall cause the Lessee to pay, any portion of the Allowable Costs pursuant to the provisions of this Section, neither Borrower nor Lessee shall be entitled to any reimbursement therefor from the Director or the Trustee, nor shall the Borrower be entitled to any diminution in or postponement of the loan payments payable under Section 4.2, Section 4.3 or Section 4.4 hereof. The Borrower shall also pay, or caused to be paid, all costs incident to the State Assistance, the State Loan and the LDI Loan.
Section 1.7.    Plans and Specifications; Inspections. At the Director’s option, the Director may designate an employee or officer of the State or may retain, at the Borrower’s expense, an architect, engineer, appraiser or other consultant for the purpose of approving the Plans and Specifications, verifying costs and performing inspections of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, as Provision of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, progresses or reviewing any construction contracts and payment or performance bonds or other forms of assurance of completion of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements. Such inspections, reviews or approvals shall not impose any responsibility or liability of any nature upon the Director, the State or officers, employees, agents, representatives or designees of the Director or the State, or, without limitation, make or cause to be made any warranty or representation as to the adequacy or safety of the structures or any of their component parts or any other physical condition or feature pertaining to the Project, the Adjacent Hangar Demolition, and the Related Area Improvements. At the request of the Director, the Borrower shall make, or shall cause the Construction Agent to make, periodic reports (including, if required, submission of updated Cost Certifications) to the Director concerning the status of completion and the expenditures for costs in respect thereof.
The Borrower, or the Construction Agent, on behalf of the Borrower, may revise the Plans and Specifications from time to time in accordance with the Lease; provided, that no revision shall be made (a) which would change the Project Purposes to purposes other than those permitted by the Act or that would jeopardize the tax-exempt status of the Bonds, (b) without obtaining, to the extent required by law, the approval of any applicable Governmental Authority or (c) without obtaining the written approval of the Director if such revision would change the amounts set forth in the most recently furnished Cost Certification, which approval will not be unreasonably withheld, conditioned or delayed. In any event, all revisions to the Plans and Specifications shall be promptly filed with the Director, upon request. The Borrower shall complete, or shall cause to be completed, the Provision of the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, substantially in accordance with the Plans and Specifications.
Section 1.8.    Remedies to be Pursued against Contractors and Subcontractors and their Sureties. In the event of default of any contractor or subcontractor under any contract made by it in connection with the Project or in the event of a breach of warranty with respect to any materials, workmanship or performance guaranty, the Borrower will, or will cause the Construction Agent to, promptly proceed to the extent commercially reasonable, either separately or in conjunction with others, to exhaust the remedies of the Borrower against the contractor or subcontractor so in default and against each surety for the performance of such contract. Any amounts recovered as refunds or other adjustments to the cost of the Project in connection with the foregoing, after deduction of expenses incurred in such recovery, and such expenses as necessary to return the work conducted by such contractor or subcontractor to ordinary operating condition, prior to the Completion Date shall be paid into the Project Fund from which such amount was paid, or if recovered after the Completion Date and the full disposition of the Project Funds in accordance with Section 3.5 hereof, shall be paid to the Trustee for deposit in the Collateral Proceeds Account.
Section 1.9.    Investment of Project Funds, Primary Reserve Account, Capitalized Interest Account or Collateral Proceeds Account. Any moneys held as part of the Project Funds, the Primary Reserve Account, the Capitalized Interest Account or the Collateral Proceeds Account shall be invested by the Trustee, upon the written or oral direction (but if oral, confirmed promptly in writing) of the Authorized Lessee Representative, in Eligible Investments; provided, however, that moneys held as part of the Capitalized Interest Account of the Collateral Proceeds Account shall be invested only in Eligible Investments which are not “investment property” within the meaning of Section 148(b) of the Code; and provided, further, that cash amounts in the Primary Reserve Account in excess of the amount of the Original Deposit and amounts in the Capitalized Interest Account and the Collateral Proceeds Account shall not be invested at a yield which is materially higher than the yield on the bonds, within the meaning of the Code.

[End of Article III]

ARTICLE I
STATE ASSISTANCE AND LOAN REPAYMENTS
Section 1.10.    State Assistance. The Director shall lend to the Borrower the State Assistance Amount pursuant to the Supplement and this Loan Agreement as the State Assistance for the purposes of financing a portion of the Allowable Costs. The Borrower agrees to repay the State Assistance by making all of the payments provided for in Section 4.4 of this Agreement; provided, however, that such amounts are payable solely from the Rent and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral. The loan of the State Assistance shall be evidenced by and secured by the Loan Documents, including but not limited to, the State Assistance Note.
Section 4.2.    State Loan. On the terms and conditions of this Agreement, the Director shall lend to the Borrower the State Loan Amount to assist in the financing of a portion of the Allowable Costs. The State Loan shall be evidenced and secured by the Loan Documents, including, but not limited to, the State Loan Note. The State Loan shall be disbursed upon the satisfaction of the conditions set forth in Section 3.4 hereof. The State Loan shall be disbursed only from, and only to the extent that on the Disbursement Date funds not theretofore committed are available to make the State Loan from moneys in the Facilities Establishment Fund.

The terms of repayment of the State Loan shall be as set forth in the State Loan Note, and the Borrower shall make all payments required to be made on the State Loan Payment Schedule attached to the State Loan Note as and when due; provided, however, that such amounts are payable solely from the Rent and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral. The Borrower authorizes the Director to deliver the State Loan Payment Schedule following the Disbursement Date and to attach such State Loan Payment Schedule to this Agreement and the State Loan Note.
Section 4.3.    LDI Loan. (a)    On the terms and conditions of this Agreement, the Director shall lend to the Borrower the LDI Loan Amount to assist in the financing of a portion of the Allowable Costs. The LDI Loan shall be evidenced and secured by the Loan Documents, including, but not limited to, the LDI Loan Note. The LDI Loan shall be disbursed from time to time upon the satisfaction of the conditions set forth in Section 3.2 hereof.

(b)The terms of repayment of the LDI Loan shall be as set forth in the LDI Loan Note, and the Borrower shall make all payments required to be made on the LDI Loan Note as and when due; provided, however, that such amounts are payable from the Rent and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral.
(c)If the following conditions are satisfied as of the Completion Date, the LDI Loan shall be immediately forgiven and Borrower’s obligations to make payments under the LDI Loan Note and under this Agreement with respect to the LDI Loan shall be deemed satisfied as of the Completion Date:

(i)	The LDI Loan is then in full force and effect and no Event of Default hereunder shall have occurred and is then continuing;

(ii)	The Project has been fully constructed and completed, as certified in writing by Borrower, or by the Construction Agent on behalf of Borrower, and confirmed by the Director; and

(iii)
The Construction Hours Commitment as set forth in Section 1.2 of this Agreement has been satisfied, as certified in writing by Borrower, or by the Construction Agent on behalf of Borrower, and confirmed by the Director.

Section 4.4.    Borrower Payments for the State Assistance. (a) The terms of repayment of the State Assistance shall be as set forth in the State Assistance Note, and the Borrower shall make all payments required to be made on the State Assistance Payment Schedule attached to the State Assistance Note as and when due; provided, however, that such amounts are payable solely from the Rent and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral. The Borrower hereby authorizes the Director to deliver the State Assistance Payment Schedule and to attach the State Assistance Payment Schedule to this Agreement and the State Assistance Note on or after the Closing Date.
(b) If the Borrower fails to make any payment required by this paragraph on the due date thereof, the Trustee shall, to the extent that funds are available therefor, transfer to the Debt Service Account an amount equal to such payment from the Collateral Proceeds Account and, if the balance in the Collateral Proceeds Account is insufficient, from the Primary Reserve Account.
(c) If moneys are transferred from the Primary Reserve Account or the Collateral Proceeds Account to the Debt Service Account pursuant to the provisions of Section 14 of the General Bond Order, and if no Event of Default is then existing, the Borrower shall receive a credit against loan payments payable hereunder, in inverse order of their maturity, in an amount equal to the amount so transferred.
(d) If no Event of Default is then existing and if the balance in the Primary Reserve Account is greater than or equal to the aggregate amount of loan payments to become due and payable during the remaining Loan Term, the Borrower may, at the direction of the Lessee, direct the Trustee to apply moneys in the Primary Reserve Account to monthly loan payments as they become due and, in such case and notwithstanding the provisions of Section 4.6 hereof, the Borrower shall not be required to deliver moneys to the Trustee to restore the balance in the Primary Reserve Account to an amount equal to the Original Deposit.
(e) (i) (A) Not later than the 15th day of each month, commencing January 15, 2014, the Borrower shall pay to the Trustee an amount equal to (1) 1/12th of the Trustee’s Annual Administrative Fee and (2) any amounts payable pursuant to Section 7.5(b)(vi) hereof and (B) not later than the 15th day of each month, commencing November 15, 2015, the Borrower shall pay to the Trustee an amount equal to 1/12th of the Director’s State Assistance Administrative Fee. (ii) Not later than the 15th day of each May and November, commencing May 15, 2016, the Borrower shall pay to the Trustee an amount equal to 1/2 of the Director’s State Loan Administrative Fee. The Borrower and the Director acknowledge and agree that the Additional Payments are intended to reimburse the Development Services Agency for a portion of the cost of administering the Ohio Enterprise Bond Fund program.
(f) The Borrower also agrees to pay to the Director reasonable expenses of the Director related to the Project, the Adjacent Hangar Demolition, and the Related Area Improvements, and requested by the Borrower or required by this Agreement or the Trust Agreement, or incurred in enforcing the provisions of this Agreement or the Trust Agreement and which are not otherwise required to be paid by the Borrower under the terms of this Agreement.
(g) In the event Borrower should fail to make any of the payments required in Section 4.2, Section 4.3 or Section 4.4, the item or installment so in default shall continue as an obligation of the Borrower until the amount in default shall have been fully paid, and the Borrower agrees to pay the same with interest thereon at a rate equal to the Interest Rate for Advances. If any payment required by Section 4.2, Section 4.3 or Section 4.4 is not made by the first day of the month following the month in which such payment is due, the Borrower shall pay, in addition to such payment, a late payment charge of five percent (5%) of the amount of such payment.
Section 4.5.    Place of Payments. The loan payments and the late payment charges to be paid in connection with the State Assistance shall be paid directly to the Trustee by automated clearinghouse pre-authorized payment system for the account of the Director, and the Trustee shall deposit such payments in the Debt Service Account. The Additional Payments with respect to the State Assistance shall be paid to the Trustee, who shall pay such amounts to the Director, not less frequently than monthly, for deposit in the First Half Account (if received by the Director between January 1 and June 30) or the Second Half Account (if received by the Director between July 1 and December 31) created in the Trust Agreement. The loan payments and the late payment charges related to the State Loan shall be paid directly to the Director. Amounts received by the Director pursuant to the TIF Cooperative Agreement shall be credited against amounts payable with respect to the State Loan. The loan payments and the late payment charges related to the LDI Loan shall be paid directly to the Director.
Section 4.6.    Primary Reserve Account. Upon delivery of this Loan Agreement and in accordance with the General Bond Order and the Series Bond Order, the Borrower shall deliver, or cause to be delivered, to the Trustee for deposit or credit to the Primary Reserve Account a sum of money equal to the Original Deposit (which sum may, to the extent provided for in the Series Bond Order, be derived from proceeds of the sale of the Bonds or pursuant to the Primary Reserve Letter of Credit). In accordance with the provisions of the General Bond Order and the Series Bond Order, the Trustee shall transfer moneys from the Primary Reserve Account to the Debt Service Account (and shall draw on the Reserve Letter of Credit if necessary, in order to obtain such moneys) if (a) the Borrower shall have failed to make a loan payment required by the State Assistance Note, and (b) the balance in the Collateral Proceeds Account is insufficient to provide funds for such transfer.
If, as a result of a transfer described in the immediately preceding paragraph, the balance in the Primary Reserve Account is less than the Original Deposit, the Trustee shall promptly notify the Borrower and the Lessee, by telephone and confirmed in writing, of the amount of such deficiency, and the Borrower shall, not later than ten (10) days after receipt of such notice, deliver to the Trustee for deposit or credit to the Primary Reserve Account, or cause to be deposited or credited to the Primary Reserve Account, moneys or the Primary Reserve Letter of Credit in the amount of such deficiency.
Pursuant to the Supplement, the Trustee is directed to draw upon any Primary Reserve Letter of Credit prior to its expiration for the full amount thereof and deposit the proceeds of such drawing in the Primary Reserve Account unless, not later than thirty (30) days prior to the expiration of such Primary Reserve Letter of Credit, the Borrower shall have delivered to the Trustee a replacement Primary Reserve Letter of Credit in the same amount as the expiring letter of credit, or evidence that the issuer of the Primary Reserve Letter of Credit has extended the maturity thereof for a period of not less than one (1) year (or fifteen (15) days following the final maturity date of the Bonds, if earlier).
Pursuant to Section 14 of the General Bond Order, the Trustee shall, under the circumstances described in said Section 14, transfer moneys from the Primary Reserve Account to the Debt Service Account, and the Trustee shall draw on any Primary Reserve Letter of Credit, if necessary, to obtain moneys to make such transfer.
Section 4.7.    Extent of the Covenants of the Borrower; No Personal Liability or Pledge of General Credit. All covenants, obligations and agreements of the Borrower contained in this Loan Agreement, the Loan Documents and the Operative Documents shall be effective only to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement of the Borrower shall be deemed to be a covenant, obligation or agreement of any present or future officer, agent or employee of the Borrower or any member of its Board of Directors in other than that person’s official capacity. No officer, agent or employee or other person acting on behalf of the Borrower or its Board of Directors executing the Notes, this Loan Agreement, the Loan Documents or the Operative Documents shall be liable thereon, or be subject to any personal liability or accountability whatever by reason of the issuance of the Notes or the execution and delivery of any such documents. Nothing in this Loan Agreement, the Commitment, the Notes, the Bond Legislation, the Loan Documents or the Operative Documents shall constitute a general obligation, debt or bonded indebtedness, or a pledge of the general credit or taxing power, of the Borrower, and the Director has not been given and does not have any right to have excises or taxes levied by the Borrower or the taxing authority of any other political subdivision or other local agency for any payment or other obligation required or secured thereby, but all such payments and obligations shall, in addition to all rights of the Trustee to amounts held under the Trust Agreement, be payable solely from the Rent and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral; provided that the limitations set forth in this Section 4.7 shall in no way reduce or diminish the rights of the Director to enforce the Guarantors’ performance under the Guaranty.
[End of Article IV]

ARTICLE IV•
MAINTENANCE, TAXES AND INSURANCE
Section 5.1.    Maintenance and Modifications of Project. The Borrower agrees that during the Loan Term (but after the Completion Date) it will keep, or cause to be kept, the Project in good repair and good operating condition, ordinary wear and tear excepted.
The Borrower shall have the privilege of remodeling or making additions, modifications or improvements to the Project from time to time as it, in the Borrower’s discretion, may deem to be desirable for its uses and purposes; provided, the Project is still used for the Project Purposes upon completion of remodeling, additions, modifications or improvements. The cost of such remodeling, additions, modifications and improvements shall be paid by the Borrower.
Section 5.2.    Removal of Project. The Borrower shall have the privilege from time to time of substituting machinery, equipment and related property for any portion of the Project; provided that the machinery, equipment and related property so substituted shall be of a value not less than the value of the machinery, equipment and related property replaced and shall not make the Project unsuitable for the Project Purposes. Any such substitute machinery, equipment and related property shall become part of the Project for purposes of this Agreement. In the event the aggregate of such substitutions exceed $50,000, the Borrower shall promptly notify the Director and the Trustee of all additional substitutions of machinery, equipment and related property, which notice shall include a description of the substituted machinery, equipment and related property. The Borrower shall also have the privilege of removing any portion of the Project without substitution therefor; provided that the Lessee shall pay (a) so long as any of the Bonds remain outstanding, to the Trustee for deposit in the Collateral Proceeds Account, or (b) if no Bonds remain outstanding, to the Director for application to prepayment of the State Loan Note and the LDI Loan Note in accordance with their respective terms, a sum equal to the then value of the portion of the Project removed, as determined by an Independent Engineer selected by the Lessee, and shall deliver to the Director and the Trustee a certificate signed by said Independent Engineer setting forth the value of the portion of the Project removed and stating that the removal of thereof will not make the Project unsuitable for the Project Purposes.
The Director agrees to execute and deliver such releases and other documents as the Lessee may properly request in connection with any action taken by the Borrower in conformity with this Section 5.2. The removal of a portion of the Project pursuant to the provisions of this Section shall not entitle the Borrower to any abatement or diminution of the amounts payable under Sections 4.2, 4.3 or 4.4 hereof.
Section 5.3.    Taxes, Other Governmental Charges and Utility Charges. The Borrower shall pay or cause to be paid, as the same respectively become due, all taxes, assessments, whether general or special, and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project, or other property installed or brought by the Borrower or the Lessee therein or thereon (including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the receipts, income or profits which, if not paid, may become or be made a lien on the Project or a charge on the revenues and receipts therefrom), and all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project.
Notwithstanding the foregoing, either the Borrower or the Lessee shall have the right, but at its own cost and expense and after prior written notice to the Director, to contest the validity or the amount of any such tax, assessment or governmental charge by appropriate proceedings timely instituted, unless the Director shall notify the Borrower and the Lessee in writing that, in the reasonable opinion of legal counsel to the Director, by nonpayment of any such items the lien and security interest granted under the Mortgage to the Director will be materially and adversely affected or the Project or any material part thereof will be subject to loss or forfeiture, in which event the Borrower or the Lessee shall promptly cause such lien to be discharged as aforesaid or give the Director adequate protection in regard to such risks. The Director shall have the commercially reasonable discretion to determine the adequacy of the protection proffered.
Section 5.4.    Insurance Required. The Borrower shall insure, or shall cause the Lessee to insure, the Project in an aggregate amount equal to the replacement cost of the Project, but in any event not less than the sum of (a) 100% of the aggregate principal amount of Bonds outstanding from time to time, (b) the unpaid principal balance of the State Loan, and (c) the unpaid principal balance of the LDI Loan, from time to time, against loss or damage by fire, boiler explosion, as well as such other risks as are covered by the endorsement commonly known as “extended coverage,” plus vandalism and malicious mischief, with insurance companies authorized to issue such policies in the State. Any insurance policy maintained by the Borrower pursuant to this Section may provide that the policy does not cover the first $100,000 or less of loss, or such greater amount as may (with due regard to insurance practices from time to time current with respect to properties similar to the Project) be approved in writing by the Director, with the result that the Borrower or the Lessee, as applicable, is its own insurer to that extent. Any return of insurance premium or dividends based upon such premium shall be due and payable solely to the Borrower or the Lessee, as applicable, unless such premium shall have been paid by the Director or the Trustee. The obligation to provide and maintain insurance shall be the obligation of the Borrower.
During the course of any construction, installation, renovation, restoration or repair on the Project Site, builder’s completed value risk insurance against “all risks of physical loss,” including collapse and transit coverage, with deductibles not to exceed $100,000, in nonreporting form, covering the total value of work performed and equipment, supplies and materials furnished. Said policy of insurance shall contain the “permission to occupy upon completion of work or occupancy” endorsement.

As an alternative to the above, the Borrower may insure, or may cause the Lessee to insure, such property under a blanket insurance policy or policies that cover not only such property but also other properties of the Lessee or its Affiliates.
Section 5.5    Additional Provisions Respecting Insurance. Any insurance policy issued pursuant to Section 5.4 hereof shall be so written or endorsed as to make losses, if any, adjustable by the Borrower or the Lessee and payable to the Borrower or the Lessee and the Trustee, for the account of the Director; provided, any such insurance policy may be so written or endorsed as to make losses not in excess of $100,000 for each occurrence held by and payable directly to the Borrower or the Lessee as hereinafter provided in Section 6.1. Each insurance policy provided for in Section 5.4 and Section 5.7 hereof shall contain a provision to the effect that the insurance company shall not cancel the same without first giving written notice thereof to the Director and the Trustee at least thirty days in advance of such cancellation, and the Borrower or the Lessee shall deliver to the Director and the Trustee duplicate copies or certificates of insurance pertaining to each such policy of insurance procured by the Borrower or Lessee and shall keep such duplicate copies or certificates up to date.
Section 5.6.    Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to the provisions of this Loan Agreement shall be applied as follows: (i) the Net Proceeds of the insurance required in Section 5.4 hereof shall be applied as provided in Section 6.1 hereof, and (ii) the Net Proceeds of the insurance required in Section 5.7 hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.
Section 5.7.    Public Liability Insurance. The Borrower shall, or shall cause the Lessee to, maintain commercial general liability insurance against claims for personal injury, death or property damage suffered by others upon, in or about any premises occupied by the Lessee, and maintain all workers’ compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Lessee may be engaged in business. All insurance for which provision has been made in this Section 5.7 shall be maintained against such risks, at such amounts and with such retentions or deductibles as such insurance is usually carried by Persons engaged in the same or similar businesses, and all such insurance shall be effected or maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Borrower may maintain workers’ compensation insurance in any state or jurisdiction in any manner permitted by the laws of that jurisdiction. The Borrower, the Director and the Trustee shall be made additional insureds under such general liability policies. The insurance provided by this Section 5.7 may be by blanket insurance policy or policies.
Section 5.8.    Advances. In the event the Borrower shall fail to, or shall fail to cause the Lessee to, maintain or cause to be maintained the full insurance coverage required by this Loan Agreement or shall fail to keep, or to cause the Lessee to keep, the Project in good repair and operating condition, normal wear and tear excepted, or shall fail to pay any tax, assessment, governmental charge, public or private utility charge or other amount to be paid by the Borrower under the Loan Documents, or the by Lessee under the Operative Documents, the Director or the Trustee may (but shall be under no obligation to) take out the required policies of insurance and pay the premiums on the same or may make such repairs or replacements as are necessary and provide for payment thereof or pay any such tax, assessment, governmental charge, public or private utility charge or other amount; and all amounts so paid or advanced therefor by the Director shall become an additional obligation of the Borrower to the Director, which amounts, together with interest thereon at the Interest Rate for Advances from the date thereof, the Borrower agrees to pay, or cause the Lessee to pay, on demand.

Section 5.9.    Environmental Matters. Throughout the Loan Term, the Borrower shall require the Lessee to do following:
(a)    ensure that the Project Site remains in compliance in all material respects with all applicable Environmental Laws;
(b)    maintain a system at the Project Site to assure and monitor continued compliance in all material respects with all applicable Environmental Laws which system shall include periodic reviews of such compliance;
(c)    in the event that the Lessee (i) obtains, gives or receives written notice that a release or threat of release of a “reportable quantity” (as defined in any Environmental Law) of any asbestos or asbestos-containing material, Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum has occurred at the Project Site (any such event being hereinafter referred to as a “Hazardous Discharge”) or (ii) receives any notice of violation, request for information or other written notification that the Lessee or the Borrower is potentially responsible for investigation or cleanup of environmental conditions at the Project Site (a “Cleanup Notice”), or (iii) receives a demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Project Site (any of the foregoing being hereinafter referred to as an “Environmental Complaint”) from any Person, including the Ohio Environmental Protection Agency or the United States Environmental Protection Agency, within fifteen (15) Business Days, give written notice of same to the Director and Borrower detailing the facts and circumstances of which the Lessee is aware giving rise to the Hazardous Discharge, Cleanup Notice or Environmental Complaint. Such information is to be provided solely to allow the Director to protect the Director’s security interest in the Lease, and to allow the Borrower to protect the Borrower’s interest in the Project Site and the Project, and is not intended to create nor shall it create any obligation, responsibility or liability on the part of the Director with respect thereto;
(d)    respond promptly to any Hazardous Discharge or Environmental Complaint as required by applicable Environmental Law; and
(e)    defend and indemnify the Director and hold the Director harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including reasonable attorney’s fees, suffered or incurred by the Director under or on account of the noncompliance or alleged noncompliance by the Lessee or the Borrower with any Environmental Laws with respect to (i) the Project Site, (ii) any operations, actions or inactions in the conduct of operations of the Project or at the Project Site or (iii) the Provision of the Project, the Adjacent Hangar Demolition and the Related Area Improvements, including without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any asbestos, asbestos-containing materials, Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum affecting any of the Project Site, whether or not the same originates or emerges from the Project Site or any contiguous real estate, including any loss in value of the leasehold interest in the Premises as a result of the foregoing.

The Lessee’s obligations described above in this Section shall arise upon the discovery of the presence, other than in compliance with Environmental Laws, of any asbestos, asbestos-containing material, Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum at the Project Site, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any asbestos, asbestos-containing material, Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum. The Borrower’s obligations hereunder to require the Lessee to perform the obligations and the indemnifications as described above in this Section shall survive the termination of this Loan Agreement.
The Borrower further acknowledges and agrees that in the event (i) the Director has reason to believe that a Hazardous Discharge has occurred or (ii) the Lessee receives a Cleanup Notice or an Environmental Complaint, the Director may retain, at the Borrower’s expense, an Independent Consultant to perform an overall environmental assessment and to prepare a report certifying that (a) the Project Site is not being used for, or threatened by, nor has ever been used for, or threatened by, the use, generation, treatment, storage or disposal of any asbestos or asbestos-containing material, petroleum or any hazardous or toxic chemical, material, substance or waste to which exposure is prohibited, limited or regulated by any Environmental Laws or which, even if not so regulated, is known to pose a hazard to the health or safety of the occupants of the Project Site or of property adjacent thereto, or, if the Project Site has ever been used for or threatened by any such condition, the condition has been fully remediated in compliance with all Environmental Laws and (b) the Lessee’s environmental management practices are in compliance with all Environmental Laws. The overall environmental assessment may be done in three phases. The Borrower represents and warrants that the Borrower has the authority to grant, and hereby does grant, to the Director, the Director’s agents, representatives, employees, consultants and contractors the right to enter the Project Site and to perform such acts as are necessary to conduct such assessment.

[End of Article V]

ARTICLE V•
DAMAGE, DESTRUCTION AND CONDEMNATION
Section 6.1.    Damage and Destruction. If prior to full payment of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Trust Agreement) and full payment of the State Loan and the LDI Loan, the Project shall be damaged or partially or totally destroyed by fire, flood, windstorm, or other casualty, there shall be no abatement or reduction in the amounts payable by the Borrower under this Agreement, and, to the extent that the claim for loss resulting from such damage or destruction is not greater than $100,000, the Borrower will, or will cause the Lessee to, (i) promptly repair, rebuild or restore the property damaged or destroyed with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Lessee and as will not make the Project unsuitable for the Project Purposes, and (ii) apply for such purpose so much as may be necessary of any Net Proceeds of insurance policies resulting from claims for such losses not in excess of $100,000 as well as any additional moneys of the Lessee necessary therefor. All Net Proceeds of insurance resulting from claims for any such loss not in excess of $100,000 shall be paid to the Borrower or the Lessee, as the case may be.
If prior to full payment of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Trust Agreement) and full payment of the State Loan and the LDI Loan, the Project shall be destroyed (in whole or in part) or damaged by fire, flood, windstorm or other casualty to such extent that the claim for loss resulting from such destruction or damage is in excess of $100,000, the Borrower shall promptly give written notice thereof to the Director and the Trustee. All Net Proceeds of insurance policies resulting from claims for such losses in excess of $100,000 shall, (a) so long as the Bonds shall be outstanding, be paid to and held by the Trustee in the Collateral Proceeds Account, and (b) if no Bonds shall be outstanding, be paid to and held by, or at the direction of, the Director in a separate account, whereupon, unless the Borrower shall have elected to exercise its option to prepay all amounts due under this Agreement pursuant to the provisions of Section 10.2(a) of this Agreement, (i) the Borrower will, or will cause the Lessee to, proceed to repair, rebuild or restore the property damaged or destroyed with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Lessee and as will not make the Project unsuitable for the Project Purposes, and (ii) the Trustee will disburse moneys in the Collateral Proceeds Account, or the Director will disburse such Net Proceeds, as the case may be, to or upon the direction of the Borrower, or the Lessee, as the case may be, for payment of the costs of such repair, rebuilding or restoration, either on completion thereof or, if the Borrower or the Lessee shall so request, as the work progresses. Any such disbursements shall be made pursuant to the procedures set forth in Section 3.3 of this Agreement for disbursement of moneys in the Project Funds, including, but not limited to, the requirement that the Borrower or the Lessee, as the case may be, obtain the written approval of the Director with respect to each disbursement. Any balance of the Net Proceeds remaining after all such disbursements for such costs held in the Collateral Proceeds Account shall be retained in the Collateral Proceeds Account. Any balance of Net Proceeds held by, or at the direction of, the Director remaining after payment of all costs of such repair or restoration shall be paid at the direction of the Lessee. In the event the moneys in the Collateral Proceeds Account are not sufficient to pay in full the costs of such repair, rebuilding or restoration, the Borrower nonetheless will, or will cause the Lessee to, complete the work and pay the costs thereof from its own resources. The Borrower shall not, by reason of the payment by the Borrower or the Lessee of such excess costs, be entitled to any reimbursement from the Director or any diminution in or postponement of the amounts payable under Section 4.2, 4.3 or 4.4 of this Agreement.
Section 6.2.    Eminent Domain. In the event that title to or the temporary use of the Project, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any Person acting under governmental authority, there shall be no abatement or reduction in the amounts payable by the Borrower under this Agreement, and any Net Proceeds received from any award made in such eminent domain proceedings shall be (a) if any Bonds are then outstanding, paid to and deposited by the Trustee in the Collateral Proceeds Account and (b) if no Bonds are then outstanding, paid to and deposited by, or at the direction of, the Director, in a separate account, and shall be applied by the Director or the Borrower, or the Borrower shall cause the Lessee to apply such Net Proceeds, in one or more of the following ways as shall be directed in writing by an Authorized Lessee Representative, on behalf of the Borrower:
(a)    to the restoration of the improvements located on the Project Site to substantially the same condition as they existed prior to the exercise of said power of eminent domain;
(b)    to the acquisition, by construction or otherwise, by the Borrower of other improvements suitable for the Lessee’s operation at the Project Site (which improvements shall be deemed a part of the Project); or
(c)    to the redemption of all of the Bonds pursuant to the Trust Agreement, together with accrued interest thereon to the date of redemption upon exercise of the option to prepay authorized by Section 10.2(b) of this Agreement.
Within 90 days from the date of entry of a final order in an eminent domain proceeding granting condemnation, an Authorized Lessee Representative, on behalf of the Borrower, shall direct the Director and the Trustee in writing as to which of the ways specified in this Section the Borrower elects to have the Net Proceeds of the condemnation award applied. Any balance of the Net Proceeds held in the Collateral Proceeds Account remaining after such application shall be retained in the Collateral Proceeds Account. Any balance of the Net Proceeds held by, or at the direction of, the Director, shall be paid at the direction of the Lessee.

[End of Article VI]

ARTICLE VI•
SPECIAL COVENANTS AND AGREEMENTS
Section 7.1.    No Warranty of Condition or Suitability. The Director does not make any warranty, either express or implied, as to the condition, workmanship, merchantability or capacity of the Project or any part thereof or as to its or any part’s suitability or operation for the Project Purposes.
Section 7.2.    Right of Access to the Project. The Borrower agrees that the Director and any of the Director’s duly authorized agents shall have the right at all reasonable times to enter upon the Project Site and to examine and inspect the Project after, as long as no Event of Default exists, providing reasonable advance notice to the Borrower and the Lessee (which notice may be given orally). The Borrower further agrees that the Director and the Director’s duly authorized agents shall have such rights of access to the Project Site and the Project as may be reasonably necessary for the proper maintenance of the Project in the event of failure by the Borrower to perform its obligations under Section 5.1 hereof.
Section 7.3    [Intentionally omitted].

Section 7.4    Information Concerning Operations. The Borrower shall furnish, or shall cause the Lessee to furnish, to the Director upon request, but not less frequently than the annual financial statements to be furnished pursuant to Section 2.5(b)(v) of Exhibit E of the Lease, a statement certifying to the knowledge of the Lessee (a) the number of employees of the Operating Company employed at the Air Park on the date of delivery of this Agreement; (b) the total number of employees of the Operating Company then employed at the Air Park and the Project Site; (c) the number of employees of the Operating Company at the Air Park and at the Project Site laid off or terminated at the Air Park and at the Project Site since the date of delivery of this Agreement; (d) the current number of women and minority employees employed by the Operating Company at the Air Park and at the Project Site; and (e) and such other employment, economic and statistical data concerning the Project, the Air Park and the Project Site as may reasonably be requested by the Director.
Section 7.5    Affirmative Covenants of the Borrower. (a) Throughout the Loan Term, the Borrower shall:
(i)    Compliance with Lease. Fully comply, or contractually require compliance, with all of its duties and obligations under the Lease and take such steps as may be necessary or appropriate to require the Lessee to fulfill its obligations under the Lease and promptly, and in any event within two (2) Business Days of receipt, provide the Director with a copy of any material notice or communication delivered or received by it relating to the Lease and shall immediately notify the Director of any Event of Default (as defined in the Lease) under the Lease, of which it has actual knowledge;
(ii)    Maintain Property. Require the Lessee, as provided in the Lease, to maintain and keep the Project in good repair, working order and condition, and from time to time to make all repairs, renewals and replacements which are necessary and proper so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Subsection 7.5(a)(ii) shall prevent the Lessee from selling or otherwise disposing of any property as permitted by the Lease;
(iii)    Financial Information. Furnish to the Director, or in the case of (C) and (D), cause to be furnished to the Director:
(A)    Within 180 days or promptly upon their availability thereafter, and in any event within 12 months following the end of each of its fiscal years throughout the term of the Loan Term, the Borrower shall provide the Director with annual financial statements of the Borrower.
(B)    With each financial report of the Borrower required to be furnished under this Section, a certificate executed by the chief financial officer or fiscal officer of the Borrower stating that (A) no Event of Default has occurred and is continuing to the best of his or her knowledge and, to the knowledge of that person, no event or circumstances which would constitute an Event of Default, but for the requirement that notice be given or time elapse or both, has occurred and is continuing or, if such an Event of Default or such event or circumstances has occurred and is continuing, a statement as to the nature thereof and any action which the Borrower proposes to take with respect thereto, and that (B) no action, suit or proceeding by or against the Borrower at law or in equity, or before any governmental instrumentality or agency, is pending or, to that person’s knowledge, threatened which, if adversely determined, (1) would materially impair the right or ability of the Borrower (or to the Borrower’s knowledge, the right or ability of the Lessee) to carry on the business which is contemplated in connection with the Project, (2) would materially impair the right or ability of the Borrower (or to the Borrower’s knowledge, the right or ability of the Lessee) to perform the transactions contemplated by this Loan Agreement, the other Loan Documents or the Operative Documents or (3) would materially and adversely affect its businesses, operations, properties, assets or conditions (financial or otherwise), all as of the date of such certificate, and in each case, except as theretofore disclosed to the Director or as disclosed in such certificate.
(C) Promptly upon their availability, and in any event within 120 days following the end of each of ATSG’s fiscal years throughout the term of the Loan Term, the Borrower shall provide the Director with a copy of the ATSG’s consolidated balance sheet as at the end of such fiscal year, together with related consolidated statements of operations and cash flows for such fiscal year, of ATSG setting forth in comparative form the corresponding figures as at the end of or for the previous fiscal year, all in reasonable detail and all examined by and accompanied by an opinion of its independent certified public accountants to the effect that such financial statements were prepared in accordance with the generally accepted accounting principles consistently applied, and present fairly the ATSG’s financial position at the close of such period and the results of its operations for such period.

(D)    With each financial report of ATSG required to be furnished under this Section, a certificate executed by the chief financial officer or fiscal officer of the ATSG stating that (A) no Event of Default has occurred and is continuing to the best of his or her knowledge and, to the knowledge of that person, no event or circumstances which would constitute an Event of Default, but for the requirement that notice be given or time elapse or both, has occurred and is continuing or, if such an Event of Default or such event or circumstances has occurred and is continuing, a statement as to the nature thereof and any action which ATSG proposes to take with respect thereto, and that (B) no action, suit or proceeding by or against ATSG, the Lessee or the Operating Company at law or in equity, or before any governmental instrumentality or agency, is pending or, to that person’s knowledge, threatened which, if adversely determined, (1) would materially impair the right or ability of ATSG (or to ATSG’s knowledge, the right or ability of the Lessee or the Operating Company) to carry on the business which is contemplated in connection with the Project, (2) would materially impair the right or ability of ATSG (or to ATSG’s knowledge, the right or ability of the Lessee or the Operating Company) to perform the transactions contemplated by this Loan Agreement, the other Loan Documents or the Operative Documents or (3) would materially and adversely affect the businesses, operations, properties, assets or conditions (financial or otherwise) of ATSG, the Lessee or the Operating Company, all as of the date of such certificate, and in each case, except as theretofore disclosed to the Director or as disclosed in such certificate;
(E)    Such other information as the Director may reasonably request respecting the business, operations, properties or condition (financial or otherwise) of the Borrower, the Lessee, the Operating Company or ATSG; provided, however, that, with respect to the Lessee, the Operating Company or ATSG, if the Director requests material non-public information, the Director is subject to reasonable confidentiality arrangements with respect to such material non-public information;
(iv)    Deliver Notice. Forthwith upon learning of any of the following, deliver written notice thereof to the Director, describing the same and any steps being taken by the Borrower with respect thereto:
(A)    the occurrence of an Event of Default hereunder or an event or circumstance which would constitute an Event of Default hereunder, but for the requirement that notice be given or time elapse or both;
(B)    any action, suit or proceeding by or against the Borrower, or, as applicable, by or against the Lessee, ATSG, the Operating Company or other user or users of the Project, at law or in equity, or before any governmental instrumentality or agency, instituted or threatened which, if adversely determined, would materially impair the right or ability of the Borrower, the Lessee, the Operating Company or other user or users of the Project, to carry on the business which is contemplated in connection with the Project or would materially impair the right or ability of the Borrower or the Lessee to perform the transactions contemplated by the Loan Documents or the Operative Documents, or would materially and adversely affect the business, operations, properties, assets or condition (financial or otherwise) of the Borrower, the Lessee, ATSG or the Operating Company; or
(C)    the occurrence of a Reportable Event, as defined in ERISA, under, or the institution of any steps to terminate, any plan maintained for the employees of the Lessee, the Operating Company or ATSG and covered by Title IV of ERISA (a “Plan”) as to which the Lessee, the Operating Company or ATSG may be liable; and
(v)    Inspection Rights. Subject to the requirements of the Lease and the rights of the Lessee thereunder, permit the Director, or any agents or representatives thereof, after, as long as no Event of Default exists, providing reasonable advance written notice to the Borrower and the Lessee, to conduct periodic inspections of the Project reasonably necessary to cause the completion of the Project and thereafter for the proper maintenance of the Project in the event of failure by the Lessee to perform its obligations under the Lease.
(b) Throughout the Loan Term, the Borrower shall, or shall cause the Lessee to:
(i)    Taxes and Assessments. Pay and discharge promptly, or cause to be paid and discharged promptly, when due and payable, all taxes, assessments and governmental charges or levies imposed upon the Borrower or the Lessee, and their respective income or any of their respective property, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge the Project, or any part thereof. Notwithstanding the preceding sentence, the Borrower or the Lessee may, at its expense, but only after prior notice to the Director, by appropriate proceedings diligently prosecuted, contest in good faith the validity or amount of any such taxes, assessments, governmental charges, levies and claims and during the period of contest, and after notice to the Director, may permit the items so contested to remain unpaid. However, if at any time the Director shall notify the Borrower, or the Lessee, as the case may be, in writing that, in the opinion of legal counsel reasonably satisfactory to the Director, by nonpayment of any such items the lien and security interest created by the Mortgage as to any part of the Project will be materially affected or the Project or any material part thereof will be subject to imminent loss or forfeiture, the Borrower shall promptly pay, or cause to be paid, such taxes, assessments, charges, levies or claims or give the Director adequate protection in regard to such risks and the Director shall have the reasonable discretion to determine the adequacy of the protection proffered;
(ii)    Maintain Insurance. Maintain or require the Lessee and any other user or users of the Project to maintain the insurance required by this Loan Agreement and to name the Director a loss payee thereunder, as the Director’s interest may appear;
(iii)    Furnish Information. Furnish promptly to the Director the information provided pursuant to Section 2.5(b)(v) of Exhibit E to the Lease;

(iv)    Zoning, Planning and Environmental Regulations. Complete the Provision of the Project and operate and maintain the Project in such manner as to conform, in all material respects, with all applicable zoning, planning, building, environmental and other applicable governmental regulations (or variances therefrom) imposed by any Governmental Authority and as to be consistent with the purposes of the Act;
(v)    Use of Project Fund Moneys and State Loan. Use all moneys disbursed from the State Assistance Project Fund (except for any amounts transferred to the Collateral Proceeds Account pursuant to the terms of this Agreement), from the State Loan Proceeds Fund, and in respect of the LDI Loan for the payment of Allowable Costs;
(vi)    Job Creation. The Borrower, based solely on the representations of the Lessee, has represented that the State Assistance and the State Loan together will permit the Operating Company to create 259 new full time jobs at the Project Site before the end of the three-year period after the Completion Date and secure 385 not at risk full-time jobs at the Air Park for the three-year period after the Completion Date. If the Lessee or Operating Company fail, for reasons other than Market Conditions, to create the 259 new full time jobs at the Project Site before the end of the three-year period after the Completion Date and secure the 385 not at risk full-time jobs at the Air Park for the three-year period after the Completion Date, the Borrower shall, at the option of the Director, pay, in addition to the amounts required pursuant to the Notes, an amount equal to (A) 10% per annum, less the interest rate on the Bonds, of the outstanding principal amount of the Bonds outstanding, from time to time and (B) 10% per annum, less the interest rate on the State Loan Note, of the outstanding principal amount of the State Loan Note outstanding, from time to time. Such amounts will be paid monthly at the time of payments under the State Loan Note; and
(vii)    Ohio Goods and Services. Use commercially reasonable efforts to purchase goods and services from Persons located in the State.
Section 7.6    Negative Covenants of the Borrower. Throughout the Loan Term, the Borrower agrees that the Borrower shall not:
(a)    Conflicting Agreements. Enter into any agreement containing any material provision which would be violated or breached by the performance of the Borrower obligations hereunder or under any instrument or document delivered or to be delivered by the Borrower hereunder or in connection herewith or under the Operative Documents;
(b)    Suspension of Operations. Permit both the Lessee and the Operating Company to suspend or discontinue operation of the Project;

(c)    Removal of Assets. Remove, transfer or transport any portion of the Project or the Project Facilities from the Project Site, except as otherwise permitted by the Loan Documents or the Operative Documents;
(d)    Amendments or Waivers with Respect to Operative Documents. Execute any amendment or waiver with respect to the Operative Documents or the Lease, without the prior written consent of the Director;
(a)    Creation of Liens. Create or suffer to exist any trust deed, mortgage, pledge, security interest, encumbrance or other lien affecting the Project or the Borrower’s interest in the Project except for the Permitted Encumbrances;
(b)    Insurance or Condemnation Proceeds. Apply any proceeds received from insurance or eminent domain proceeds in a manner inconsistent with the terms of this Loan Agreement; or
(g)    Change of Business. Enter into, or permit the Lessee or the Operating Company to enter into, any business with respect to the Project which is substantially different from that to be conducted by the Lessee or the Operating Company upon completion of the Project without the prior written consent of the Director.
Section 7.7.    Ownership of ATSG. No Person shall acquire shares of ATSG entitling such person to exercise a majority of the voting power of ATSG in the election of directors without the prior written consent of the Director, which consent shall not be unreasonably withheld or delayed provided, however, that ATSG or any parent entity may, without violating the agreement contained in this section, consolidate with or merge into another entity, or permit one or more other entities to consolidate with or merge into ATSG or any parent entity, or sell, transfer or otherwise dispose of all, or substantially all, of ATSG’s or any parent entity’s assets and thereafter dissolve if (i) the surviving, resulting or transferee entity, as the case may be, of ATSG, if any, assumes in writing all of the obligations of ATSG as a Guarantor under the Guaranty (if such surviving, resulting or transferee entity is other than ATSG); and (ii) the surviving, resulting or transferee entity, as the case may be, is an entity duly organized and validly existing under the laws of the State or duly qualified to do business therein.
Section 7.8.    Mechanics’ and Other Liens. The Borrower shall not, and shall not permit the Lessee to, suffer or permit any mechanics’ or other liens to be filed or exist against the Project nor any part thereof, nor against the Project Funds or the Collateral Proceeds Account. If any such liens shall at any time be filed, the Borrower shall, within 90 days after notice of the filing thereof but subject to the right to contest hereinafter set forth, cause, or shall cause the Lessee to cause, the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If the Borrower and the Lessee shall fail to cause such lien to be discharged, or to contest the validity or amount thereof, within the period aforesaid, then, in addition to any other right or remedy of the Director, the Director may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding. Any amount paid by the Director shall be reimbursed by the Borrower or the Lessee to the Director on demand, and if not so reimbursed on demand shall be paid by the Borrower with interest thereon at the Interest Rate for Advances from the date of payment by the Director, which amounts the Borrower agrees to pay. Nothing in this Section shall require the Borrower or the Lessee to pay or discharge any such lien so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings, provided the Borrower or the Lessee shall have delivered to the Director an opinion of counsel, selected by the Borrower or the Lessee and reasonably acceptable to the Director, to the effect that nonpayment of any such lien during the pendency of such contest will not adversely affect the priority of the liens of the Loan Documents on the Borrower’s or the Lessee’s right, title or interest in the Project.
Section 7.9    Borrower Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds. To Borrower’s actual knowledge, the Borrower hereby represents that it has taken and caused to be taken all actions that may be required of it, alone or in conjunction with the State, for the interest on the Bonds to be and remain excluded from gross income for federal income tax purposes, and represents that it has not taken or permitted to be taken on its behalf, and covenants that it will not take or permit to be taken on its behalf, any actions that would adversely affect such exclusion under the provisions of the Code. To the best of the Borrower’s actual knowledge, the Borrower hereby represents that it has taken and caused to be taken all actions that may be required of it to comply with the provisions of the Federal Income Tax Compliance Agreement. The Borrower covenants that it will take and cause to be taken all actions that may be reasonably requested of it, alone or in conjunction with the State, for the interest on the Bonds to be and remain excluded from gross income for federal income tax purposes. The Borrower covenants that it will take and cause to be taken all actions that may be requested of it to comply with the provisions of the Federal Income Tax Compliance Agreement.
Section 7.10     Minority Hiring. Borrower shall, and shall require the Lessee and Operating Company to, make a good faith effort to employ minority persons in the construction and operation of the Project in the same percentage as the average percentage of minority persons who reside in the county in which the Project is located and contiguous Ohio counties.
Section 7.11    Equal Employment Opportunity. Borrower shall not, and Borrower shall require that the Lessee and the Operating Company not, discriminate against any employee or applicant for employment because of race, religion, color, sex, national origin, disability, age, military status or ancestry. Borrower shall ensure, and Borrower shall require the Lessee and the Operating Company to ensure, that its respective applicants for employment are considered for employment, and that its respective employees are treated during employment, without regard to their race, religion, color, sex, national origin, disability, age, military status or ancestry. Borrower will incorporate, or cause to be incorporated, the requirements of this paragraph in all contracts for any work undertaken on the Project (other than subcontracts for standard commercial supplies or raw materials), and Borrower will require all of its contractors for any part of such work to incorporate such requirements in all subcontracts for such work.
[End of Article VII]

ARTICLE VIII•
ASSIGNMENT, SELLING AND LEASING
Section 8.1.    Assignment, Sale or Lease by the Borrower. Except pursuant to, and as provided in, the Lease, the Borrower may not assign this Agreement in whole or in part, sell or lease the Project Facilities or the Project Site in whole or in part or grant the right to occupy or use the Project Facilities or Project Site, or any part thereof, to Persons other than the Borrower or the Lessee, without the prior written consent of the Director.
Section 8.2.    Pledge by the Director. The Director has pledged all moneys receivable under or pursuant to this Agreement for payment of the State Assistance (except for reimbursement of expenses and indemnification by the Guarantors and except for moneys receivable for payments of the State Loan and the LDI Loan) to the Trustee pursuant to the Trust Agreement. The Borrower hereby consents to such assignment and pledge.
[End of Article VIII]

ARTICLE IX•
EVENTS OF DEFAULT AND REMEDIES
Section 9.1.    Events of Default. Each of the following shall be an “Event of Default”:
(a)    Failure by the Borrower to pay when due any installment of principal, interest, Additional Payment, or any combination thereof under this Loan Agreement or the Notes on or prior to the date on which such payment is due and payable or failure to pay upon demand any other amounts required to be paid to the Director or the Trustee under the Loan Documents; or
(b)    Failure to make any payment (other than a payment specified in subsection (a) above) under any of the other Loan Documents; or
(c)    Failure by the Borrower to observe and perform any term, covenant or agreement contained in this Loan Agreement (other than as required pursuant to subsections (a) and (b) above) or any other Loan Document, and continuation of such failure for thirty (30) days after written notice thereof shall have been given to the Borrower and the Lessee by the Director, or for such longer period as the Director may agree to in writing (unless the Borrower or the Lessee is proceeding with all reasonable efforts to cure any such default, in which event such effort by the Borrower or the Lessee does not exceed one hundred twenty (120) days); or
(d)    Any representation or warranty made by the Borrower or any of the Borrower’s officers, herein, in any other Loan Document or in connection herewith or therewith shall prove to have been incorrect in any material respect when made; or
(e)    The occurrence of an Event of Default under any of the other Loan Documents or Operative Documents; or
(f)    ATSG shall fail to pay any Indebtedness of ATSG outstanding under the Senior Loan Agreement and such failure shall continue after the applicable cure or grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable cure or grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or
(g)    the Lessee, ATSG or the Operating Company, respectively, shall: (i) admit in writing its inability to pay its debts generally as such debts become due; (ii) (A) commence a voluntary bankruptcy case concerning it or (B) have an involuntary bankruptcy case commenced against it and either have an order of insolvency or reorganization entered against it or have the case remain undismissed and unstayed for 90 days; (iii) commence any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect and either have an order entered against it thereunder or remain undismissed or unstayed for 90 days or there is commenced against it any such proceeding which remains undismissed or unstayed for 90 days; (iv) be adjudicated insolvent or bankrupt; (v) make a general assignment for the benefit of creditors; (vi) have a receiver, trustee or custodian appointed for the whole or any substantial part of its property or a receiver, trustee or custodian or any other officer or representative of the court or of creditors, or any court, government officer or agency shall take and hold possession of any substantial part of its property; or (vii) take any other action for the purpose of effecting the foregoing; or
(h)    judgments or orders for the payment of money in excess of $15,000,000 (to the extent not paid or covered by insurance as to which the relevant insurance company has acknowledged coverage), in the aggregate, shall be rendered against the Lessee, ATSG or the Operating Company and such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within 45 days from the entry thereof; or
(i)    any “accumulated funding deficiency”, as defined in Section 302 of ERISA, shall exist with respect to any of ERISA Plans of the Lessee, ATSG or the Operating Company.
The foregoing provisions of subsection (c) only of this Section are subject to the following limitations: if by reason of Force Majeure the Borrower, the Lessee, ATSG or the Operating Company is unable in whole or in part to perform or observe the Borrower’s obligations under this Loan Agreement, other than the Borrower’s obligation to make payments required hereunder, or the obligations of the Lessee, ATSG or the Operating Company to make payments under the Lease, the Operating Sublease or the Guaranty, the Borrower shall not be deemed in default during the continuance of such inability, including a reasonable time for the removal of the effect thereof.
The Borrower shall, or shall cause the Lessee, ATSG or the Operating Company to, promptly give notice to the Director of the existence of an event of Force Majeure and shall use the Borrower’s commercially reasonable efforts, and shall cause the Lessee, ATSG and the Operating Company to use their respective commercially reasonable efforts, to remove the effect thereof; provided, that the settlement of strikes or other industrial disturbances shall be entirely within the reasonable business discretion of the Borrower or the Lessee, ATSG or the Operating Company, as the case may be.
Section 9.2.    Remedies. If an Event of Default shall have occurred and be continuing, the Director, at any time, at the Director's election, may exercise any or all or any combination of the remedies conferred upon or reserved to the Director under this Loan Agreement, the Notes, any of the other Loan Documents or any instrument or document collateral thereto, or now or hereafter existing at law, or in equity or by statute. Subject to the foregoing, any or all of the following remedies may be exercised:
(a)    If the State Assistance, the State Loan or the LDI Loan have not been disbursed, in whole or in part, termination of any and all of the Director’s obligations under this Agreement;
(b)    Declaration that the entire unpaid balance of all amounts owed to the Director are immediately due and payable, whereupon the same shall become immediately due and payable, without notice or demand, such notice or demand being expressly waived by the Borrower;

(c)    Direction to the Trustee, in writing, to transfer any amounts remaining in the State Assistance Project Fund and the Capitalized Interest Account to the Collateral Proceeds Account and to transfer any amounts remaining in the State Loan Proceeds Fund to the Director;
(d)    Exercise of all or any rights and remedies as the Director may have under this Loan Agreement, the Notes, any of the other Loan Documents, or any instrument or document collateral thereto;
(e)    Inspection, examination and copying of the books, records, accounts and financial data of the Lessee/Operating Company/ATSG or the Borrower (but solely with respect to the Project as to the Borrower);
(f)    Exercise of any rights, remedies and powers the Director may have at law or in equity as may appear necessary or desirable to collect all amounts then due and thereafter to become due under this Agreement, the Notes, any of the other Loan Documents or any instrument or document collateral thereto or to enforce the performance and observance of any other obligation, agreement or covenant of the Borrower under this Agreement, the Notes, any of the other Loan Documents or any instrument or document collateral thereto, including, without limitation, as a secured party under the UCC or other similar laws in effect; and
(a)    The Director may take whatever action at law or in equity as may appear necessary or desirable to collect the amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Loan Agreement.
Any amounts collected pursuant to action taken under this Section shall be paid first into the Collateral Proceeds Account and applied in accordance with the provisions of the Trust Agreement or, if the Bonds have been fully paid (or provision for payment thereof has been made in accordance with the provisions of the Trust Agreement) then to all other amounts payable thereunder and under the Loan Documents, and finally, if all such amounts have been fully paid, as directed by the Authorized Lessee Representative.
Section 9.3.    No Remedy Exclusive. No remedy conferred upon or reserved to the Director by this Loan Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement, each other Loan Document and any instrument or document collateral thereto or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Director to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly provided for herein or required by law.
Section 9.4.    Agreement to Pay Attorneys’ Fees and Expenses. If an Event of Default shall occur and the Director shall incur expenses, including reasonable attorneys’ fees, in connection with the enforcement of this Loan Agreement or any of the other Loan Documents or any instrument or document collateral thereto or the collection of sums due thereunder, the Borrower shall reimburse the Director for the expenses so incurred upon demand. If any such expenses are not so reimbursed, the amount thereof, together with interest thereon from the date of demand for payment at the Interest Rate for Advances, shall, to the extent permitted by law, constitute additional indebtedness secured hereby and by the Trust Agreement and the other Loan Documents, and in any action brought to collect such indebtedness or enforce the Loan Documents, the Director shall be entitled to seek the recovery of such expenses in such action.
Section 9.5.    No Additional Waiver Implied by One Waiver. No failure by the Director to insist upon the strict performance by the Borrower of any provision hereof shall constitute a waiver of the Director’s right to strict performance and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Borrower to observe or comply with any provision hereof.
Section 9.6.    Waiver of Appraisement, Valuation, Etc. In the event the Borrower should default under any of the provisions of this Loan Agreement, the Borrower agrees to waive, to the extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension or redemption laws now or hereafter in force, and all right of appraisement and redemption to which it may be entitled.
[End of Article IX]

ARTICLE X
REDEMPTION OF BONDS; PREPAYMENT OF LOANS
Section 10.1.Redemption of Bonds.
(a)If the Bonds are then callable, the Director, at the written request at any time of the Borrower, shall forthwith take all steps that may be necessary under the applicable redemption provisions of the Trust Agreement to effect redemption of all or part of then outstanding Bonds, as may be specified by the Borrower, on the earliest redemption date on which such redemption may be made under such applicable provisions, if the Borrower shall then have deposited, or caused to be deposited, with the Trustee moneys sufficient to pay the principal of and premium, if any, and interest due or to become due on such redemption date with respect to the Bonds as to which such request is made. The Borrower must make that request at the direction of the Lessee, and may only make that request at the direction of the Lessee.
(b)At the Director’s election upon the occurrence of an Event of Default, the Director may take all steps that may be necessary under the applicable redemption provisions of the Trust Agreement to effect redemption of all or part of the then outstanding Bonds in accordance with Section 5 of the Supplement.
Section 10.2.Optional Prepayment of State Loan, State Assistance, and LDI Loan. The Borrower shall have the right to prepay, in whole or in part, the State Loan and the LDI Loan at any time without penalty. The Borrower must make such prepayment at the direction of the Lessee, provided that the Lessee provides the monies for such prepayment, and may only make such prepayment at the direction of the Lessee.
The Borrower shall have, and is hereby granted, the option to prepay, at the direction of the Lessee, all amounts due hereunder with respect to the State Assistance prior to the full payment of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Trust Agreement), if any of the following shall have occurred:
(a)The Project shall have been damaged or destroyed (i) to such extent that it cannot be reasonably restored within a period of six months to the condition thereof immediately preceding such damage or destruction, or (ii) to such extent that the Lessee is thereby prevented from carrying on its normal operations for a period of six consecutive months.
(b)Title to, or the temporary use of, all or substantially all of the Project shall have been taken under the exercise of the power of eminent domain by any governmental authority, or Person acting under governmental authority (including such a taking or takings as results in the Lessee being thereby prevented from carrying on its normal operations therein for a period of six consecutive months).
To exercise such option, the Borrower shall, at the direction of the Lessee, within 90 days following the event authorizing the exercise of such option, give written notice to the Director and the Trustee specifying therein the date of prepayment, which date shall be not less than 45 nor more than 90 days from the date such notice is mailed, and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption, in which arrangements Director shall cooperate. The prepayment amount payable by the Borrower in the event of its exercise of the option granted in this Section 10.2, shall be the sum of the following:
(i)An amount of money which, when added to (i) the moneys and investments held to the credit of the Collateral Proceeds Account and the Primary Reserve Account and (ii) the aggregate loan payments made by the Borrower and not theretofore applied to the payment of principal of or interest on the Bonds, will be sufficient pursuant to the provisions of the Trust Agreement, to pay and discharge all then outstanding Bonds on the date of prepayment of the State Assistance, plus
(ii)An amount of money equal to the Trustee’s fees and expenses, to the extent payable by the Borrower pursuant to this Agreement, accrued and to accrue until such final payment and redemption of the Bonds.
In the event of the exercise of the option granted in this Section, any Net Proceeds of insurance or condemnation received by the Trustee after prepayment of the State Loan and the State Assistance shall be paid to the Borrower, notwithstanding any provision of Section 6.1 and 6.2 hereof.
Section 10.3    Mandatory Redemption in Event of a Determination of Taxability. If, as provided in the Bonds and the Trust Agreement, the Bonds become subject to a Determination of Taxability, the Borrower shall deliver to the Trustee, upon the date requested by the Trustee, an amount sufficient to redeem the Bonds in whole or in part in accordance with the provisions for that redemption set forth in the Supplement.
Section 10.4    Mandatory Redemption. The Borrower shall deliver to the Trustee the moneys needed to redeem the Bonds in accordance with any mandatory redemption provisions relating to the Bonds as may be set forth in the Supplement
Section 10.5    Mandatory Prepayment of State Loan, State Assistance and LDI Loan. The Borrower shall be required to prepay the State Loan, the State Assistance and the LDI Loan if (i) the Lessee terminates operation of any facilities at the Project Site, and (ii) the Lessee does not relocate such facility to another location in the State of Ohio within thirty (30) days after the termination referred to in clause (i) or such later date as may be permitted by the Director within its reasonable discretion.
If the State Loan and the LDI Loan are required to be prepaid in accordance with this Section 10.5, the Borrower shall pay the outstanding principal amount thereof plus accrued interest to the date of prepayment to the Director not later than ten (10) days after the date on which the prepayment obligation is established.
If the State Assistance is required to be prepaid in accordance with this Section 10.5, the Borrower shall, within ten (10) days after the date on which the prepayment obligation is established, give written notice to the Director and to the Trustee specifying therein at the direction of the Lessee the date of closing such prepayment, which date shall be not less than 45 nor more than 90 days from the date such notice is mailed, and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption, in which arrangements Director shall cooperate. The prepayment amount payable by the Borrower in the event of the mandatory prepayment required by this Section 10.5, shall be the sum of the following:
(a)    An amount of money which, when added to (i) the moneys and investments held to the credit of the Collateral Proceeds Account and the Primary Reserve Account and (ii) the aggregate loan payments made by the Borrower and not theretofore applied to the payment of principal of or interest on the Bonds, will be sufficient pursuant to the provisions of the Trust Agreement, to pay and discharge all then outstanding Bonds on the date of prepayment of the State Assistance; plus
(b)    An amount of money equal to the Trustee’s fees and expenses, to the extent payable by the Borrower pursuant to this Agreement, accrued and to accrue until such final payment and redemption of the Bonds.
Section 10.6    Option to Defease Bonds. Provided no Event of Default has occurred and is existing, the Borrower may, if and only if the Borrower shall have been directed by the Lessee so to do, instruct the Trustee to apply any moneys furnished to the Trustee by the Borrower or the Lessee, but not constituting payments due under the Notes or under Article IV of this Loan Agreement, to any of the following purposes:
(a)    Purchase of Bonds in the open market at prices not greater than their fair market value;
(b)    Redemption of Bonds pursuant to the optional redemption provisions thereof; or
(c)    Defeasance of Bonds pursuant to Article IX of the Trust Agreement.
If the sum of the amounts in the Collateral Proceeds Account and the Primary Reserve Account, when added to the amount delivered by the Borrower or the Lessee to the Trustee for application in accordance with this Section, is sufficient to purchase for cancellation, optionally redeem or defease all of the Outstanding Bonds, the Trustee shall, at the direction of the Authorized Lessee Representative, apply moneys in the Collateral Proceeds Account and the Primary Reserve Account for any of such purposes.
[End of Article X]

ARTICLE XI
MISCELLANEOUS
Section 11.1.Termination of Agreement. This Loan Agreement shall be in full force and effect from the date hereof until the end of the Loan Term, at which time the obligations of the Director and the Borrower hereunder shall terminate, provided that any obligations of the Borrower with respect to the payment of costs and expenses under this Loan Agreement shall survive such termination and continue in effect until such costs and expenses are paid.
Section 11.2.Amounts Remaining in Collateral Proceeds Account and Primary Reserve Account. It is agreed by the parties hereto that after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Trust Agreement), the State Loan Note, the LDI Loan Note and the fees, charges and expenses of the Trustee and the Director and all other amounts required to be paid hereunder, any amounts remaining in the Collateral Proceeds Account or the Primary Reserve Account upon expiration or sooner cancellation or termination of this Loan Agreement shall belong to and be paid to the Lessee by the Trustee.
Section 11.3.Notices. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed sufficiently given when mailed by registered or certified mail, postage prepaid, addressed to the recipient at the appropriate Notice Address, or sent and confirmed received by telex, telecopy or similar means of electronic or facsimile transmission to the Notice Address. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Director, the Borrower, the Lessee, ATSG, the Operating Company or the Trustee shall also be given to the others. The Borrower, the Director, the Lessee ATSG, the Operating Company and the Trustee may, by notice given hereunder, change a Notice Address or designate any further addresses to which subsequent notices, certificates, requests or other communications shall be sent.
Section 11.4.Binding Effect. This Loan Agreement shall inure to the benefit of and shall be binding upon the Director, the Borrower and their respective successors and permitted assigns, subject, however, to the limitations contained in Section 8.1 hereof, and subject to the further limitations, as set forth on page 1 of this Loan Agreement, that any obligation of the Director created by or arising out of this Loan Agreement shall not be a general debt of the Director or the State but shall be payable solely out of the proceeds derived from this Loan Agreement.
Section 11.5.Extent of Covenants of the Director; No Personal Liability. All covenants, stipulations, obligations and agreements of the Director contained in this Loan Agreement shall be effective to the extent authorized and permitted by applicable law. No such covenant, stipulation, obligation or agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future Director in other than such Director’s official capacity acting pursuant to the Act.
Section 11.6.Amendments, Changes and Modifications. This Loan Agreement may not be amended or supplemented except by an instrument in writing executed by the Director and the

Borrower and with the written consent of the Lessee; provided however, that the Director may waive compliance by Borrower with any of its obligations hereunder without the consent of the Lessee.
Section 11.7.Execution Counterparts. This Loan Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument. Copies (photostatic, facsimile or otherwise) of any party’s signature to this Agreement shall be deemed to be an original, and may be relied on to the same extent as an original signature.
Section 11.8.Severability. If any provision of this Loan Agreement, or any covenant, obligation or agreement contained herein is determined by a court to be void or unenforceable, such determination shall not affect any other valid provision, covenant, obligation or agreement, each of which shall be construed and enforced as if such invalid or unenforceable, provision, covenant, obligation or agreement were not contained herein. Such invalidity or unenforceability shall not affect any valid or enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.
Section 11.9.Captions. The captions or headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Loan Agreement.
Section 11.10.Governing Law. This Loan Agreement shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of the State of Ohio.
Section 11.11.Actions by Borrower. The parties agree that in any instance where the Borrower is authorized or permitted to act hereunder, the Lessee and/or the Operating Company shall be entitled to perform such action on behalf of the Borrower, and the Director and the Borrower shall recognize such performance for all purposes hereunder.

[End of Article XI]

IN WITNESS WHEREOF, the Director and the Borrower have caused this Loan Agreement to be executed in their respective names by their duly authorized officers, all as of the date first above written.
DIRECTOR OF DEVELOPMENT SERVICES AGENCY OF THE STATE OF OHIO, ACTING ON BEHALF OF THE STATE

By: /s/ M. Beth Trombold
M. Beth Trombold
Assistant Director

CLINTON COUNTY PORT AUTHORITY

By: /s/ Kevin J. Carver
Kevin J. Carver
Executive Director

And: /s/ David C. Hockaday
David C. Hockaday
Chariman

836255v20

CERTIFICATE
The undersigned Fiscal Officer of the Borrower under the foregoing Loan Agreement hereby certifies that the monies required to meet the obligations of the Borrower under the foregoing Loan Agreement during the year 2012 have been lawfully appropriated by the Board of Directors of the Borrower for such purposes and are in the treasury of the Borrower or in the process of collection to the credit of an appropriate fund, free of any previous encumbrances. This Certificate is given in compliance with Sections 5705.41 and 5705.44, Ohio Revised Code.
Dated: December 1, 2012     /s/ Brian C. Smith
Fiscal Officer
Clinton County Port Authority

EXHIBIT A-1

Form of State Loan Note
United States of America
State of Ohio
County of Clinton
Clinton County Port Authority
Taxable State Loan Revenue Bond (Chapter 166 Loan Program) Series 2012
(Clinton County Port Authority – AMES Project)
$4,000,000    December __, 2012
The Clinton County Port Authority (the “Borrower”), a body corporate and politic, and a port authority duly created and validly existing under the laws of the State of Ohio, for value received, promises to pay to the order of the Director of Development Services of the State of Ohio (the “Director”), at 77 South High Street, 28th Floor, Columbus, OH, 43215, or at such other address as may be designated in writing by the Director, but solely from the sources and in the manner referred to herein, the principal amount of Four Million Dollars ($4,000,000), with interest on the amount of principal from time to time outstanding from the Disbursement Date, as defined in the Loan Agreement dated as of December 1, 2012, between the Borrower and the Director (the “Loan Agreement”), at the rate of (a) zero percent (0%) per annum during the period from Disbursement Date through November 14, 2015 and (b) from November 15, 2015 through May 15, 2036, being the final maturity unless otherwise paid in full, at a rate of one percent (1%) per annum until the entire principal amount is paid, plus, commencing May 15, 2016, the Director’s State Loan Administrative Fee equal to 0.25% per annum of the principal balance from time to time outstanding under this Note. Principal of and interest and service fees (calculated upon a basis of a year consisting of twelve thirty-day months) only on this Note shall be paid in semiannual installments as provided on the State Loan Payment Schedule attached to this Note. The Borrower authorizes the Director to attach the State Loan Payment Schedule to this Note following the Disbursement Date. Principal and interest (“Debt Service Charges”) are payable when due in lawful money of the United States of America, without deduction, to the Director. Payments of Debt Service Charges shall be made through an automated clearinghouse credit of funds to the Director, provided that the amount of the last installment shall be equal to the balance of the principal sum then outstanding, together with all interest accrued thereon and all unpaid service fees.
This Note is issued pursuant to the laws of the State of Ohio, particularly Article VIII, Section 13, of the Ohio Constitution and Sections 4582.21 to 4582.71, both inclusive, Ohio Revised Code, to resolutions duly adopted by the Board of Directors of the Borrower on October 11, 2012 (collectively, the “Legislation”), and to the Loan. This Note is issued to evidence the Borrower’s obligation to repay the Chapter 166 direct loan made to the Borrower, pursuant to the Loan Agreement, by the Director (the “Loan”) to assist the Borrower in financing a portion of the costs of the Project, constituting certain facilities being leased to Air Transport International Limited Liability Company, a Nevada limited liability company (the “Lessee”) constituting an eligible project, as defined in Chapter 166 of the Ohio Revised Code, all as more fully described in the Loan Agreement (the “Project”). The Project will be subleased by the Lessee to Airborne Maintenance and Engineering Services, Inc., a Delaware corporation (the “Operating Company”). In accordance

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with the Loan Agreement, the proceeds of this Note will be disbursed from the Facilities Establishment Fund by the Director to The Huntington National Bank, as successor trustee (the “Trustee”) under that certain Trust Agreement dated as of April 1, 1988, between Treasurer of the State of Ohio and The Provident Bank (the “Trust Agreement”) as amended and supplemented by that certain One Hundred Twenty-Eighth Supplemental Trust Agreement, dated as of December 1, 2012 (the “Supplement”) and disbursed by the Trustee in accordance with the Supplement to pay Allowable Costs.

This Note does not of itself constitute a commitment by the Director to make any disbursement of the State Loan, as defined in the Loan Agreement, to the Borrower. The conditions for making such a disbursement are set forth in the Loan Agreement. The disbursements made by the Director to the Borrower shall not exceed the face amount of this Note and the total amount of such disbursement is limited by and subject to the conditions for making disbursement of the State Loan as set forth in the Loan Agreement.
The annual rate of interest stated herein shall apply to a 360-day period and amounts of interest due hereunder shall be computed upon the basis of 30-day months. Installments of Debt Service Charges and monthly service fees shall be applied first to monthly service fees, then to interest as provided herein and the balance to principal due hereunder.
The Borrower may prepay all or any portion of the principal sum hereof at any time without penalty. All such prepayments shall be applied to the payment of the principal installments due hereon in the inverse order of their maturity, and shall be accompanied by the payment of accrued interest and monthly service fee on the amount of the prepayment to the date thereof. Upon prepayment in full, this cancelled Note shall be provided to the Borrower.
The payment of this Note and all interest and monthly service fees hereon is secured by the Loan Documents (as defined in the Loan Agreement), providing the Director with a first mortgage on the Lessee’s leasehold interest in the Premises described in the Mortgage (as defined in the Loan Agreement). The covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Note.
If default be made in the payment of any installment of principal, interest or monthly service fee under this Note when any such payment shall have become due and payable, or if an “Event of Default,” as defined in the Loan Agreement, shall have occurred and be continuing, then, at the option of the Director, the entire principal sum payable hereunder and all interest and monthly service fee accrued thereon shall become due and payable at once, without demand or notice. Upon default, the Director may increase the rate of interest to ten percent (10%) per annum.
For the period during which a default shall exist in the payment of any installment of principal, interest and monthly service fee due and payable hereunder, whether by acceleration or otherwise, a late charge equal to five percent (5%) of each such installment shall be assessed, in addition to all other sums due hereunder, for each month during which the default exists.
This Note is a duly authorized special obligation of the Borrower, issued for the purpose of paying a portion of the costs of the Project being leased by the Borrower to the Lessee pursuant to the Lease Agreement dated as of December 1, 2012 (as the same may be amended from time to time, the “Lease”) between the Borrower, as lessor, and the Lessee, as lessee. Pursuant to the Lease,

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the Lessee will act as the agent of the Borrower for the purpose of the Provision of the Project and the Trustee will disburse the proceeds of the Note to pay Allowable Costs in accordance with the Supplement. Reference is made to the Lease and the Loan Agreement for a more complete description of the Project, and to the Loan Agreement for the provisions, among others, with respect to the nature and extent of the security for this Note, the rights, duties and obligations of the Borrower, the Trustee and the Director, and the terms and conditions upon which this Note is issued and secured.
The Lessee is required by the Lease to make payments of Rent (defined in the Lease) in fixed amounts in accordance with a schedule attached to the Lease to the Director to pay Debt Service Charges on this Note and certain obligations of the Borrower. The rights of the Director under the Loan Agreement and the Mortgage are subject to the terms of the Intercreditor Agreement, dated as of December 1, 2012, between the Director and the Trustee.
The amounts payable with respect to this Note are payable solely from the Rent received pursuant to the Lease, and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project and paid to the Director in accordance with the Lease, other than money received with respect to the exercise of the Unassigned Authority Rights, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral.
THIS NOTE IS NOT A GENERAL OBLIGATION, DEBT OR BONDED INDEBTEDNESS OF THE BORROWER; THE GENERAL RESOURCES OF THE BORROWER ARE NOT REQUIRED TO BE USED AND NEITHER THE GENERAL CREDIT OR TAXING POWER OF THE BORROWER ARE PLEDGED AND THE DIRECTOR HAS NOT BEEN GIVEN AND DOES NOT HAVE ANY RIGHT TO HAVE EXCISES OR TAXES LEVIED BY THE BORROWER OR BY THE STATE OF OHIO OR THE TAXING AUTHORITY OF ANY POLITICAL SUBDIVISION OR OTHER LOCAL AGENCY THEREOF FOR THE PAYMENT OF DEBT SERVICE CHARGES OR SERVICE CHARGES HEREON.
If any provision hereof is in conflict with any statute or rule of law of the State of Ohio or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed separable from and shall not invalidate any other provision of this Note.
If this Note is placed in an attorney’s hands for collection, or collected by suit or through the bankruptcy or probate, or any other court, either before or after maturity, there shall be paid to the holder of this Note reasonable attorney’s fees, costs and other expenses incurred by the holder in enforcing the terms of this Note.
This Note is delivered in Columbus, Ohio and shall be construed in accordance with the laws of the State of Ohio.
It is certified and recited that there have been performed and have been met in regular and due form, as required by law, all acts and conditions necessary to be performed by the Borrower have been met (i) precedent to and in the issuing of this Note in order to make it a legal, valid and binding special obligation of the Borrower, and (ii) precedent to and in the execution and delivery by the Borrower of the Loan Agreement and the Lease; that payment in full for this Note has been received; and that no constitutional or statutory limitation has been exceeded in issuing this Note.

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IN WITNESS WHEREOF, the Board of Directors of the Clinton County Port Authority has caused this Note to be signed in the name of the Borrower and in their official capacities by the Chairman of the Board of Directors and the Executive Director of the Borrower, all as of the date first above written.
CLINTON COUNTY PORT AUTHORITY

By:
Name:
Title:

And:
Name:
Title:

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EXHIBIT A-2

FORM OF STATE ASSISTANCE NOTE
United States of America
State of Ohio
County of Clinton
Clinton County Port Authority
Taxable State Assistance Revenue Bond (Ohio Enterprise Bond Fund Project) Series 2012
(Clinton County Port Authority – AMES Project)
$9,055,000    December 27, 2012
The Clinton County Port Authority (the “Borrower”), a body corporate and politic, and a port authority duly created and validly existing under the laws of the State of Ohio, for value received, promises to pay to the order of the DIRECTOR OF DEVELOPMENT SERVICES OF THE STATE OF OHIO (the “Director”), acting on behalf of the State of Ohio, at 77 South High Street, 28th Floor, Columbus, Ohio 43215, or at such other address as may be designated in writing by the Director, the principal sum of Nine Million Ninety Thousand Dollars ($9,055,000), with interest on the amount of principal from time to time outstanding from the Disbursement Date, as defined in the Loan Agreement dated as of December 1, 2012, between the Borrower and the Director (the “Loan Agreement”), with the premium, if any, and interest on the unpaid balance of such principal sum from and after the date of this Note at the interest rate or interest rates borne by the State of Ohio, State Economic Development Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority –AMES Project) (Tax-Exempt Bonds) (the “Series 2012-9 Bonds”) until the entire principal amount is paid on June 1, 2036, being the maturity date, plus in each case the monthly payment of the Trustee’s Annual Administrative Fee, equal to one-twelfth (1/12) of 0.12% of first $5,000,000 of the principal balance from time to time outstanding on the Series 2012-9 Bonds and 0.07% of the outstanding principal balance from time to time outstanding in excess of $5,000,000 and plus in each case, commencing on November 15, 2015, the monthly payment of the Director’s State Assistance Administrative Fee, equal to one-twelfth (1/12) of 0.125% of the principal balance from time to time outstanding under this Note. Principal of and interest and such monthly service fees (calculated upon a basis of a year consisting of twelve thirty-day months) on this Note shall be paid in monthly installments on the fifteenth day of each month as provided on the State Assistance Payment Schedule attached to this Note. Principal of, premium, if any, and interest on this Note (“Debt Service Charges”) are payable when due in lawful money of the United States of America, without deduction, to the Director. Payments shall be made through an automated clearinghouse credit of funds to the Trustee, provided that the amount of the last installment shall be equal to the balance of the principal sum then outstanding, together with all interest accrued thereon and all unpaid service fees.
This Note is issued pursuant to the laws of the State of Ohio, particularly Article VIII, Section 13, of the Ohio Constitution and Sections 4582.21 to 4582.71, both inclusive, Ohio Revised Code, to resolutions duly adopted by the Board of Directors of the Borrower on October 11, 2012 (collectively, the “Legislation”), and to the Loan. This Note is issued to evidence the Borrower’s obligation to repay the Ohio Enterprise Bond Fund loan made to the Borrower, pursuant to the Loan Agreement, by the Director (the “Loan”) to assist the Borrower in financing a portion of the costs of the Project, constituting certain facilities being leased to Air Transport International Limited

A2-1

Liability Company, a Nevada limited liability company (the “Lessee”) constituting an eligible project, as defined in Chapter 166 of the Ohio Revised Code, all as more fully described in the Loan Agreement (the “Project”). The Project will be subleased by the Lessee to Airborne Maintenance and Engineering Services, Inc., a Delaware corporation (the “Operating Company”). In accordance with the Loan Agreement, the proceeds of this Note will be disbursed from the Facilities Establishment Fund by the Director to The Huntington National Bank, as successor trustee (the “Trustee”) under that certain Trust Agreement dated as of April 1, 1988, between Treasurer of the State of Ohio and The Provident Bank (the “Trust Agreement”) as amended and supplemented by that certain One Hundred Twenty-Eighth Supplemental Trust Agreement, dated as of December 1, 2012 (the “Supplement”) and disbursed by the Trustee in accordance with the Supplement to pay Allowable Costs.

This Note does not of itself constitute a commitment by the Director to make any disbursement of the State Assistance Amount, as defined in the Loan Agreement, to the Borrower. The conditions for making such a disbursement are set forth in the Loan Agreement. The disbursements made by the Director to the Borrower shall not exceed the face amount of this Note and the total amount of such disbursement is limited by and subject to the conditions for making disbursement of the State Loan as set forth in the Loan Agreement.
The annual rate of interest stated herein shall apply to a 360-day period and amounts of interest due hereunder shall be computed upon the basis of 30-day months. Installments of principal, interest and monthly service fee shall be applied first to monthly service fees, then to interest as provided herein and the balance to principal due hereunder.
The payment of principal of, premium, if any, and interest on this Note and monthly service fees hereon is secured by the Loan Documents (as defined in the Loan Agreement), providing the Director with a first mortgage lien on the Lessee’s leasehold interest in the Premises (as defined in the Loan Agreement). The covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Note.
If default be made in the payment of any installment of principal, premium, if any, or interest or monthly service fee under this Note when any such payment shall have become due and payable, or if an “Event of Default,” as defined in the Loan Agreement, shall have occurred and be continuing, then, at the option of the Director, the entire principal sum payable hereunder and all interest and monthly service fee accrued thereon shall become due and payable at once, without demand or notice. Upon default, the Director may increase the rate of interest to ten percent (10%) per annum.
Upon prepayment in full, this cancelled Note shall be provided to the Borrower.
For the period during which a default shall exist in the payment of any installment of principal, interest and monthly service fee due and payable hereunder, whether by acceleration or otherwise, a late charge equal to five percent (5%) of each such installment shall be assessed, in addition to all other sums due hereunder, for each month during which the default exists.
This Note is a duly authorized special obligation of the Borrower, issued for the purpose of paying a portion of the costs of the Project being leased by the Borrower to the Lessee pursuant to the Lease Agreement dated as of December 1, 2012 (as the same may be amended from time to time, the “Lease”) between the Borrower, as lessor, and the Lessee, as lessee. Pursuant to the Lease,

A2-2

the Lessee will act as the agent of the Borrower for the purpose of the Provision of the Project and the Trustee will disburse the proceeds of the Note to pay Allowable Costs in accordance with the Supplement. Reference is made to the Lease and the Loan Agreement for a more complete description of the Project, and to the Loan Agreement for the provisions, among others, with respect to the nature and extent of the security for this Note, the rights, duties and obligations of the Borrower, the Trustee and the Director, and the terms and conditions upon which this Note is issued and secured.
The Lessee is required by the Lease to make payments of Rent (defined in the Lease) in fixed amounts in accordance with a schedule attached to the Lease to the Trustee which are to pay Debt Service Charges on this Note and certain obligations of the Issuer. The rights of the Director under the Loan Agreement and the Mortgage are subject to the terms of the Intercreditor Agreement, dated as of December 1, 2012, between the Director and the Trustee.
The amounts payable with respect to this Note are payable solely from the Rent received pursuant to the Lease, and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project and paid to the Director in accordance with the Lease, other than money received with respect to the exercise of the Unassigned Authority Rights, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral.
THIS NOTE IS NOT A GENERAL OBLIGATION, DEBT OR BONDED INDEBTEDNESS OF THE BORROWER; THE GENERAL RESOURCES OF THE BORROWER ARE NOT REQUIRED TO BE USED AND NEITHER THE GENERAL CREDIT OR TAXING POWER OF THE BORROWER ARE PLEDGED AND THE DIRECTOR HAS NOT BEEN GIVEN AND DOES NOT HAVE ANY RIGHT TO HAVE EXCISES OR TAXES LEVIED BY THE BORROWER OR BY THE STATE OF OHIO OR THE TAXING AUTHORITY OF ANY POLITICAL SUBDIVISION OR OTHER LOCAL AGENCY THEREOF FOR THE PAYMENT OF DEBT SERVICE CHARGES OR SERVICE CHARGES HEREON.
If any provision hereof is in conflict with any statute or rule of law of the State of Ohio or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed separable from and shall not invalidate any other provision of this Note.
If this Note is placed in an attorney’s hands for collection, or collected by suit or through the bankruptcy or probate, or any other court, either before or after maturity, there shall be paid to the holder of this Note reasonable attorney’s fees, costs and other expenses incurred by the holder in enforcing the terms of this Note.
This Note is delivered in Columbus, Ohio and shall be construed in accordance with the laws of the State of Ohio.
It is certified and recited that there have been performed and have been met in regular and due form, as required by law, all acts and conditions necessary to be performed by the Borrower have been met (i) precedent to and in the issuing of this Note in order to make it a legal, valid and binding special obligation of the Borrower, and (ii) precedent to and in the execution and delivery by the Borrower of the Loan Agreement and the Lease; that payment in full for this Note has been received; and that no constitutional or statutory limitation has been exceeded in issuing this Note.

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IN WITNESS WHEREOF, the Board of Directors of the Clinton County Port Authority has caused this Note to be signed in the name of the Borrower and in their official capacities by the Chairman of the Board of Directors and the Executive Director of the Borrower, all as of the date first above written.
CLINTON COUNTY PORT AUTHORITY

By:
Name:
Title:

And:
Name:
Title:

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EXHIBIT A-3

Form of LDI Loan Note
United States of America
State of Ohio
County of Clinton
Clinton County Port Authority
Taxable State Loan Revenue Bond (Logistics & Distribution Infrastructure Loan Program) Series 2012
(Clinton County Port Authority – AMES Project)
$1,595,000    December ___, 2012
The Clinton County Port Authority (the “Borrower”), a body corporate and politic, and a port authority duly created and validly existing under the laws of the State of Ohio, for value received, promises to pay to the order of the Director of Development Services of the State of Ohio (the “Director”), at 77 South High Street, 28th Floor, Columbus, OH, 43215, or at such other address as may be designated in writing by the Director, but solely from the sources and in the manner referred to herein, the principal amount of One Million Five Hundred Ninety-Five Thousand Dollars ($1,595,000), with interest on the amount of principal from time to time outstanding from the Closing Date, as defined in the Loan Agreement dated as of December 1, 2012, between the Borrower and the Director (the “Loan Agreement”), at the rate of one percent (1%) per annum until paid, subject to terms of the Loan Agreement. Capitalized terms not otherwise defined in this Note shall have the same meanings given them in the Loan Agreement
So long as no Event of Default has occurred and is then continuing, no principal or interest shall be due on this Note prior to the Completion Date. Unless the Loan is forgiven as provided in Section 4.3 of the Loan Agreement, the outstanding principal balance of the Loan, together with all interest on the Loan accrued through the date of payment, shall be due and payable in full on May 1, 2014 (the “Maturity Date”).
This Note is issued pursuant to the laws of the State of Ohio, particularly Article VIII, Section 13, of the Ohio Constitution and Sections 4582.21 to 4582.71, both inclusive, Ohio Revised Code, to resolutions duly adopted by the Board of Directors of the Borrower on October 11, 2012 (collectively, the “Legislation”), and to the Loan (as defined below). This Note is issued to evidence the Borrower’s obligation to repay the Logistics & Distribution Infrastructure Loan made to the Borrower, pursuant to the Loan Agreement, by the Director (the “Loan”) to assist the Borrower in financing a portion of the costs of the Project, constituting certain facilities being leased to Air Transport International Limited Liability Company, a Nevada limited liability company (the “Lessee”), constituting an eligible project, as defined in Chapter 166 of the Ohio Revised Code, all as more fully described in the Loan Agreement (the “Project”). The Project will be subleased by the Lessee to Airborne Maintenance and Engineering Services, Inc., a Delaware corporation (the “Operating Company”). In accordance with the Loan Agreement, the proceeds of this Note will be disbursed by the Director to the Borrower in accordance with the Loan Agreement to pay Allowable Costs.

A3-1

This Note does not of itself constitute a commitment by the Director to make any disbursement of the Loan to Borrower. The conditions for making such a disbursement are set forth in the Loan Agreement. The disbursements made by the Director to Borrower shall not exceed the face amount of this Note, and the total amount of such disbursement is limited by and subject to the conditions for making disbursement of the Loan as set forth in the Loan Agreement.
The annual rate of interest stated herein shall apply to a 360-day period and amounts of interest due hereunder shall be computed upon the basis of 30-day months.
The Borrower may prepay all or any portion of the principal sum hereof at any time without penalty. All such prepayments shall be applied to the payment of the principal installments due hereon in the inverse order of their maturity, and shall be accompanied by the payment of accrued interest on the amount of the prepayment to the date thereof. Upon prepayment in full, this cancelled Note shall be provided to the Borrower.
The payment of this Note and all interest hereon is secured by the Loan Documents (as defined in the Loan Agreement), providing the Director a first leasehold mortgage on the Lessee’s leasehold interest in the Premises described in the Mortgage (as defined in the Loan Agreement). The covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Note.
If default be made in the payment of any installment of principal or interest under this Note when any such payment shall have become due and payable, or if an “Event of Default,” as defined in the Loan Agreement, shall have occurred and be continuing, then, at the option of the Director, the entire principal sum payable hereunder and all interest accrued thereon shall become due and payable at once, without demand or notice.
For the period during which a default shall exist in the payment of any installment of principal or interest due and payable hereunder, whether by acceleration or otherwise, a late charge equal to five percent (5%) of each such installment shall be assessed, in addition to all other sums due hereunder, for each month during which the default exists.
This Note is a duly authorized special obligation of the Borrower, issued for the purpose of paying a portion of the costs of the Project being leased by the Borrower to the Lessee pursuant to the Lease Agreement dated as of December 1, 2012 (as the same may be amended from time to time, the “Lease”) between the Borrower, as lessor, and the Lessee, as lessee. Pursuant to the Lease, the Operating Company will act as the agent of the Borrower for the purpose of the Provision of the Project and the Director will disburse the proceeds of the Note to pay Allowable Costs in accordance with the Loan Agreement. Reference is made to the Lease and the Loan Agreement for a more complete description of the Project, and to the Loan Agreement for the provisions, among others, with respect to the nature and extent of the security for this Note, the rights, duties and obligations of the Borrower and the Director, and the terms and conditions upon which this Note is issued and secured.
The Lessee is required by the Lease to make payments of Rent (defined in the Lease) in fixed amounts in accordance with a schedule attached to the Lease to the Director to pay Debt Service Charges on this Note and certain obligations of the Issuer. The rights of the Director under the Loan Agreement and the Mortgage are subject to the terms of the Intercreditor Agreement, dated

A3-2

as of December 1, 2012, between the Director and The Huntington National Bank, as successor trustee (the “Trustee”) under that certain Trust Agreement dated as of April 1, 1988, between Treasurer of the State of Ohio and The Provident Bank (the “Trust Agreement”) as amended and supplemented by that certain One Hundred Twenty-Eighth Supplemental Trust Agreement, dated as of December 1, 2012 (the “Supplement”).
The amounts payable with respect to this Note are payable solely from the Rent received pursuant to the Lease, and any other amounts derived by the Borrower from the lease, sale or other disposition of the Project and paid to the Director in accordance with the Lease other than moneys received by the Borrower with respect to the exercise of Unassigned Authority Rights, and from any other collateral that may from time to time be assigned to the Director to secure payment thereof, and are an obligation of the Borrower only to the extent of such moneys and any such collateral.
THIS NOTE IS NOT A GENERAL OBLIGATION, DEBT OR BONDED INDEBTEDNESS OF THE BORROWER; THE GENERAL RESOURCES OF THE BORROWER ARE NOT REQUIRED TO BE USED AND NEITHER THE GENERAL CREDIT OR TAXING POWER OF THE BORROWER ARE PLEDGED AND THE DIRECTOR HAS NOT BEEN GIVEN AND DOES NOT HAVE ANY RIGHT TO HAVE EXCISES OR TAXES LEVIED BY THE BORROWER OR BY THE STATE OF OHIO OR THE TAXING AUTHORITY OF ANY POLITICAL SUBDIVISION OR OTHER LOCAL AGENCY THEREOF FOR THE PAYMENT OF DEBT SERVICE CHARGES OR SERVICE CHARGES HEREON.
If any provision hereof is in conflict with any statute or rule of law of the State of Ohio or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed separable from and shall not invalidate any other provision of this Note.
If this Note is placed in an attorney’s hands for collection, or collected by suit or through the bankruptcy or probate, or any other court, either before or after maturity, there shall be paid to the holder of this Note reasonable attorney’s fees, costs and other expenses incurred by the holder in enforcing the terms of this Note.
This Note is delivered in Columbus, Ohio and shall be construed in accordance with the laws of the State of Ohio.
It is certified and recited that there have been performed and have been met in regular and due form, as required by law, all acts and conditions necessary to be performed by the Borrower have been met (i) precedent to and in the issuing of this Note in order to make it a legal, valid and binding special obligation of the Borrower, and (ii) precedent to and in the execution and delivery by the Borrower of the Loan Agreement and the Lease; that payment in full for this Note has been received; and that no constitutional or statutory limitation has been exceeded in issuing this Note.
IN WITNESS WHEREOF, the Board of Directors of the Clinton County Port Authority has caused this Note to be signed in the name of the Borrower and in their official capacities by the Chairman of the Board of Directors and the Executive Director of the Borrower, all as of the date first above written.
CLINTON COUNTY PORT AUTHORITY

A3-3

By:
Name:
Title:

And:
Name:
Title:

A3-4

EXHIBIT B

Description of Project Facilities

The building, consisting of approximately 100,000 square feet square feet, located at the legal description attached hereto, more commonly referred to as Wilmington Air Park, 145 Hunter Drive in the City of Wilmington, County of Clinton, and State of Ohio, as more particularly described in the Plans and Specifications.

B-1

EXHIBIT C

DISBURSEMENT REQUEST FORM AND COST CERTIFICATION

Payment Request, Certification & Trust Authorization Form
AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY	Request #	FINAL
145 Hunter Drive
Wilmington, OH 45177	Period Thru:

Type of Loan:

PPN or MLN #:

Project Description: purchase of facilities and new infrastructure and equipment for facilities

BORROWER’S REQUEST FOR PAYMENT

1 Loan Amount $ -
2. Borrower’s Required Contribution $ -
3. Other Sources $ -
4. Total Project Costs (Line 1 = Line 2 - Line 3) $ -
(Column C on Breakout Sheet)
5. Retainage: (for prevailing wage, construction or when applicable) a. __0___% of Loan Amount $ - b. __0___% of Total Allowable Costs $ - Total Retainage (Line 5a = 5b) $ 0
6. TOTAL ALLOWABLE COSTS LESS RETAINAGE $ -
(Line 4 less Line 5 total)
7. Less Previous Payment Request(s) $ - (Column F on Breakout Sheet)
8. CURRENT REIMBURSEMENT AMOUNT #REF!
(Column E on Breakout Sheet)
9. Outstanding Balance in Fund, Plus Retainage #REF!

Payment Request, Certification & Trust Authorization Form
BORROWER’S CERTIFICATION: Air Transport International Limited Liability Company, as Construction Agent, on behalf of the Borrower hereby certifies to the State of Ohio that (i) (A) the Borrower’s representations and warranties made in the Loan Documents remain true, accurate and complete as of the date hereof in all material respects, (B) no Event of Default or event which, by notice, the passage of time or otherwise, would constitute an Event of Default, exists under the Loan Documents, (C) each item for which disbursement is requested is an Allowable Cost and is necessary for the Project, the Adjacent Hangar Demolition, or the Related Area Improvements; (D) no item for which disbursement is requested is the subject of duplicative disbursement request and (E) the Allowable Costs to be paid from the requested disbursement are capitalized under general accepted accounting principles and will be so capitalized. The Lessee hereby certifies to the State of Ohio that (A) the Lessee’s representations and warranties made in the Operative Documents remain true, accurate and complete as of the date hereof in all material respects, (B) no Event of Default or event which, by notice, the passage of time or otherwise, would constitute an Event of Default exists under any of the Operative Documents.
BORROWER: Clinton County Port Authority
      By: Air Transport International Limited Liability Company, Construction Agent
LESSEE: Air Transport International Limited Liability Company
Signature                      Date:
Title:
      (Authorized Lessee Representative, CFO, CEO or other Officer authorized to bind Borrower)

Payment Request, Certification & Trust Authorization Form
DIRECTOR’S CERTIFICATE FOR PAYMENT AND CERTIFIED #REF!
TRUST OFFICER WIRING INSTRUCTIONS
Pursuant to Section 8 of Series Bond Order No. R9-12 contained in the One Hundred Twenty-Eighth Supplemental Trust Agreement dated as of December 1,2012 (the “Supplemental Trust Agreement”) between the State of Ohio and The Huntington National Bank, as Trustee, and Section 3.3 of the Loan Agreement dated as of December 1, 2012 (the “Loan Agreement”) between the Director of Development Services of The State of Ohio (the “Director”) and Clinton County Port Authority (the “Borrower”), the Borrower and the Director hereby authorize The Huntington National Bank (the “Depository”), as depository of the Proceeds Account of the Project Funds established in the Supplemental Trust Agreement (the “Proceeds Account”), to pay to the person(s) listed on Exhibit A hereto out of the moneys deposited in the Proceeds Account the aggregate sum of $_________ to pay said person(s) in connection with the items listed in the Breakout Sheet, which is incorporated herein by reference.
       State Assistance Project Fund  State Loan Proceeds Fund Acct.  Issuance Exp. Acct.

TRUST OFFICER
Trust Officer: Michelle D. Harmon Trust Date: Insert
Bank Institution: Huntington National Bank, Trust Expiration Date: Insert

Address: 7 Easton Oval, EA4E63 City, State Zip: Columbus, OH 43219 Phone: 614-331-9803 email address michelle.harmon@huntington.com
TRUST OFFICER WIRING INSTRUCTIONS (continued)

LESSEE’S BANKING INFORMATION
Banking Institution: Insert Lessee’s Banking Institution
ABA#: Insert Lessee’s Banking Institution ABA #
Account #: Insert Lessee’s Account #
Reference/Account Name: Insert Lessee’s Account Name and/or Reference Info.
*Important Note to All Perspective Parties to the Trust

*Funds wired to this banking institution using the above referenced wiring instruction will not be credited to your trust account nor invested at your direction until the banking institution has received a full executed copy of the Trust Agreement and all information required to comply with the U.S. Patriot Act. If such agreement and information has not been received within three (3) days after receipt of the wire transfer, this banking institution reserves the right to return the funds to the originating bank.

The director hereby approves the amount certified and authorizes and directs the trust officer, as depository of the trust funds to disburse trust funds to the borrower to pay allowable project costs in connection with the project.
DIRECTOR OF DEVELOPMENT SERVICES, STATE OF OHIO:

Signature                      Date:
Title:

Payment Request, Certification & Trust Authorization Form
TRUST OFFICER’S PAYMENT
AMOUNT PAID    $ -
(Attached explanation if amount paid differs from the amount certified.)

Check Number                      Date:

Wire Transfer Reference Number

TRUST OFFICER

Signature                      Date:

Title:

Trust Officer: Please email to financialincentives@development.ohio.gov or fax to Loans & Servicing office @ (614) 644-1789

EXHIBIT D
TERMS AND CONDITIONS TO DISBURSEMENT
Disbursements of the State Assistance and State Loan and LDI Loan for the Project
(a)    Each request for disbursement from the Project Funds shall be consistent with the cost budget that was prepared by the Construction Agent and accepted by the Borrower and the Director.
(b)    Prior to a disbursement of proceeds from the State Loan, all equipment to be purchased from such proceeds shall be located at the Project Site; provided that such proceeds may be disbursed for advanced progress payments if, to the satisfaction of the Director in its sole discretion, adequate alternative collateral is secured prior to such disbursement.
(c)    The Construction Agent, on behalf of the Borrower, has received for delivery to the Director all appropriate mechanics’ lien affidavits for each of the items to be paid under this Disbursement Request.
(d)    All Disbursement Requests from the Project Funds shall be made by the Construction Agent on behalf of the Borrower, and submitted to the Director by a Disbursement Request Form signed by the Construction Agent on behalf of Borrower.
(e)    The Director and the Borrower do not assume, and are hereby expressly released and discharged by Lessee from, any and all liability or responsibility whatsoever that might or could arise out of the approval of disbursements from the Project Funds or as to the method, manner or application of such disbursements or as to any liens whatsoever that might attach to or be filed against the Project or the Project Funds.
(f)    Disbursement requests shall be made by the Construction Agent on behalf of the Borrower only once each calendar month.
(g)    The Borrower and the Lessee are in compliance with Article VII of the Loan Agreement.
(h)    Each request for disbursement may, if required by the Director, be reviewed and approved by an inspector (the “Inspector”) retained by the Director, and Borrower shall pay, or cause to be paid, the reasonable costs and expenses therefor.
(i)    If disbursement is requested to reimburse the Borrower or the Construction Agent for Allowable Costs paid by the Borrower or the Construction Agent, the Borrower or the Construction Agent shall have furnished the Director with (1) invoices for each item of the Project acquired and (2) evidence that such costs have been paid to the equipment supplier or other appropriate party.
(j)     If disbursement is to be made directly to an equipment supplier or other appropriate party, the Construction Agent on behalf of Borrower shall have furnished the Director with invoices evidencing the amount due.

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(k)     Such other documents, instruments and certifications as the Director shall reasonably request.

EXHIBIT E
ADJACENT HANGAR DEMOLITION

E-1

EXISTING HANGAR
NEW HANGAR
AIRBORNE AIRPARK
HUNTER DR
BENCHMARK #1
N:101484.48
E:102256.70
ELEV 1062.710

LEGEND

GVBX	INDICATES EX. GAS VALVE BOX
D.C.	INDICATES DEPRESSED CURB
F.HYD	INDICATES EX. FIRE HYDRANT
	INDICATES EX TELEPHONE POLE
	INDICATES EX. LIGHT POLE
	INDICATES TELE. CABLE AND ELEC. POLE
	INDICATES TELEPHONE AND ELECTRIC POLE
	INDICATES EX GUY WIRE
	INDICATES EX. STORM INLET
WM BOX	INDICATES EX. WATER METER BOX
WVBX	INDICATES EX. WATER VALVE BOX
—SS—	INDICATES EX. UNDERGROUND SANITARY SEWER SERVICE LATERAL
—W—	INDICATES EX. UNDERGROUND WATER
—G—	INDICATES EX. UNDERGROUND GAS
—OHTE—	INDICATES EX. OVERHEAD TELEPHONE & ELECTRIC WIRE
—OHE—	INDICATES EX. OVERHEAD ELECTRIC WIRE
—OHT—	INDICATES EX. OVERHEAD TELEPHONE WIRE
—UGE—	INDICATES EX. UNDERGROUND ELECTRIC
—UGT—	INDICATES EX. UNDERGROUND TELEPHONE
—HTW—	INDICATES EX. UNDERGROUND HOT WATER
	INDICATES EX. CONCRETE PAVEMENT
+ 1065.15	INDICATES EXISTING SPOT GRADE ELEVATION

The utility information shown on this plat, prepared by Thomas Graham Associates, Inc., was obtained from existing records. It is the contractor's responsibility to verify their existence and location, and to contact the appropriate utility company for field locations.

UNDERGROUND UTILITIES
2 WORKING DAYS
BEFORE YOU DIG
PHONE: 1-800-362-2764
OHIO UTILITIES PROTECTION SERVICE
NON-MEMBERS MUST BE CALLED DIRECTLY

REFERENCE MATERIALS
EXISTING SITE PLANS BY ROSSER FABRAP INTERNATIONAL
BENCHMARK
EXISTING CONTROL PER SURVEY RECORDS
USED BM-1 AND BM-3

BENCHMARKS ARE AS FOLLOWS:

STATION	NORTH	EAST	ELEV	DESCRIPTION
BM-1	101484.48	102256.70	*1062.71	MAG. NAIL FOUND AND ELEVATION ADJUSTED
BM-3	101486.87	101604.70	1059.41	IRON PIN FOUND

*** NOTE: ELEVATION FOR BM-1 WAS ADJUSTED FROM 1062.00 TO ACTUAL FIELD ELEVATION OF 1062.71**

UNDERGROUND UTILITIES ARE SHOWN FROM RECORD DRAWINGS AND SURFACE SURVEYING. THE SIZE, LOCATION, AND DEPTH OF THE UNDERGROUND UTILITIES IF SHOWN ARE APPROXIMATE AND MUST BE VERIFIED. DUE TO THE AGE, MULTIPLE OWNERSHIP, AND INTENSITY OF DEVELOPMENT IN THIS AREA THERE MAY BE UNDERGROUND UTILITIES AND OTHER ITEMS NOT SHOWN ON THESE PLANS. WATER, GAS, TELEPHONE, AND OTHER NON-GRAVITY FLOW UTILITIES WILL NEED TO BE RE-ROUTED AROUND THE EXISTING AND PROPOSED GRAVITY SANITARY AND STORM SEWER SYSTEMS.

SITE DEMOLITION PLAN
SCALE: 1" = 40'-0"

GRAPHIC SCALE
40 0 20 40 80
1" = 40'

GENERAL NOTES

1. CONTRACTOR TO CONFIRM THAT ALL EXISTING UTILITIES TO BUILDINGS BEING REMOVED HAVE BEEN DISCONNECTED.
2. CONTRACTOR SHALL BE RESPONSIBLE FOR KEEPING CONSTRUCTION AREA AND NEIGHBORING STREETS CLEAN AND FREE OF MUD AND DEBRIS.
3. ALL DEMOLITION AREAS INCLUDING EXCAVATED FOUNDATIONS AND DITCHES SHALL BE EXCAVATED AND MAINTAINED IN A SAFE MANOR IN ACCORDANCE WITH THE STANDARDS AND REGULATIONS OF THE OHIO INDUSTRIAL COMMISSION AND THE U.S. OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION
4. AFTER SUBGRADE DEMOLITION INCLUDING FOUNDATIONS AND WALLS ETC. ARE REMOVED. THE EXCAVATED FOUNDATION AREAS ARE TO BE BACK FILLED IN A CONTROLLED MANOR IN ACCORDANCE WITH THE RECOMMENDATIONS OUTLINED IN THE GEOTECHNICAL REPORT.
5. COORDINATE THE SHUTDOWN AND REMOVAL OF ALL EXISTING UTILITIES WITH THE UTILITY PROVIDER.
6. REMOVE AND DISPOSE OF ALL REFRIGERANTS FROM ALL AC OR REFRIGERATION UNIT PER US EPA APPROVED PROGRAMS AND PROCEDURES.

NOTE: FOR ENVIRONMENTAL ISSUES ASSOCIATED WITH THE DEMOLITION & CONSTRUCTION ACTIVITIES NOTIFY BASCON IMMEDIATELY.

7. ANY PERMITS OR FEES ASSOCIATED WITH THE REMOVAL OF HAZARDOUS MATERIALS SHALL BE THE RESPONSIBILITY OF THE DEMOLITION CONTRACTOR.
8. ITEM 614 – MAINTAINING TRAFFIC ALL PAVEMENT AND/OR RIGHT-OF-WAY OPENINGS MUST CONFORM TO THE CURRENT ADDITION THE STATE OF OHIO DEPARTMENT OF HIGHWAY CONSTRUCTION AND MATERIAL SPECIFICATIONS, WITH SUPPLEMENTS OR CHANGES THERETO. ALSO, THE GENERAL CONTRACTOR ASSUMES ALL RESPONSIBILITIES AND LIABILITIES REGARDING STRICT ADHERENCE TO APPLICABLE SECTIONS FOR THE MAINTENANCE OF TRAFFIC AND PUBLIC SAFETY AS SET FORTH IN THE "OHIO MANUAL OF UNIFORM TRAFFIC CONTROL DEVISED FOR STREETS AND HIGHWAYS" ALL TRAFFIC CONTROL DEVISED MUST BE IN PLACE PRIOR TO STARTING CONSTRUCTION.
9. A PERMIT IS REQUIRED FOR EACH BUILDING PRIOR TO ANY DEMOLITION WORK.
10. ALL GRADING AND EARTH MOVEMENT ACTIVITIES SHALL BE PERFORMED IN ACCORDANCE WITH OEPA, GENERAL PERMIT FOR CONSTRUCTION ACTIVITY.
11. CONTRACTOR TO REMOVE EXISTING GAS SERVICES AND CAP OFF AT MAIN PER ________________ REQUIREMENTS.
12. REMOVE EXISTING LIGHT POLE, BASE AND EXISTING CONDUIT.
13. REMOVE EXISTING ELECTRICAL SERVICES PER ________________ REQUIREMENTS.
14. TEMPORARY FENCING, BARRICADES & DIRECTIONAL SIGNAGE REQUIRED AT ALL DISTURBED AREAS UNDER CONSTRUCTION THROUGHOUT THE PROJECT.
16. ALL LIFE SAFETY DEVICES INCLUDING HYDRANTS, ALARMS, F.D. SERVICE, ETC. MUST BE MAINTAINED THROUGHOUT THE PROJECT.

KEYNOTES (1)

(1) CONTRACTOR TO REMOVE EXISTING GAS LINES AND CAP OFF AT MAIN PER ____________ REQUIREMENTS.
(2) CONTRACTOR TO PROTECT EXISTING ELECTRICAL SERVICES (POLE, TRANSFORMER, & LINE) TO REMAIN
(3) CONTRACTOR TO PROTECT EXISTING WATER SERVICES & WATER LINE TO REMAIN
(4) CONTRACTOR TO REMOVE EXISTING ELECTRIC SERVICES PER ____________ REQUIREMENTS
(5) CONTRACTOR TO PROTECT EXISTING GAS LINE TO REMAIN. COORDINATE WITH ____________

DEMOLITION LEGEND

—DEMO—	INDICATES EXISTING PIPE TO BE REMOVED
X	INDICATES STRUCTURE TO BE REMOVED
	INDICATES EXISTING CONCRETE PAVEMENT TO BE REMOVED.
	INDICATES EXISTING ASPHALT PAVEMENT TO BE REMOVED
	INDICATES PORTION OF EXISTING BUILDING TO BE REMOVED. (REFER TO ARCHITECTURAL PLANS)
— · · —	INDICATES DEMOLITION LIMITS LINE ALL CURBS AND PAVEMENT INSIDE THE DEMOLITION LIMITS LINE SHALL BE REMOVED, EXCEPT WHERE NOTED

ACAD FILENAME: 7783_BASE.DWG

DESIGN/DEVELOPMENT

ISSUE
90% REVIEW 9-11-12
ISSUED FOR CONSTRUCTION 9-21-12

THOMAS GRAHAM ASSOCIATES, INC.
• Engineers • Surveyors
803 Compton Road
Cincinnati, Ohio 45231
513-521-4760
Fax # 521-2439

bascon
architects–engineers–developers
constructors–construction managers
BASCON, INC.
607-500 Redna Terrace
Cincinnati, Oh. 45215-1171
513/772-1674 FAX: 772-1684
Website: www.basconinc.com

NEW HANGAR FOR:
AIRBORNE AIRPARK AIRPORT
WILMINGTON, OH
AIRBORNE MAINTENANCE & ENGINEERING SERVICES

CIVIL
SITEPLAN

STATE OF OHIO
TIMOTHY G. GREGG

ISSUED FOR CONSTRUCTION

DATE	9/21/12
CHECKED	TGG
PROJECT NO.	TGA#7783
SHEET NO.	D0.1

COPYRIGHT 2011 BY BASCON, INC.

PDF processed with CutePDF evaluation edition www.CutePDF.com bascon
architects-engineers-developers
constructors-construction managers

CCPA HANGAR 207 WORK SCOPE — November 13, 2012

All work necessary for the removal of two structural frames and relocation of the North end wall 2 structural bays/50' to the south including but not limited to:

- Installing and maintaining temporary security fencing within the hangar through demolition, construction, and completion of the work.
- Draining sprinkler lines, cutting, capping fire suppression system to remain, recharging system.
- Removing any heat and/or fuel source in the portion of the building to be demolished.
- Removing other services such as electrical, plumbing, within the portion of the building to be demolished, including cutting and capping, and removal of circuits.
- Install new end wall foundation
- Remove two main frames and end wall columns, girts, metal sheeting and insulation, standing seam roofing, purlins and accessories
- Relocate and re-erect north end wall including girts, insulation and metal siding to the resultant end wall main frame/new foundation.
- Salvage and relocate siding and trim as required.
- Demolish existing foundations to grade where necessary.
- Prepare for new pavement where required.

607-500 REDNA TERRACE CINCINNATI OH 45215 513 772 1674 F 513 772 1684 BASCONINC.COM

1

EXHIBIT F
RELATED AREA IMPROVEMENTS

F-1

COPYRIGHT 2011 BY BASCON, INC.

MATCH LINE
REFER TO SHEET C1.1
EXISTING HANGAR
HUNTER DR
AIRBORNE AIRPARK
0.5%
F.F. = 1060.50
BENCHMARK #1
N:101484.48
E:102256.70
ELEV 1062.710
NEW 24" FIRE LINE
MINIMUM OF 48" OF COVER
ROUTE ROUTE UNDER OTHER UTILITIES WHERE NEEDED
MAINTAIN 18" MINIMUM VERTICAL SEPARATION
ALTERNATE PAVEMENT SECTION
W/ AGGREGATE BASE (HEAVY DUTY)
ALTERNATE PAVEMENT SECTION
W/ AGGREGATE BASE (LIGHT DUTY)
INDICATES HEAVY DUTY PAVEMENT
(SEE THIS SHEET FOR PAVEMENT SECTION)
INDICATES LIGHT DUTY PAVEMENT
(SEE THIS SHEET FOR PAVEMENT SECTION)
INDICATES CONCRETE PAVEMENT
12" W/#4 18" OC
TOP AND BOTTOM
OVER 6" ODOT 304
GRAPHIC SCALE
1' = 40'

LEGEND

GVBX	INDICATES EX. GAS VALVE BOX
D.C.	INDICATES DEPRESSED CURB
F.HYD	INDICATES EX. FIRE HYDRANT
	INDICATES EX TELEPHONE POLE
	INDICATES EX. LIGHT POLE
	INDICATES TELE. CABLE AND ELEC. POLE
	INDICATES TELEPHONE AND ELECTRIC POLE
	INDICATES EX GUY WIRE
	INDICATES EX. STORM INLET
WM BOX	INDICATES EX. WATER METER BOX
WVBX	INDICATES EX. WATER VALVE BOX
—SS—	INDICATES EX. UNDERGROUND SANITARY SEWER SERVICE LATERAL
—W—	INDICATES EX. UNDERGROUND WATER
—G—	INDICATES EX. UNDERGROUND GAS
—OHTE—	INDICATES EX. OVERHEAD TELEPHONE & ELECTRIC WIRE
—OHE—	INDICATES EX. OVERHEAD ELECTRIC WIRE
—OHT—	INDICATES EX. OVERHEAD TELEPHONE WIRE
—UGE—	INDICATES EX. UNDERGROUND ELECTRIC
—UGT—	INDICATES EX. UNDERGROUND TELEPHONE
—HTW—	INDICATES EX. UNDERGROUND HOT WATER
	INDICATES EX. CONCRETE PAVEMENT
+ 1065.15	INDICATES EXISTING SPOT GRADE ELEVATION

The utility information shown on this plat, prepared by Thomas Graham Associates, Inc., was obtained from existing records. It is the contractor's responsibility to verify their existence and location, and to contact the appropriate utility company for field locations.

UNDERGROUND UTILITIES
2 WORKING DAYS
BEFORE YOU DIG
PHONE: 1-800-362-2764
OHIO UTILITIES PROTECTION SERVICE
NON-MEMBERS MUST BE CALLED DIRECTLY

REFERENCE MATERIALS

EXISTING SITE PLANS BY ROSSER FABRAP INTERNATIONAL

BENCHMARK

EXISTING CONTROL PER SURVEY RECORDS
USED BM-1 AND BM-3

BENCHMARKS ARE AS FOLLOWS:

STATION	NORTH	EAST	ELEV	DESCRIPTION
BM-1	101484.48	102256.70	*1062.71	MAG. NAIL FOUND AND ELEVATION ADJUSTED
BM-3	101486.87	101604.70	1059.41	IRON PIN FOUND

*** NOTE: ELEVATION FOR BM-1 WAS ADJUSTED FROM 1062.00 TO ACTUAL FIELD ELEVATION OF 1062.71**

UNDERGROUND UTILITIES ARE SHOWN FROM RECORD DRAWINGS AND SURFACE SURVEYING. THE SIZE, LOCATION, AND DEPTH OF THE UNDERGROUND UTILITIES IF SHOWN ARE APPROXIMATE AND MUST BE VERIFIED. DUE TO THE AGE, MULTIPLE OWNERSHIP, AND INTENSITY OF DEVELOPMENT IN THIS AREA THERE MAY BE UNDERGROUND UTILITIES AND OTHER ITEMS NOT SHOWN ON THESE PLANS. WATER, GAS, TELEPHONE, AND OTHER NON-GRAVITY FLOW UTILITIES WILL NEED TO BE RE-ROUTED AROUND THE EXISTING AND PROPOSED GRAVITY SANITARY AND STORM SEWER SYSTEMS.

SITE LAYOUT & UTILITY PLAN

SCALE: 1" = 40'-0"

UTILITY NOTES:

1. All materials and construction procedure shall be in accordance with the Construction and Material Specifications of the State of Ohio Department of Transportation.
2. A) Storm sewers shall be laid to line and grade as shown on the plans. Unless otherwise specified, storm sewers shall be Type "B" conduit with Class "B" bedding as per ODOT 603.04. Storm sewer pipe shall be ODOT 707.33 smooth lined corrugated polyethylene pipe with rubber gasket joints per ASTM F477 and 12" minimum cover. Sewer trenches beneath areas to be paved shall be backfilled to pavement subgrade elevation with granular material. Bedding shall be Class 1, as required in ASTM 2321, Latest Edition. Minimum bedding thickness shall be 6". Haunching and Initial Backfill shall be Class I and installed as required in ASTM D2321, Latest Edition. For H20 loading provide 24" minimum cover. Unless otherwise noted, minimum depth is taken from the top of pipe to ground surface.
3. Storm lines from downspouts to catch basins shall be PVC Pipe (heavy wall SDR 35) or equal.
4. Catch Basins shall be built as shown on the plans. Heavy duty frame and grate shall be used in all paved areas.
5. Aggregate base drainage for interior drained parking lots is required when full depth asphalt pavement section is not used. Drainage into catch basin inlets is to be provided by installing 5 foot lengths of 4 inch perforated pipe tapped into inlet structures. Four such lengths are to be provided, one in each quadrant around the inlet. Pipe is to be laid on subgrade and covered with granular base materials.
6. Sanitary building sewer laterals shall be PVC Plastic Sewer Pipe SDR 35. Clean outs in parking lots and drives to be set in concrete
7. Roof drains, foundation drains, cooling water, swimming pool water or other clean water connections to the sanitary sewer systems are prohibited
8. Water lines, meters and appurtenances shall be installed in accordance with specifications and regulations of the City of Wilmington Public Works and Fire Department private fire lines shall be Ring-Tite PVC (AWWA C900) water pipe and private domestic lines shall be Type K copper pipe.
9. Sewer, water main, and conduit trenches beneath area to be paved shall be backfilled to pavement subgrade elevation with granular material. Backfill under roadway and driveways shall be thoroughly proof rolled and compacted prior to surfacing.
10. Appropriate utility companies shall be notified at least 48 hours prior to breaking ground for the purpose of verifying by field inspection, the exact location of underground utilities.
11. Item 614 – Maintaining Traffic
All pavement and/or right-of-way openings must conform to the current addition the State of Ohio Department of Highway Construction and Material Specifications, with supplements or changes thereto. Also, the owner assumes all responsibilities and liabilities regarding strict adherence to applicable sections for the maintenance of traffic and public safety as set forth in the "Ohio Manual of Uniform Traffic Control Devised for Streets and Highways". All traffic control devised must be in place prior to starting construction.
12. All trenches and ditches shall be excavated and maintained in a safe manor in accordance with the standards and regulations of the Ohio Industrial Commission and the U.S. Occupational Safety and Health Administration.
13. Plumbing permit and inspection is required from the City of Wilmington plumbing and inspection section.
14. Tap permit and fees are necessary from the City of Wilmington
15. Plug and seal all existing sanitary sewer service taps.
16. Contact the City of Wilmington for inspection
17. The contractor shall be responsible for obtaining all of the required permits.
18. All utility trenches under paved areas shall be compacted in accordance with job specifications to prevent future pavement settlement.
19. All work shall meet the minimum requirements of the national electric code and the Ohio plumbing code and tap permit and fees are necessary

KEYNOTES

1. SEE SEPARATE LIGHTING PLAN FOR DETAILS OF LIGHT POLES & LIGHT FIXTURES. COORDINATE LOCATION OF LIGHT POLES WITH BASCON
2. SEE ARCHITECTS PLANS FOR DETAILS OF WALKS, RAMPS, DOCKS, ETC. AROUND BUILDING.
3. ALL OPEN AREAS ARE TO HAVE 4" TOP SOIL AND BE SEEDED.
4. PAVEMENT MARKINGS SHALL BE YELLOW PAINT, 4" WIDTH AND 2' ON CENTER FOR HANDICAPPED AND STRIPED AREAS
5. PROVIDE NEW ASPHALT PAVING THROUGHOUT.
6. INSTALL NEW CONCRETE CURBS, RAMPS, APRONS, AND WALK IN ACCORDANCE WITH CITY OF WILMINGTON, AND A.D.A. REQUIREMENTS.
7. HANDICAPPED ACCESS – ALL HANDICAP ACCESS ROUTES ARE TO COMPLY WITH THE LATEST A.D.A. REQUIREMENTS.
8. SEE ARCHITECTURAL PLANS FOR EXACT LOCATIONS AND DETAILS OF UTILITY CONNECTIONS AT BUILDING
9. SEE ARCHITECTURAL PLANS FOR DETAILS OF DOWNSPOUT LOCATIONS, DOWNSPOUT CONNECTIONS, ETC.
10. SEE ARCHITECTURAL PLANS FOR EXACT LOCATIONS AND DETAILS OF BOLLARDS AT CONCRETE PAD.
11. CONTRACTOR TO FIELD VERIFY LOCATIONS, SIZE AND ELEVATIONS OF ALL GRAVITY SEWERS AND COORDINATE ANY ALTERATIONS PRIOR TO CONSTRUCTION.
12. VERIFY WATER AND FIRE SERVICE SIZES WITH ARCHITECT AND THE ENGINEER PRIOR TO CONSTRUCTION.
13. COORDINATE INSTALLATION OF GAS, ELECTRIC AND TELEPHONE SERVICES WITH THE OWNER, ARCHITECT AND THE UTILITY PROVIDERS.
NOTE: CONTRACTOR TO INSTALL (2) 4" CONDUITS FOR TELEPHONE SERVICE
CONTRACTOR TO INSTALL (2) 5" CONDUITS FOR ELECTRIC SERVICE
CONTRACTOR TO INSTALL CONDUITS IN SAME TRENCH
MAINTAIN 12" SEPARATION BETWEEN TELEPHONE AND ELECTRIC

— — — INDICATES PAVEMENT SAWCUT LINE
— · · — INDICATES MATCHLINE LIMITS OF GRADING
—•—•— INDICATES NEW 10' HIGH TSA COMPLIANT SECURITY FENCE PER TSA GOVERNMENT/SECURITY GUIDELINES (REFER TO SHEET C2.0 FOR FENCE DETAIL)

UTILITY INSTALLATION TABLE

UTILITY	TYPICAL DEPTH
GAS	36"
WATER	42"
ELECTRIC	30"
TELEPHONE	30"
CABLE TV	30"

IF CONFLICT OCCURS BETWEEN UTILITIES SHOWN ABOVE AND THE GRAVITY SYSTEMS INCLUDING SANITARY AND STORM SEWERS, THE CONTRACTOR IS TO ADJUST THE UTILITIES LISTED ABOVE AS NEEDED.

ACAD FILENAME: 7783_BASE.DWG

DESIGN/DEVELOPMENT

CIVIL
SITEPLAN

NEW HANGAR FOR:
AIRBORNE AIRPARK AIRPORT
WILMINGTON, OH

AIRBORNE
MAINTENANCE & ENGINEERING SERVICES

bascon
architects-engineers-developers
constructors-construction managers
BASCON, INC.
607-500 Redna Terrace
Cincinnati, Oh. 45215-1171
513/772-1674 FAX: 772-1684
Website: www.basconinc.com

tga THOMAS GRAHAM ASSOCIATES, INC.
• Engineers • Surveyors
803 Compton Road
Cincinnati, Ohio 45231
513-521-4760
Fax # 521-2439

ISSUE
90% REVIEW 9-11-12
ISSUED FOR CONSTRUCTION 9-21-12

ISSUED FOR CONSTRUCTION

DATE	9/21/12
CHECKED	TGG
PROJECT NO.	TGA#7783
SHEET NO.	C1.0

PDF processed with CutePDF evaluation edition www.CutePDF.com

COPYRIGHT 2011 BY BASCON, INC.

Scale For Reproduction

Inches

Millimeters

LEGEND

GVBX	INDICATES EX. GAS VALVE BOX
D.C.	INDICATES DEPRESSED CURB
F.HYD	INDICATES EX. FIRE HYDRANT
	INDICATES EX TELEPHONE POLE
	INDICATES EX. LIGHT POLE
	INDICATES TELE. CABLE AND ELEC. POLE
	INDICATES TELEPHONE AND ELECTRIC POLE
	INDICATES EX GUY WIRE
	INDICATES EX. STORM INLET
WM BOX	INDICATES EX. WATER METER BOX
WVBX	INDICATES EX. WATER VALVE BOX
—SS—	INDICATES EX. UNDERGROUND SANITARY SEWER SERVICE LATERAL
—W—	INDICATES EX. UNDERGROUND WATER
—G—	INDICATES EX. UNDERGROUND GAS
—OHTE—	INDICATES EX. OVERHEAD TELEPHONE & ELECTRIC WIRE
— OHE —	INDICATES EX. OVERHEAD ELECTRIC WIRE
— OHT —	INDICATES EX. OVERHEAD TELEPHONE WIRE
—UGE—	INDICATES EX. UNDERGROUND ELECTRIC
—UGT—	INDICATES EX. UNDERGROUND TELEPHONE
—HTW—	INDICATES EX. UNDERGROUND HOT WATER
	INDICATES EX. CONCRETE PAVEMENT
+ 1065.15	INDICATES EXISTING SPOT GRADE ELEVATION

The utility information shown on this plat, prepared by Thomas Graham Associates, Inc., was obtained from existing records. It is the contractor's responsibility to verify their existence and location, and to contact the appropriate utility company for field locations.

UNDERGROUND UTILITIES

2 WORKING DAYS

BEFORE YOU DIG

PHONE: 1-800-362-2764

OHIO UTILITIES PROTECTION SERVICE

NON-MEMBERS MUST BE CALLED DIRECTLY

REFERENCE MATERIALS

EXISTING SITE PLANS BY ROSSER FABRAP INTERNATIONAL

BENCHMARK

EXISTING CONTROL PER SURVEY RECORDS

USED BM-1 AND BM-3

BENCHMARKS ARE AS FOLLOWS:

STATION	NORTH	EAST	ELEV	DESCRIPTION	
BM-1	101484.48	102256.70	*1062.71	MAG. NAIL	FOUND AND ELEVATION ADJUSTED
BM-3	101486.87	101604.70	1059.41	IRON PIN	FOUND

*** NOTE: ELEVATION FOR BM-1 WAS ADJUSTED FROM 1062.00 TO ACTUAL FIELD ELEVATION OF 1062.71**

MATCH LINE
REFER TO SHEET C1.0
HUNTER DRIVE
2060A
NEW 24" FIRE LINE
MINIMUM OF 48" OF COVER
ROUTE ROUTE UNDER OTHER UTILITIES WHERE NEEDED
MAINTAIN 18" MINIMUM VERTICAL SEPARATION
APPROXIMATE LIMITS OF DISTURBANCE
GENERATOR
PROP. 10' HIGH SECURITY FENCE
PER TSA SECURITY GUIDELINES
NEW CARD ACCESS TURNSTILE

UNDERGROUND UTILITIES ARE SHOWN FROM RECORD DRAWINGS AND SURFACE SURVEYING. THE SIZE, LOCATION, AND DEPTH OF THE UNDERGROUND UTILITIES IF SHOWN ARE APPROXIMATE AND MUST BE VERIFIED. DUE TO THE AGE, MULTIPLE OWNERSHIP, AND INTENSITY OF DEVELOPMENT IN THIS AREA THERE MAY BE UNDERGROUND UTILITIES AND OTHER ITEMS NOT SHOWN ON THESE PLANS. WATER, GAS, TELEPHONE, AND OTHER NON-GRAVITY FLOW UTILITIES WILL NEED TO BE RE-ROUTED AROUND THE EXISTING AND PROPOSED GRAVITY SANITARY AND STORM SEWER SYSTEMS.

GRAPHIC SCALE

40 0 20 40 80

1' = 40'

SITE LAYOUT & UTILITY PLAN

SCALE: 1" = 40'-0"

UTILITY NOTES:

1. All materials and construction procedure shall be in accordance with the Construction and Material Specifications of the State of Ohio Department of Transportation.
2. A) Storm sewers shall be laid to line and grade as shown on the plans. Unless otherwise specified, storm sewers shall be Type "B" conduit with Class "B" bedding as per ODOT 603.04. Storm sewer pipe shall be ODOT 707.33 smooth lined corrugated polyethylene pipe with rubber gasket joints per ASTM F477 and 12" minimum cover. Sewer trenches beneath areas to be paved shall be backfilled to pavement subgrade elevation with granular material. Bedding shall be Class 1, as required in ASTM 2321, Latest Edition. Minimum bedding thickness shall be 6". Haunching and Initial Backfill shall be Class I and installed as required in ASTM D2321, Latest Edition. For H20 loading provide 24" minimum cover. Unless otherwise noted, minimum depth is taken from the top of pipe to ground surface.
3. Storm lines from downspouts to catch basins shall be PVC Pipe (heavy wall SDR 35) or equal.
4. Catch Basins shall be built as shown on the plans. Heavy duty frame and grate shall be used in all paved areas.
5. Aggregate base drainage for interior drained parking lots is required when full depth asphalt pavement section is not used. Drainage into catch basin inlets is to be provided by installing 5 foot lengths of 4 inch perforated pipe tapped into inlet structures. Four such lengths are to be provided, one in each quadrant around the inlet. Pipe is to be laid on subgrade and covered with granular base materials.
6. Sanitary building sewer laterals shall be PVC Plastic Sewer Pipe SDR 35. Clean outs in parking lots and drives to be set in concrete
7. Roof drains, foundation drains, cooling water, swimming pool water or other clean water connections to the sanitary sewer systems are prohibited
8. Water lines, meters and appurtenances shall be installed in accordance with specifications and regulations of the City of Wilmington Public Works and Fire Department private fire lines shall be Ring-Tite PVC (AWWA C900) water pipe and private domestic lines shall be Type K copper pipe.
9. Sewer, water main, and conduit trenches beneath area to be paved shall be backfilled to pavement subgrade elevation with granular material. Backfill under roadway and driveways shall be thoroughly proof rolled and compacted prior to surfacing.
10. Appropriate utility companies shall be notified at least 48 hours prior to breaking ground for the purpose of verifying by field inspection, the exact location of underground utilities.
11. Item 614 - Maintaining Traffic
    All pavement and/or right-of-way openings must conform to the current addition the State of Ohio Department of Highway Construction and Material Specifications, with supplements or changes thereto. Also, the owner assumes all responsibilities and liabilities regarding strict adherence to applicable sections for the maintenance of traffic and public safety as set forth in the "Ohio Manual of Uniform Traffic Control Devised for Streets and Highways." All traffic control devised must be in place prior to starting construction.
12. All trenches and ditches shall be excavated and maintained in a safe manor in accordance with the standards and regulations of the Ohio Industrial Commission and the U.S. Occupational Safety and Health Administration.
13. Plumbing permit and inspection is required from the City of Wilmington plumbing and inspection section.
14. Tap permit and fees are necessary from the City of Wilmington
15. Plug and seal all existing sanitary sewer service taps.
16. Contact the City of Wilmington for inspection
17. The contractor shall be responsible for obtaining all of the required permits.
18. All utility trenches under paved areas shall be compacted in accordance with job specifications to prevent future pavement settlement.
19. All work shall meet the minimum requirements of the national electric code and the Ohio plumbing code and tap permit and fees are necessary

KEYNOTES

1. SEE SEPARATE LIGHTING PLAN FOR DETAILS OF LIGHT POLES & LIGHT FIXTURES. COORDINATE LOCATION OF LIGHT POLES WITH BASCON
2. SEE ARCHITECTS PLANS FOR DETAILS OF WALKS, RAMPS, DOCKS, ETC. AROUND BUILDING.
3. ALL OPEN AREAS ARE TO HAVE 4" TOP SOIL AND BE SEEDED.
4. PAVEMENT MARKINGS SHALL BE YELLOW PAINT, 4" WIDTH AND 2' ON CENTER FOR HANDICAPPED AND STRIPED AREAS
5. PROVIDE NEW ASPHALT PAVING THROUGHOUT.
6. INSTALL NEW CONCRETE CURBS, RAMPS, APRONS, AND WALK IN ACCORDANCE WITH CITY OF WILMINGTON, AND A.D.A. REQUIREMENTS.
7. HANDICAPPED ACCESS - ALL HANDICAP ACCESS ROUTES ARE TO COMPLY WITH THE LATEST A.D.A. REQUIREMENTS.
8. SEE ARCHITECTURAL PLANS FOR EXACT LOCATIONS AND DETAILS OF UTILITY CONNECTIONS AT BUILDING
9. SEE ARCHITECTURAL PLANS FOR DETAILS OF DOWNSPOUT LOCATIONS, DOWNSPOUT CONNECTIONS, ETC.
10. BLANK
11. CONTRACTOR TO FIELD VERIFY LOCATIONS, SIZE AND ELEVATIONS OF ALL GRAVITY SEWERS AND COORDINATE ANY ALTERATIONS PRIOR TO CONSTRUCTION.
12. VERIFY WATER AND FIRE SERVICE SIZES WITH ARCHITECT AND THE ENGINEER PRIOR TO CONSTRUCTION.
13. COORDINATE INSTALLATION OF GAS, ELECTRIC AND TELEPHONE SERVICES WITH THE OWNER, ARCHITECT AND THE UTILITY PROVIDERS.
    NOTE: CONTRACTOR TO INSTALL (2) 4" CONDUITS FOR TELEPHONE SERVICE
    CONTRACTOR TO INSTALL (2) 5" CONDUITS FOR ELECTRIC SERVICE
    CONTRACTOR TO INSTALL CONDUITS IN SAME TRENCH
    MAINTAIN 12" SEPARATION BETWEEN TELEPHONE AND ELECTRIC

— — —	INDICATES PAVEMENT SAWCUT LINE
— · —	INDICATES MATCHLINE LIMITS OF GRADING
—•—•—	INDICATES NEW 10' HIGH TSA COMPLIANT SECURITY FENCE PER TSA GOVERNMENT/SECURITY GUIDELINES (REFER TO SHEET C2.0 FOR FENCE DETAIL)

UTILITY INSTALLATION TABLE

UTILITY	TYPICAL DEPTH
GAS	36"
WATER	42"
ELECTRIC	30"
TELEPHONE	30"
CABLE TV	30"

IF CONFLICT OCCURS BETWEEN UTILITIES SHOWN ABOVE AND THE GRAVITY SYSTEMS INCLUDING SANITARY AND STORM SEWERS, THE CONTRACTOR IS TO ADJUST THE UTILITIES LISTED ABOVE AS NEEDED.

ACAD FILENAME: 7783_BASE.DWG

DESIGN/DEVELOPMENT

ISSUE
90% REVIEW 9-11-12
ISSUED FOR CONSTRUCTION 9-21-12

THOMAS GRAHAM ASSOCIATES, INC.
• Engineers • Surveyors
803 Compton Road
Cincinnati, Ohio 45231
513-521-4760
Fax # 521-2439

bascon
architects-engineers-developers
constructors-construction managers
BASCON, INC.
607-500 Redna Terrace
Cincinnati, Oh. 45215-1171
513/772-1674 FAX: 772-1684
Website: www.basconinc.com

CIVIL SITEPLAN

NEW HANGAR FOR: AIRBORNE AIRPARK AIRPORT WILMINGTON, OH

AIRBORNE MAINTENANCE & ENGINEERING SERVICES

STATE OF OHIO
TIMOTHY G. GREN

ISSUED FOR CONSTRUCTION

DATE	9/21/12
CHECKED	TGG
PROJECT NO.	TGA#7783
SHEET NO.	C1.1

PDF processed with CutePDF evaluation edition www.CutePDF.com

SCHEDULE 1
STATE LOAN PAYMENT SCHEDULE

	166 Loan
				Total	Total	Outstanding
Date	Principal Payment	Interest Rate	Interest Payment	Fees	Payment	Principal

12/1/2012						$4,000,000.00
5/15/2013	$ -	0.00%	$ -	$ -	$ -	$4,000,000.00
11/15/2013	$ -	0.00%	$ -	$ -	$ -	$4,000,000.00
5/15/2014	$ -	0.00%	$ -	$ -	$ -	$4,000,000.00
11/15/2014	$ -	0.00%	$ -	$ -	$ -	$4,000,000.00
5/15/2015	$ -	0.00%	$ -	$ -	$ -	$4,000,000.00
11/15/2015	$ -	0.00%	$ -	$ -	$ -	$4,000,000.00
5/15/2016	$88,145.25	1.00%	$20,000.00	$5,000.00	$113,145.25	$3,911,854.75
11/15/2016	$88,585.98	1.00%	$19,559.27	$4,889.82	$113,035.07	$3,823,268.77
5/15/2017	$89,028.91	1.00%	$19,116.34	$4,779.09	$112,924.34	$3,734,239.86
11/15/2017	$89,474.05	1.00%	$18,671.20	$4,667.80	$112,813.05	$3,644,765.81
5/15/2018	$89,921.42	1.00%	$18,223.83	$4,555.96	$112,701.21	$3,554,844.39
11/15/2018	$90,371.03	1.00%	$17,774.22	$4,443.56	$112,588.81	$3,464,473.36
5/15/2019	$90,822.89	1.00%	$17,322.37	$4,330.59	$112,475.85	$3,373,650.47
11/15/2019	$91,277.00	1.00%	$16,868.25	$4,217.06	$112,362.31	$3,282,373.47
5/15/2020	$91,733.39	1.00%	$16,411.87	$4,102.97	$112,248.23	$3,190,640.08
11/15/2020	$92,192.05	1.00%	$15,953.20	$3,988.30	$112,133.55	$3,098,448.03
5/15/2021	$92,653.01	1.00%	$15,492.24	$3,873.06	$112,018.31	$3,005,795.02
11/15/2021	$93,116.28	1.00%	$15,028.98	$3,757.24	$111,902.50	$2,912,678.74
5/15/2022	$93,581.86	1.00%	$14,563.39	$3,640.85	$111,786.10	$2,819,096.88
11/15/2022	$94,049.77	1.00%	$14,095.48	$3,523.87	$111,669.12	$2,725,047.11
5/15/2023	$94,520.02	1.00%	$13,625.24	$3,406.31	$111,551.57	$2,630,527.09
11/15/2023	$94,992.62	1.00%	$13,152.64	$3,288.16	$111,433.42	$2,535,534.47
5/15/2024	$95,467.58	1.00%	$12,677.67	$3,169.42	$111,314.67	$2,440,066.89
11/15/2024	$95,944.92	1.00%	$12,200.33	$3,050.08	$111,195.33	$2,344,121.97
5/15/2025	$96,424.64	1.00%	$11,720.61	$2,930.15	$111,075.40	$2,247,697.33
11/15/2025	$96,906.77	1.00%	$11,238.49	$2,809.62	$110,954.88	$2,150,790.56
5/15/2026	$97,391.30	1.00%	$10,753.95	$2,688.49	$110,833.74	$2,053,399.26
11/15/2026	$97,878.26	1.00%	$10,267.00	$2,566.75	$110,712.01	$1,955,521.00
5/15/2027	$98,367.65	1.00%	$9,777.60	$2,444.40	$110,589.65	$1,857,153.35
11/15/2027	$98,859.49	1.00%	$9,285.77	$2,321.44	$110,466.70	$1,758,293.86
5/15/2028	$99,353.78	1.00%	$8,791.47	$2,197.87	$110,343.12	$1,658,940.08
11/15/2028	$99,850.55	1.00%	$8,294.70	$2,073.68	$110,218.93	$1,559,089.53
5/15/2029	$100,349.81	1.00%	$7,795.45	$1,948.86	$110,094.12	$1,458,739.72
11/15/2029	$100,851.55	1.00%	$7,293.70	$1,823.42	$109,968.67	$1,357,888.17
5/15/2030	$101,355.81	1.00%	$6,789.44	$1,697.36	$109,842.61	$1,256,532.36
11/15/2030	$101,862.59	1.00%	$6,282.66	$1,570.67	$109,715.92	$1,154,669.77

Schedule 1 - 1

5/15/2031	$102,371.90	1.00%	$5,773.35	$1,443.34	$109,588.59	$1,052,297.87
11/15/2031	$102,883.76	1.00%	$5,261.49	$1,315.37	$109,460.62	$949,414.11
5/15/2032	$103,398.18	1.00%	$4,747.07	$1,186.77	$109,332.02	$846,015.93
11/15/2032	$103,915.17	1.00%	$4,230.08	$1,057.52	$109,202.77	$742,100.76
5/15/2033	$104,434.75	1.00%	$3,710.50	$927.63	$109,072.88	$637,666.01
11/15/2033	$104,956.92	1.00%	$3,188.33	$797.08	$108,942.33	$532,709.09
5/15/2034	$105,481.71	1.00%	$2,663.55	$665.89	$108,811.15	$427,227.38
11/15/2034	$106,009.12	1.00%	$2,136.14	$534.03	$108,679.29	$321,218.26
5/15/2035	$106,539.16	1.00%	$1,606.09	$401.52	$108,546.77	$214,679.10
11/15/2035	$107,071.86	1.00%	$1,073.40	$268.35	$108,413.61	$107,607.24
5/15/2036	$107,607.24	1.00%	$538.04	$134.51	$108,279.79	$0.00
	$4,000,000.00		$433,955.40	$108,488.85	$4,542,444.25

Schedule 1 - 2

SCHEDULE 2
STATE ASSISTANCE PAYMENT SCHEDULE

			Total	Capitalized	Total
Date	Principal	Interest	Fees	Interest	Payment
12/27/2012
1/15/2013		$25,623.35	$756.18	($ 26,379.54)
2/15/2013		$25,623.35	$756.18	($ 26,379.54)
3/15/2013		$25,623.35	$756.18	($ 26,379.54)
4/15/2013		$25,623.35	$756.18	($ 26,379.54)
5/15/2013		$25,623.35	$756.18	($ 26,379.54)
6/15/2013		$24,957.81	$736.54	($ 25,694.36)
7/15/2013		$24,957.81	$736.54	($ 25,694.36)
8/15/2013		$24,957.81	$736.54	($ 25,694.36)
9/15/2013		$24,957.81	$736.54	($ 25,694.36)
10/15/2013		$24,957.81	$736.54	($ 25,694.36)
11/15/2013		$24,957.81	$736.54	($ 25,694.36)
12/15/2013		$24,957.81	$736.54	($ 25,694.36)
1/15/2014	$24,000.00	$24,957.81	$736.54		$49,694.36
2/15/2014	$24,000.00	$24,957.81	$736.54		$49,694.36
3/15/2014	$24,000.00	$24,957.81	$736.54		$49,694.36
4/15/2014	$24,000.00	$24,957.81	$736.54		$49,694.36
5/15/2014	$24,000.00	$24,957.81	$736.54		$49,694.36
6/15/2014	$23,333.33	$24,757.81	$729.54		$48,820.69
7/15/2014	$23,333.33	$24,757.81	$729.54		$48,820.69
8/15/2014	$23,333.33	$24,757.81	$729.54		$48,820.69
9/15/2014	$23,333.33	$24,757.81	$729.54		$48,820.69
10/15/2014	$23,333.33	$24,757.81	$729.54		$48,820.69
11/15/2014	$23,333.33	$24,757.81	$729.54		$48,820.69
12/15/2014	$25,000.00	$24,524.48	$721.38		$50,245.86
1/15/2015	$25,000.00	$24,524.48	$721.38		$50,245.86
2/15/2015	$25,000.00	$24,524.48	$721.38		$50,245.86
3/15/2015	$25,000.00	$24,524.48	$721.38		$50,245.86
4/15/2015	$25,000.00	$24,524.48	$721.38		$50,245.86
5/15/2015	$25,000.00	$24,524.48	$721.38		$50,245.86
6/15/2015	$25,000.00	$24,274.48	$712.63		$49,987.11
7/15/2015	$25,000.00	$24,274.48	$712.63		$49,987.11
8/15/2015	$25,000.00	$24,274.48	$712.63		$49,987.11
9/15/2015	$25,000.00	$24,274.48	$712.63		$49,987.11
10/15/2015	$25,000.00	$24,274.48	$712.63		$49,987.11
11/15/2015	$25,000.00	$24,274.48	$712.63		$49,987.11
12/15/2015	$25,000.00	$24,024.48	$1,588.77		$50,613.25
1/15/2016	$25,000.00	$24,024.48	$1,588.77		$50,613.25
2/15/2016	$25,000.00	$24,024.48	$1,588.77		$50,613.25
3/15/2016	$25,000.00	$24,024.48	$1,588.77		$50,613.25

Schedule 2 - 1

4/15/2016	$25,000.00	$24,024.48	$1,588.77	$50,613.25
5/15/2016	$25,000.00	$24,024.48	$1,588.77	$50,613.25
6/15/2016	$25,000.00	$23,774.48	$1,564.40	$50,338.88
7/15/2016	$25,000.00	$23,774.48	$1,564.40	$50,338.88
8/15/2016	$25,000.00	$23,774.48	$1,564.40	$50,338.88
9/15/2016	$25,000.00	$23,774.48	$1,564.40	$50,338.88
10/15/2016	$25,000.00	$23,774.48	$1,564.40	$50,338.88
11/15/2016	$25,000.00	$23,774.48	$1,564.40	$50,338.88
12/15/2016	$25,833.33	$23,524.48	$1,540.02	$50,897.84
1/15/2017	$25,833.33	$23,524.48	$1,540.02	$50,897.84
2/15/2017	$25,833.33	$23,524.48	$1,540.02	$50,897.84
3/15/2017	$25,833.33	$23,524.48	$1,540.02	$50,897.84
4/15/2017	$25,833.33	$23,524.48	$1,540.02	$50,897.84
5/15/2017	$25,833.33	$23,524.48	$1,540.02	$50,897.84
6/15/2017	$25,833.33	$23,266.15	$1,514.83	$50,614.31
7/15/2017	$25,833.33	$23,266.15	$1,514.83	$50,614.31
8/15/2017	$25,833.33	$23,266.15	$1,514.83	$50,614.31
9/15/2017	$25,833.33	$23,266.15	$1,514.83	$50,614.31
10/15/2017	$25,833.33	$23,266.15	$1,514.83	$50,614.31
11/15/2017	$25,833.33	$23,266.15	$1,514.83	$50,614.31
12/15/2017	$25,833.33	$23,007.81	$1,489.65	$50,330.79
1/15/2018	$25,833.33	$23,007.81	$1,489.65	$50,330.79
2/15/2018	$25,833.33	$23,007.81	$1,489.65	$50,330.79
3/15/2018	$25,833.33	$23,007.81	$1,489.65	$50,330.79
4/15/2018	$25,833.33	$23,007.81	$1,489.65	$50,330.79
5/15/2018	$25,833.33	$23,007.81	$1,489.65	$50,330.79
6/15/2018	$26,666.67	$22,749.48	$1,464.46	$50,880.61
7/15/2018	$26,666.67	$22,749.48	$1,464.46	$50,880.61
8/15/2018	$26,666.67	$22,749.48	$1,464.46	$50,880.61
9/15/2018	$26,666.67	$22,749.48	$1,464.46	$50,880.61
10/15/2018	$26,666.67	$22,749.48	$1,464.46	$50,880.61
11/15/2018	$26,666.67	$22,749.48	$1,464.46	$50,880.61
12/15/2018	$26,666.67	$22,482.81	$1,438.46	$50,587.94
1/15/2019	$26,666.67	$22,482.81	$1,438.46	$50,587.94
2/15/2019	$26,666.67	$22,482.81	$1,438.46	$50,587.94
3/15/2019	$26,666.67	$22,482.81	$1,438.46	$50,587.94
4/15/2019	$26,666.67	$22,482.81	$1,438.46	$50,587.94
5/15/2019	$26,666.67	$22,482.81	$1,438.46	$50,587.94
6/15/2019	$26,666.67	$22,216.15	$1,412.46	$50,295.27
7/15/2019	$26,666.67	$22,216.15	$1,412.46	$50,295.27
8/15/2019	$26,666.67	$22,216.15	$1,412.46	$50,295.27
9/15/2019	$26,666.67	$22,216.15	$1,412.46	$50,295.27
10/15/2019	$26,666.67	$22,216.15	$1,412.46	$50,295.27
11/15/2019	$26,666.67	$22,216.15	$1,412.46	$50,295.27
12/15/2019	$27,500.00	$21,949.48	$1,386.46	$50,835.94
1/15/2020	$27,500.00	$21,949.48	$1,386.46	$50,835.94

Schedule 2 - 1

2/15/2020	$27,500.00	$21,949.48	$1,386.46	$50,835.94
3/15/2020	$27,500.00	$21,949.48	$1,386.46	$50,835.94
4/15/2020	$27,500.00	$21,949.48	$1,386.46	$50,835.94
5/15/2020	$27,500.00	$21,949.48	$1,386.46	$50,835.94
6/15/2020	$27,500.00	$21,657.29	$1,359.65	$50,516.94
7/15/2020	$27,500.00	$21,657.29	$1,359.65	$50,516.94
8/15/2020	$27,500.00	$21,657.29	$1,359.65	$50,516.94
9/15/2020	$27,500.00	$21,657.29	$1,359.65	$50,516.94
10/15/2020	$27,500.00	$21,657.29	$1,359.65	$50,516.94
11/15/2020	$27,500.00	$21,657.29	$1,359.65	$50,516.94
12/15/2020	$27,500.00	$21,365.11	$1,332.83	$50,197.94
1/15/2021	$27,500.00	$21,365.11	$1,332.83	$50,197.94
2/15/2021	$27,500.00	$21,365.11	$1,332.83	$50,197.94
3/15/2021	$27,500.00	$21,365.11	$1,332.83	$50,197.94
4/15/2021	$27,500.00	$21,365.11	$1,332.83	$50,197.94
5/15/2021	$27,500.00	$21,365.11	$1,332.83	$50,197.94
6/15/2021	$28,333.33	$21,021.36	$1,306.02	$50,660.71
7/15/2021	$28,333.33	$21,021.36	$1,306.02	$50,660.71
8/15/2021	$28,333.33	$21,021.36	$1,306.02	$50,660.71
9/15/2021	$28,333.33	$21,021.36	$1,306.02	$50,660.71
10/15/2021	$28,333.33	$21,021.36	$1,306.02	$50,660.71
11/15/2021	$28,333.33	$21,021.36	$1,306.02	$50,660.71
12/15/2021	$28,333.33	$20,667.19	$1,278.40	$50,278.92
1/15/2022	$28,333.33	$20,667.19	$1,278.40	$50,278.92
2/15/2022	$28,333.33	$20,667.19	$1,278.40	$50,278.92
3/15/2022	$28,333.33	$20,667.19	$1,278.40	$50,278.92
4/15/2022	$28,333.33	$20,667.19	$1,278.40	$50,278.92
5/15/2022	$28,333.33	$20,667.19	$1,278.40	$50,278.92
6/15/2022	$29,166.67	$20,277.61	$1,250.77	$50,695.04
7/15/2022	$29,166.67	$20,277.61	$1,250.77	$50,695.04
8/15/2022	$29,166.67	$20,277.61	$1,250.77	$50,695.04
9/15/2022	$29,166.67	$20,277.61	$1,250.77	$50,695.04
10/15/2022	$29,166.67	$20,277.61	$1,250.77	$50,695.04
11/15/2022	$29,166.67	$20,277.61	$1,250.77	$50,695.04
12/15/2022	$29,166.67	$19,876.56	$1,222.33	$50,265.56
1/15/2023	$29,166.67	$19,876.56	$1,222.33	$50,265.56
2/15/2023	$29,166.67	$19,876.56	$1,222.33	$50,265.56
3/15/2023	$29,166.67	$19,876.56	$1,222.33	$50,265.56
4/15/2023	$29,166.67	$19,876.56	$1,222.33	$50,265.56
5/15/2023	$29,166.67	$19,876.56	$1,222.33	$50,265.56
6/15/2023	$30,000.00	$19,439.06	$1,193.90	$50,632.96
7/15/2023	$30,000.00	$19,439.06	$1,193.90	$50,632.96
8/15/2023	$30,000.00	$19,439.06	$1,193.90	$50,632.96
9/15/2023	$30,000.00	$19,439.06	$1,193.90	$50,632.96
10/15/2023	$30,000.00	$19,439.06	$1,193.90	$50,632.96
11/15/2023	$30,000.00	$19,439.06	$1,193.90	$50,632.96

Schedule 2 - 1

12/15/2023	$30,000.00	$18,989.06	$1,164.65	$50,153.71
1/15/2024	$30,000.00	$18,989.06	$1,164.65	$50,153.71
2/15/2024	$30,000.00	$18,989.06	$1,164.65	$50,153.71
3/15/2024	$30,000.00	$18,989.06	$1,164.65	$50,153.71
4/15/2024	$30,000.00	$18,989.06	$1,164.65	$50,153.71
5/15/2024	$30,000.00	$18,989.06	$1,164.65	$50,153.71
6/15/2024	$30,833.33	$18,539.06	$1,135.40	$50,507.79
7/15/2024	$30,833.33	$18,539.06	$1,135.40	$50,507.79
8/15/2024	$30,833.33	$18,539.06	$1,135.40	$50,507.79
9/15/2024	$30,833.33	$18,539.06	$1,135.40	$50,507.79
10/15/2024	$30,833.33	$18,539.06	$1,135.40	$50,507.79
11/15/2024	$30,833.33	$18,539.06	$1,135.40	$50,507.79
12/15/2024	$30,833.33	$18,076.56	$1,105.33	$50,015.23
1/15/2025	$30,833.33	$18,076.56	$1,105.33	$50,015.23
2/15/2025	$30,833.33	$18,076.56	$1,105.33	$50,015.23
3/15/2025	$30,833.33	$18,076.56	$1,105.33	$50,015.23
4/15/2025	$30,833.33	$18,076.56	$1,105.33	$50,015.23
5/15/2025	$30,833.33	$18,076.56	$1,105.33	$50,015.23
6/15/2025	$31,666.67	$17,614.06	$1,075.27	$50,356.00
7/15/2025	$31,666.67	$17,614.06	$1,075.27	$50,356.00
8/15/2025	$31,666.67	$17,614.06	$1,075.27	$50,356.00
9/15/2025	$31,666.67	$17,614.06	$1,075.27	$50,356.00
10/15/2025	$31,666.67	$17,614.06	$1,075.27	$50,356.00
11/15/2025	$31,666.67	$17,614.06	$1,075.27	$50,356.00
12/15/2025	$31,666.67	$17,139.06	$1,044.40	$49,850.13
1/15/2026	$31,666.67	$17,139.06	$1,044.40	$49,850.13
2/15/2026	$31,666.67	$17,139.06	$1,044.40	$49,850.13
3/15/2026	$31,666.67	$17,139.06	$1,044.40	$49,850.13
4/15/2026	$31,666.67	$17,139.06	$1,044.40	$49,850.13
5/15/2026	$31,666.67	$17,139.06	$1,044.40	$49,850.13
6/15/2026	$32,500.00	$16,644.27	$1,011.65	$50,155.92
7/15/2026	$32,500.00	$16,644.27	$1,011.65	$50,155.92
8/15/2026	$32,500.00	$16,644.27	$1,011.65	$50,155.92
9/15/2026	$32,500.00	$16,644.27	$1,011.65	$50,155.92
10/15/2026	$32,500.00	$16,644.27	$1,011.65	$50,155.92
11/15/2026	$32,500.00	$16,644.27	$1,011.65	$50,155.92
12/15/2026	$33,333.33	$16,136.46	$971.83	$50,441.63
1/15/2027	$33,333.33	$16,136.46	$971.83	$50,441.63
2/15/2027	$33,333.33	$16,136.46	$971.83	$50,441.63
3/15/2027	$33,333.33	$16,136.46	$971.83	$50,441.63
4/15/2027	$33,333.33	$16,136.46	$971.83	$50,441.63
5/15/2027	$33,333.33	$16,136.46	$971.83	$50,441.63
6/15/2027	$33,333.33	$15,615.63	$931.00	$49,879.96
7/15/2027	$33,333.33	$15,615.63	$931.00	$49,879.96
8/15/2027	$33,333.33	$15,615.63	$931.00	$49,879.96
9/15/2027	$33,333.33	$15,615.63	$931.00	$49,879.96

Schedule 2 - 1

10/15/2027	$33,333.33	$15,615.63	$931.00	$49,879.96
11/15/2027	$33,333.33	$15,615.63	$931.00	$49,879.96
12/15/2027	$34,166.67	$15,094.79	$890.17	$50,151.63
1/15/2028	$34,166.67	$15,094.79	$890.17	$50,151.63
2/15/2028	$34,166.67	$15,094.79	$890.17	$50,151.63
3/15/2028	$34,166.67	$15,094.79	$890.17	$50,151.63
4/15/2028	$34,166.67	$15,094.79	$890.17	$50,151.63
5/15/2028	$34,166.67	$15,094.79	$890.17	$50,151.63
6/15/2028	$34,166.67	$14,560.94	$848.31	$49,575.92
7/15/2028	$34,166.67	$14,560.94	$848.31	$49,575.92
8/15/2028	$34,166.67	$14,560.94	$848.31	$49,575.92
9/15/2028	$34,166.67	$14,560.94	$848.31	$49,575.92
10/15/2028	$34,166.67	$14,560.94	$848.31	$49,575.92
11/15/2028	$34,166.67	$14,560.94	$848.31	$49,575.92
12/15/2028	$35,000.00	$14,027.08	$806.46	$49,833.54
1/15/2029	$35,000.00	$14,027.08	$806.46	$49,833.54
2/15/2029	$35,000.00	$14,027.08	$806.46	$49,833.54
3/15/2029	$35,000.00	$14,027.08	$806.46	$49,833.54
4/15/2029	$35,000.00	$14,027.08	$806.46	$49,833.54
5/15/2029	$35,000.00	$14,027.08	$806.46	$49,833.54
6/15/2029	$35,833.33	$13,458.33	$763.58	$50,055.25
7/15/2029	$35,833.33	$13,458.33	$763.58	$50,055.25
8/15/2029	$35,833.33	$13,458.33	$763.58	$50,055.25
9/15/2029	$35,833.33	$13,458.33	$763.58	$50,055.25
10/15/2029	$35,833.33	$13,458.33	$763.58	$50,055.25
11/15/2029	$35,833.33	$13,458.33	$763.58	$50,055.25
12/15/2029	$35,833.33	$12,876.04	$719.69	$49,429.06
1/15/2030	$35,833.33	$12,876.04	$719.69	$49,429.06
2/15/2030	$35,833.33	$12,876.04	$719.69	$49,429.06
3/15/2030	$35,833.33	$12,876.04	$719.69	$49,429.06
4/15/2030	$35,833.33	$12,876.04	$719.69	$49,429.06
5/15/2030	$35,833.33	$12,876.04	$719.69	$49,429.06
6/15/2030	$36,666.67	$12,293.75	$675.79	$49,636.21
7/15/2030	$36,666.67	$12,293.75	$675.79	$49,636.21
8/15/2030	$36,666.67	$12,293.75	$675.79	$49,636.21
9/15/2030	$36,666.67	$12,293.75	$675.79	$49,636.21
10/15/2030	$36,666.67	$12,293.75	$675.79	$49,636.21
11/15/2030	$36,666.67	$12,293.75	$675.79	$49,636.21
12/15/2030	$37,500.00	$11,697.92	$630.88	$49,828.79
1/15/2031	$37,500.00	$11,697.92	$630.88	$49,828.79
2/15/2031	$37,500.00	$11,697.92	$630.88	$49,828.79
3/15/2031	$37,500.00	$11,697.92	$630.88	$49,828.79
4/15/2031	$37,500.00	$11,697.92	$630.88	$49,828.79
5/15/2031	$37,500.00	$11,697.92	$630.88	$49,828.79
6/15/2031	$38,333.33	$10,760.42	$584.94	$49,678.69
7/15/2031	$38,333.33	$10,760.42	$584.94	$49,678.69

Schedule 2 - 1

8/15/2031	$38,333.33	$10,760.42	$584.94	$49,678.69
9/15/2031	$38,333.33	$10,760.42	$584.94	$49,678.69
10/15/2031	$38,333.33	$10,760.42	$584.94	$49,678.69
11/15/2031	$38,333.33	$10,760.42	$584.94	$49,678.69
12/15/2031	$39,166.67	$9,802.08	$537.98	$49,506.73
1/15/2032	$39,166.67	$9,802.08	$537.98	$49,506.73
2/15/2032	$39,166.67	$9,802.08	$537.98	$49,506.73
3/15/2032	$39,166.67	$9,802.08	$537.98	$49,506.73
4/15/2032	$39,166.67	$9,802.08	$537.98	$49,506.73
5/15/2032	$39,166.67	$9,802.08	$537.98	$49,506.73
6/15/2032	$40,000.00	$8,822.92	$490.00	$49,312.92
7/15/2032	$40,000.00	$8,822.92	$490.00	$49,312.92
8/15/2032	$40,000.00	$8,822.92	$490.00	$49,312.92
9/15/2032	$40,000.00	$8,822.92	$490.00	$49,312.92
10/15/2032	$40,000.00	$8,822.92	$490.00	$49,312.92
11/15/2032	$40,000.00	$8,822.92	$490.00	$49,312.92
12/15/2032	$41,666.67	$7,822.92	$441.00	$49,930.58
1/15/2033	$41,666.67	$7,822.92	$441.00	$49,930.58
2/15/2033	$41,666.67	$7,822.92	$441.00	$49,930.58
3/15/2033	$41,666.67	$7,822.92	$441.00	$49,930.58
4/15/2033	$41,666.67	$7,822.92	$441.00	$49,930.58
5/15/2033	$41,666.67	$7,822.92	$441.00	$49,930.58
6/15/2033	$42,500.00	$6,781.25	$389.86	$49,671.21
7/15/2033	$42,500.00	$6,781.25	$389.86	$49,671.21
8/15/2033	$42,500.00	$6,781.25	$389.86	$49,671.21
9/15/2033	$42,500.00	$6,781.25	$389.86	$49,671.21
10/15/2033	$42,500.00	$6,781.25	$389.86	$49,671.21
11/15/2033	$42,500.00	$6,781.25	$389.86	$49,671.21
12/15/2033	$43,333.33	$5,718.75	$337.90	$49,389.98
1/15/2034	$43,333.33	$5,718.75	$337.90	$49,389.98
2/15/2034	$43,333.33	$5,718.75	$337.90	$49,389.98
3/15/2034	$43,333.33	$5,718.75	$337.90	$49,389.98
4/15/2034	$43,333.33	$5,718.75	$337.90	$49,389.98
5/15/2034	$43,333.33	$5,718.75	$337.90	$49,389.98
6/15/2034	$44,166.67	$4,635.42	$284.81	$49,086.90
7/15/2034	$44,166.67	$4,635.42	$284.81	$49,086.90
8/15/2034	$44,166.67	$4,635.42	$284.81	$49,086.90
9/15/2034	$44,166.67	$4,635.42	$284.81	$49,086.90
10/15/2034	$44,166.67	$4,635.42	$284.81	$49,086.90
11/15/2034	$44,166.67	$4,635.42	$284.81	$49,086.90
12/15/2034	$45,833.33	$3,531.25	$230.71	$49,595.29
1/15/2035	$45,833.33	$3,531.25	$230.71	$49,595.29
2/15/2035	$45,833.33	$3,531.25	$230.71	$49,595.29
3/15/2035	$45,833.33	$3,531.25	$230.71	$49,595.29
4/15/2035	$45,833.33	$3,531.25	$230.71	$49,595.29
5/15/2035	$45,833.33	$3,531.25	$230.71	$49,595.29

Schedule 2 - 1

6/15/2035	$46,666.67	$2,671.88	$174.56	$49,513.11
7/15/2035	$46,666.67	$2,671.88	$174.56	$49,513.11
8/15/2035	$46,666.67	$2,671.88	$174.56	$49,513.11
9/15/2035	$46,666.67	$2,671.88	$174.56	$49,513.11
10/15/2035	$46,666.67	$2,671.88	$174.56	$49,513.11
11/15/2035	$46,666.67	$2,671.88	$174.56	$49,513.11
12/15/2035	$47,500.00	$1,796.88	$117.40	$49,414.27
1/15/2036	$47,500.00	$1,796.88	$117.40	$49,414.27
2/15/2036	$47,500.00	$1,796.88	$117.40	$49,414.27
3/15/2036	$47,500.00	$1,796.88	$117.40	$49,414.27
4/15/2036	$47,500.00	$1,796.88	$117.40	$49,414.27
5/15/2036	$47,500.00	$1,796.88	$117.40	$49,414.27
6/15/2036	$48,333.33	$906.25	$59.21	$49,298.79
7/15/2036	$48,333.33	$906.25	$59.21	$49,298.79
8/15/2036	$48,333.33	$906.25	$59.21	$49,298.79
9/15/2036	$48,333.33	$906.25	$59.21	$49,298.79
10/15/2036	$48,333.33	$906.25	$59.21	$49,298.79
11/15/2036	$48,333.33	$906.25	$59.21	$49,298.79

Schedule 2 - 1